UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2008

ANNUAL STOCKHOLDERS MEETING

MAY 14, 2008

and

PROXY STATEMENT

Wednesday

May 14, 2008

9:30 a.m. local time

Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

                , 2008

Dear ConocoPhillips Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on Wednesday, May 14, 2008, at 9:30 a.m.

It is important that your shares be represented at the meeting. This proxy statement, the accompanying proxy card and the Company’s 2007 Annual Report to Stockholders are first being mailed and made available on the internet at www.proxyvote.com through the notice and access process to the Company’s stockholders on or about                 , 2008. Whether or not you plan to attend the meeting, please either submit your proxy using the Internet or telephone procedures provided on the notice and access card or, if you have elected to receive a copy of your proxy card in the mail, complete and return the enclosed proxy card in the accompanying envelope. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person. You will find information regarding the matters to be voted on at the meeting in the proxy statement.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2007 followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 14th.

Sincerely,

J. J. Mulva Chairman of the Board and Chief Executive Officer

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time	9:30 a.m. on Wednesday, May 14, 2008

Place	Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business:

•	To elect three Directors (page 8);

•	To consider and vote on a proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of all members of the Board of Directors (page 13);

•	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2008 (page 75);

•	To consider and vote on 9 stockholder proposals (pages 77 through 96); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a stockholder of record as of March 17, 2008.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to stockholders on or about , 2008.

By Order of the Board of Directors

Janet Langford Kelly

Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the Annual Meeting of ConocoPhillips’ stockholders.

What am I voting on?

You are voting on:

•	The election of three directors (see page 8);

•	A proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of all members of the Board of Directors (see page 13);

•	The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2008 (see page 75);

•	The consideration of 9 stockholder proposals (see pages 77 through 96); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Board’s proposal to elect nominated Directors;

•	FOR the Board’s proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of all members of the Board of Directors;

•	FOR the Board’s proposal to ratify the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2008; and

•	AGAINST each of the stockholder proposals.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 17, 2008. Each share of common stock is entitled to one vote. As of March 17, 2008, we had 1,589,593,832 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 17, 2008, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

The proposal to amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to provide for the annual election of all members of the Board of Directors requires the affirmative “FOR” vote of 80% of the shares outstanding as of March 17, 2008.  All other proposals submitted and each of the director nominees require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

This proxy statement, the accompanying proxy card and the Company’s 2007 Annual Report to Stockholders are being made available on the Internet at www.proxyvote.com through the notice and access process to the Company’s stockholders.

To vote by proxy, you must do one of the following:

•	Vote over the Internet (instructions are on the proxy card);

•	Vote by telephone (instructions are on the proxy card); or

•	If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Vote over the Internet (instructions are on the notice and access form);

•	Vote by telephone (instructions are on the notice and access form); or

•	If you received a hard copy of your proxy materials, fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope.

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 13, 2008;

•	Signing another proxy card with a later date and returning it to us prior to the meeting;

•	Sending our Corporate Secretary a written document revoking your earlier proxy; or

•	Voting again at the meeting.

Who counts the votes?

We have hired Broadridge Financial Solutions, Inc. (formerly ADP), to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Broadridge will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine”

matters even if you do not provide the broker with voting instructions. The election of directors, the proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of all members of the Board of Directors, and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2008 are considered routine matters.

If you do not give your broker instructions on how to vote your shares, for matters not considered “routine,” the broker may return the proxy card without voting on that proposal. This is a broker non-vote. Votes in connection with the 9 stockholder proposals are not considered routine matters. The broker may not vote on the stockholder proposals absent instructions from you. Without your instructions, a broker non-vote will occur.

As more fully described on your proxy card, if you hold your shares through certain of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) may be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

For all proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card, “FOR” the proposal to amend our Certificate of Incorporation and By-Laws providing for the annual election of all members of the Board of Directors, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2008 and “AGAINST” each of the stockholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each stockholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting, and security measures will be in effect in order to ensure the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement, the accompanying proxy card and the Company’s Annual Report are being made available on the internet at www.proxyvote.com through the notice and access process to the Company’s stockholders. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a Notice of Internet Availability next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect unless you change your election following the receipt of a Notice of Internet Availability. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by phone at (800) 579-1639, email at sendmaterial@proxyvote.com and through the internet at www.proxyvote.com. You will need your 12-digit control number located on your Notice of Internet Availability to request a package. You will also be provided with the opportunity to receive a copy of the proxy statement and annual report in future mailings.

If you do not elect electronic delivery of future proxy statements and annual reports, we may elect to post the proxy statement and annual report on an Internet site, which we are permitted to do under a new Securities and Exchange Commission rule, and we will send you a notice of the Internet posting.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 17 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for their class expires. Any director vacancies created between meetings (such as by a current director’s death, resignation or removal for cause or an increase in the number of directors) may be filled by a majority vote of the remaining directors then in office. Any director appointed in this manner would hold office until the next election for his or her respective class. If a vacancy resulted from an action of our stockholders, only our stockholders are entitled to elect a successor.

A proposal to declassify the Board and require the annual election of all directors is being submitted for your consideration and approval. Please see “Proposed Annual Election of Directors” beginning on page 13.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

What if a director nominee does not receive a majority of votes cast?

If a nominee who is serving as a director is not elected at the annual meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

How are directors compensated?

Please see our discussion of director compensation beginning on page 63.

How often did the Board meet in 2007?

The Board of Directors met eight times in 2007. Each director attended at least 75 percent of the aggregate of:

•	the total number of meetings of the Board (held during the period for which she or he has been a director); and

•	the total number of full-committee meetings held by all committees of the Board on which she or he served (during the periods that she or he served).

Do the Board committees have written charters?

Yes. The charters for our Audit and Finance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Corporate Governance” caption (accessed through the “Investor Information” link). Stockholders may also request printed copies of our Board committee charters by following the instructions located under the caption “Available Information” on page 97.

What are the Committees of the Board?

Committee	Members	Principal Functions	Number of Meetings in 2007
Audit and Finance	James E. Copeland, Jr.* Charles C. Krulak Victoria J. Tschinkel

•   Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent auditors and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our Code of Business Ethics and Conduct.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.

			15
Executive	James J. Mulva* Richard H. Auchinleck James E. Copeland, Jr. Ruth R. Harkin William E. Wade, Jr.	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	1
Compensation	William E. Wade, Jr.* Norman R. Augustine Harold W. McGraw III Harald J. Norvik William R. Rhodes	• Oversees and administers our executive compensation policies, plans, programs and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees. • Annually reviews the performance (together with the Directors’ Affairs Committee) and sets the compensation of the CEO.	9
Directors’ Affairs	Richard H. Auchinleck* Richard L. Armitage J. Stapleton Roy Kathryn C. Turner

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our Company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Reviews and reports to the Board annually on the performance of management and succession planning for the CEO.

•   Together with the Compensation Committee, annually reviews the performance of the CEO.

			7
Public Policy	Ruth R. Harkin* Kenneth M. Duberstein William K. Reilly Bobby S. Shackouls	• Advises the Board on current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	7

*Committee Chairperson

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

The Class III directors standing for election this year to hold office until the 2011 Annual Meeting of Stockholders and until his or her successor is elected are listed below. If the proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of directors is approved, all directors will stand for election each year beginning with our 2009 Annual Meeting of Stockholders.

Harold W. McGraw III, 59, Director since September 2005
•	Chairman, President and Chief Executive Officer of The McGraw-Hill Companies since 2000
•	President and Chief Executive Officer of The McGraw-Hill Companies 1998 to 2000
•	President and Chief Operating Officer of The McGraw-Hill Companies from 1993 to 1998
•	Member of the Board of:
•	The McGraw-Hill Companies
•	United Technologies Corporation

James J. Mulva, 61, Director since August 2002
•	Chairman of the Board of ConocoPhillips since October 2004
•	President and Chief Executive Officer of ConocoPhillips since August 2002
•	Director of Phillips Petroleum Company from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips Petroleum Company from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips Petroleum Company from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips Petroleum Company from 1994 to June 1999

Bobby S. Shackouls, 57, Director since March 2006
•	Chairman of the Board of Burlington Resources Inc. from July 1997 through March 2006
•	President and Chief Executive Officer of Burlington Resources Inc. from December 1995 through March 2006
•	Member of the Board of:
•	The Kroger Co.

What does the Board recommend?

THE BOARD RECOMMENDS THAT

YOU VOTE “FOR” THE ELECTION

OF THESE DIRECTORS

Who are the directors continuing in office?

Class I Directors — Term Expires in 2009

If the proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of directors is approved, all directors will stand for election each year beginning with our 2009 Annual Meeting of Stockholders.

Richard L. Armitage, 62, Director since March 2006
•	President, Armitage International LLC, since March 2005
•	U.S. Deputy Secretary of State from March 2001 to February 2005
•	President, Armitage Associates, a worldwide business and public policy firm, from 1993 to 2001.
•

A variety of high-ranking U.S. diplomatic positions from 1989 to 1993 including: Special Mediator for Water in the Middle East; Special Emissary to King Hussein of Jordan during the 1991 Gulf War; Ambassador, directing U.S. assistance to the newly independent states of the former Soviet Union.

•	Assistant U.S. Secretary of Defense for International Security Affairs from 1983 to 1989
•	Member of the Board of:
•	ManTech International Corporation

Richard H. Auchinleck, 56, Director since August 2002
•	Director of Conoco Inc. from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Enbridge Commercial Trust
•	Telus Corporation

Harald J. Norvik, 61, Director since July 2005
•	Chairman and Partner, Econ Management AS from June 2002 to present
•	Chairman, President & CEO of Statoil from January 1988 to October 1999
•	Chairman of the Board of Telenor ASA from May 2007 to present
•	Member of the Board of:
•	Petroleum Geo-Services ASA

William K. Reilly, 68, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Former Administrator of the U.S. Environmental Protection Agency 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours & Company
•	Royal Caribbean Cruises Ltd.

Victoria J. Tschinkel, 60, Director since August 2002
•	Director of Phillips Petroleum Company from 1993 to 2002
•	Director of Florida Nature Conservancy from January 2003 to January 2007
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Secretary of the Florida Department of Environmental Regulation, from 1981 to 1987
•	Chairwoman of 1000 Friends of Florida

Kathryn C. Turner, 60, Director since August 2002
•	Director of Phillips Petroleum Company from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., a management technology solutions firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation

Class II Directors — Term Expires in 2010

If the proposal to amend our Certificate of Incorporation and By-Laws to provide for the annual election of directors is approved, all directors will stand for election each year beginning with our 2009 Annual Meeting of Stockholders.

James E. Copeland, Jr., 63, Director since February 2004
•	Chief Executive Officer of Deloitte & Touche from 1999 to 2003
•	Senior Fellow for Corporate Governance with the U.S. Chamber of Commerce
•	Global Scholar with the Robinson School of Business at Georgia State University
•	Member of the Board of:
•	Coca-Cola Enterprises
•	Equifax Inc.
•	Time Warner Cable Inc.

Kenneth M. Duberstein, 63, Director since August 2002
•	Director of Conoco Inc. from 2000 to 2002
•	Chairman and Chief Executive Officer of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff (1988-1989) and Deputy Chief of Staff (1987) to President Ronald Reagan
•	Member of the Board of:
•	The Boeing Company
•	Mack-Cali Realty Corporation
•	The Travelers Companies, Inc.

Ruth R. Harkin, 63, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•

Senior Vice President, International Affairs and Government Relations of United Technologies Corporation (UTC) and Chair of United Technologies International, UTC’s international representation arm from June 1997 to February 2005

•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997
•	Member of State of Iowa Board of Regents
•	Member of the Board of:
•	AbitibiBowater

William E. Wade, Jr., 65, Director since March 2006
•	Director of Burlington Resources Inc. from 2001 to 2006
•	President of Atlantic Richfield Company from 1998 to 1999
•	Executive Vice President of Atlantic Richfield Company from 1993 to 1998
•	A series of management positions with Atlantic Richfield Company from 1968 to 1993

Directors scheduled to retire from the Board of Directors on May 14, 2008

Norman R. Augustine, 72, Director since August 2002
•	Director of Phillips Petroleum Company from 1989 to 2002
•	Director of Lockheed Martin Corporation from 1995 through March 2005
•	Chairman of the Board of Directors of Lockheed Martin Corporation from May 1996 through March 1998
•	Chief Executive Officer of Lockheed Martin Corporation from January 1996 through July 1997
•	Chief Executive Officer of Martin Marietta Corporation from December 1987 to March 1995
•	Member of the Board of:
•	The Black & Decker Corporation
•	The Procter & Gamble Company

Charles C. Krulak, 66, Director since August 2002
•	Director of Conoco Inc. from 2000 to 2002
•	Executive Vice Chairman and Chief Administration Officer MBNA Corporation from March 2004 to June 2005
•	Chairman and Chief Executive Officer of MBNA Europe Bank Limited from January 2001 to March 2004
•	Senior Vice Chairman of MBNA America from September 1999 through January 2001
•	Commandant and Vice Commander of the United States Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
•	Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal
•	Member of the Board of:
•	Freeport-McMoRan Copper & Gold Inc.
•	Union Pacific Corporation

William R. Rhodes, 72, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•	Chairman, President and Chief Executive Officer of Citibank, N.A. since October 2005
•	Senior Vice Chairman of Citigroup Inc. since December 2001
•	Chairman of Citicorp/Citibank from February 2003 to October 2005
•	Senior Vice Chairman of Citicorp/Citibank from January 2002 to February 2003
•	Vice Chairman of Citigroup Inc. from March 1999 to December 2001
•	Vice Chairman of Citicorp/Citibank from July 1991 through December 2001

J. Stapleton Roy, 72, Director since August 2002
•	Director of Phillips Petroleum Company from 2001 to 2002
•	Managing Director of Kissinger Associates Inc. since January 2001
•	Assistant Secretary of State for Intelligence and Research from 1999 to 2000
•	U.S. Ambassador to:
•	Singapore (from 1984 to 1986)
•	People’s Republic of China (from 1991 to 1995)
•	Indonesia (from 1996 to 1999)
•	Member of the Board of:
•	Freeport-McMoRan Copper & Gold Inc.

Proposed Annual Election of Directors

(Proposal 2 on the Proxy Card)

Current Classification of the Company’s Board of Directors

Our Restated Certificate of Incorporation and Amended and Restated By-Laws currently provide that the directors’ terms of office are divided into three classes, with each class containing as nearly equal a number as possible. At each Annual Meeting only one class of directors is considered by the stockholders for election to a term of three years to succeed those directors whose terms expire at the meeting.

Description of Amendment Generally

The Board of Directors recommends stockholder approval of a proposal to amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate the current classification of our directors. In the absence of such a classification, each of the directors would be elected and hold office until his or her successor is elected at the next Annual Meeting.

Background

The Committee on Directors’ Affairs and the full Board have considered the merits of the classified board structure, taking a variety of perspectives into account. While the Board believes that the classified board structure has promoted continuity and stability and reinforced a commitment to a long-term point of view, it also believes that the annual election of directors would increase the Board’s accountability to stockholders.

Summary of Proposed Amendments

The following is a summary of the proposed amendments:

•

Declassification of the Board of Directors: Article FIFTH, Section A of our Certificate of Incorporation and Article III, Section 1 of our By-Laws would be amended and restated to eliminate classification of the Board of

Directors and provide for annual election of the entire Board of Directors beginning at the 2009 Annual Meeting of Stockholders.

•

Removal of Directors Without Cause: Article FIFTH, Section B of our Certificate and Article III, Section 11 of our By-Laws would be amended and restated to provide for removal of a director without cause. Under Delaware law, stockholders may remove directors of companies with classified boards for cause. However, in Delaware companies without classified boards, directors may be removed with or without cause.

•

Filling of Director Vacancies by Stockholders: Article FIFTH, Section A and Article III, Section 2 of our By-Laws would be amended and restated to provide for filling of vacancies in the Board of Directors by stockholders in the event no directors remain in office.

Text of Proposed Amendments

The proposed amendments are reflected in the marked copy of the proposed form of Restated Certificate of Incorporation attached to this proxy statement as Appendix A and the marked copy of the proposed form of Amended and Restated By-Laws attached to this proxy statement as Appendix B.

Effectiveness

If this proposal is approved by the stockholders, then our Board will be declassified, and all directors will be elected for a one-year term beginning at the 2009 Annual Meeting.

Vote Required

This proposal must be approved by the holders of 80% of the outstanding shares of our common stock.

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” THE

PROPOSAL

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board undertook a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s Internet site under the “Corporate Governance” caption and available in print upon request (see “Available Information” on page 97), address the following matters, among others: director qualifications, director responsibilities, board committees, director access to officers, employees and independent advisors, director compensation, Board performance evaluations, director orientation and continuing education, and CEO evaluation and succession planning. The Corporate Governance Guidelines also contain director independence standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director, except Mr. Mulva, meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In making such determination regarding independence, the Board specifically considered the fact that many of our directors are directors, retired officers and stockholders of companies with which we conduct business. In addition, some of our directors serve as employees of, or consultants to, companies which do business with ConocoPhillips and its affiliates (as further described in “Related Party Transactions” on page 15). Finally, we recognize that some of our directors may purchase retail products (such as gasoline, fuel additives or lubricants) from the Company. In all cases, it was determined that the nature of the business conducted and the interest of the director by virtue of such position were immaterial both to the Company and to such director.

Finally, the Board considered the Charitable Gift Program (further described in “Non-Employee Director Compensation” on page 63) and, in part because the right to such benefit vests after one year of service, concluded that such program does not impair the independence of our directors.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Auchinleck is Chairman of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for stockholders and interested parties to communicate with the Board. Stockholders and interested parties may write or call our Board of Directors by contacting our Corporate Secretary, Janet Langford Kelly, as provided below:

•	Mailing Address:

Corporate Secretary

ConocoPhillips

P.O. Box 4783

Houston, TX 77210-4783

•	Phone Number:

(281) 293-3075

Communications addressed to individual Board members will be forwarded by the Corporate Secretary to the individual addressee. Any communications addressed to the Board of Directors will be forwarded by the Corporate Secretary to Mr. Auchinleck, Chairman of the Committee on Directors’ Affairs.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s stockholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Stockholders. In 2007, all of the Company’s directors, either in person or by teleconference, attended the Annual Meeting.

Code of Business Ethics and Conduct

ConocoPhillips has adopted a worldwide Code of Business Ethics and Conduct for Directors and Employees designed to help directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Ethics and Conduct applies to all directors and employees, including the Chief Executive Officer and the Chief Financial Officer. Our Code of Business Ethics and Conduct covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Ethics and Conduct is posted on our Internet site under the “Corporate Governance” caption. Stockholders may also request printed copies of our Code of Business Ethics and Conduct by following the instructions located under the caption “Available Information” on page 97.

Related Party Transactions

Our Code of Business Ethics and Conduct requires that all directors and executive officers promptly bring to the attention of the General Counsel and, in the case of directors, the Chairman of the Committee on Directors’ Affairs or, in the case of executive officers, the Chairman of the Audit and Finance Committee, any transaction or relationship that arises and of which she or he becomes aware that reasonably could be expected to constitute a related party transaction. Any such transactions are reviewed by the Company’s management and the appropriate Board Committee to ensure that they do not constitute a conflict of interest and are reported appropriately. Additionally, the Committee on Directors’ Affairs conducts an annual review of related party transactions between each of our directors and the Company (and its subsidiaries) and makes recommendations to the Board regarding the continued independence of each board member. In 2007, there were no related party transactions in which the Company was a participant and in which any director or executive officer (or their immediate family members) had a direct or indirect material interest. The Committee on Directors’ Affairs specifically considered the following relationships in making its independence determination:

•

Mr. McGraw is Chairman, President and Chief Executive Officer of The McGraw-Hill Companies. The McGraw-Hill Companies is a worldwide global information services provider in the financial services, education and business information markets through brands such as Standard & Poor’s, McGraw-Hill Education, BusinessWeek and J.D. Power and Associates. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with The McGraw-Hill Companies, as well as Mr. McGraw’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

•

Mr. Rhodes is Senior Vice Chairman of Citigroup Inc. and Chairman, President and Chief Executive Officer of Citibank, N.A., a subsidiary of Citigroup Inc. Citigroup provides a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, and wealth management. Citigroup provides a range of investment banking, brokerage and commercial lending services to the Company in the ordinary course of business. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with Citigroup, as well as Mr. Rhodes’ interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

•

Mr. Copeland retired as Chief Executive Officer of Deloitte & Touche USA, and its parent company, Deloitte & Touche Tohmatsu in 2003. Since 2003, Mr. Copeland has been provided office space and administrative support from, and has provided consulting services to, Deloitte & Touche. Deloitte & Touche is a registered public accounting firm which has provided and continues to provide consulting services and tax advice to the Company. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with Deloitte & Touche, as well as Mr. Copeland’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) comprises four non-employee directors, all of whom are independent under New York Stock Exchange (NYSE) listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through business and organizational contacts of the directors and management. Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. In addition to reviewing a candidate’s background and accomplishments, the Committee reviews candidates for director nominees in the context of the current composition of the Board and the evolving needs of the Company’s businesses. The Committee also considers the number of boards on which the candidate already serves. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC, and as set forth in the Company’s Corporate Governance Guidelines. The Committee also seeks to ensure that the Board reflects a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries, sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Board also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. Each director is required to retire at the next annual stockholders’ meeting of the Company following his or her 72nd birthday.

The Company’s By-Laws permit stockholders to nominate directors for election at a stockholders meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. To nominate a director using this process, the stockholder must follow procedures set forth in the Company’s By-Laws. Those procedures require a stockholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, or, in the case of a special meeting of stockholders, not less than 10 days nor more than 60 days prior to the date of such special meeting. The notice to the Secretary must include the following:

•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class or series and number of shares of capital stock of the Company, which are owned beneficially or of record, by the nominee;

•	The name and address of the nominating stockholder as they appear on the Company’s books;

•	A description of all arrangements or understandings between the nominating stockholder and the nominee;

•	The class and number of shares of Company stock owned by the nominating stockholder as of the record date for the annual meeting (if this date has been announced) and as of the date of the notice;

•	A representation that the nominating stockholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice;

•

A completed written questionnaire (in the form provided by the Corporate Secretary upon written request) with respect to the background and qualifications of the nominee and the background of any other person or entity on whose behalf the nomination is being made;

•	A written representation and agreement (in the form provided by the Corporate Secretary upon written request) that the nominee:

¡	will abide by the requirements of Section 13 of Article II of our By-Laws;

¡	is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law;

¡

is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and

¡

in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company; and

•	Any other information regarding the nominee or stockholder that would be required to be included in a proxy statement relating to the election of directors.

The Committee will consider director candidates recommended by stockholders. If a stockholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the stockholder. In addition, the stockholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third-party search firms or other sources.

Our By-Laws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (i.e., the number of votes cast “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” In 2008, all nominees for the election of directors are currently serving on the Board.

Role of the Compensation Committee

Authority and Responsibilities

The Compensation Committee of the Board of Directors of ConocoPhillips is responsible for providing independent, objective oversight for ConocoPhillips’ executive compensation programs and determining the compensation of anyone who meets our definition of a “Senior Officer.” Currently, our internal guidelines define a Senior Officer as an employee who is a senior vice president or higher, an executive who reports directly to the CEO, or any other employee considered an officer under Section 16(b) of the Securities Exchange Act of 1934. All of the Named Executive Officers in the compensation tables that follow are Senior Officers. In addition, the Compensation Committee acts as plan administrator of the compensation programs and benefit plans for Senior Officers and as an avenue of appeal for current and former Senior Officers regarding disputes over compensation and benefits.

One of the Compensation Committee’s responsibilities is to assist the Board in its oversight of the integrity of the Company’s “Compensation Discussion and Analysis” found starting on page 20 of this Proxy Statement. That report summarizes certain of the Compensation Committee’s activities during 2007 and 2008 concerning compensation earned during 2007.

A complete listing of the authority and responsibilities of the Compensation Committee is set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on December 11, 2006, which is available on our website www.conocophillips.com under the caption “Corporate Governance.”

Members

The Compensation Committee currently consists of five members. The members of the Compensation Committee and the member to be designated as Chair, like the members and Chairs of all of the Board’s committees, are reviewed and recommended annually by the Committee on Directors’ Affairs to the full Board. The Board of Directors has final approval of the committee structure of the Board. The only pre-existing requirements for service on the Compensation Committee are that members of the

Compensation Committee must meet the independence requirements for “non-employee” directors under the Securities Exchange Act of 1934, for “independent” directors under the NYSE listing standards, and for “outside” directors under the Internal Revenue Code.

Meetings

The Compensation Committee has regularly scheduled meetings in association with each regular Board meeting and meets telephonically between such meetings as necessary to properly discharge its duties. The Compensation Committee reserves time at each regularly scheduled meeting to review matters in executive session with no members of management or management representatives present except as specifically requested by the Compensation Committee. In 2007, the Compensation Committee had seven regularly scheduled meetings, and two other meetings. More information regarding the Committee’s activities at such meetings can be found in the “Compensation Discussion and Analysis” beginning on page 20.

Continuous Improvement

The Compensation Committee is committed to a process of continuous improvement in exercising its responsibilities. To that end, the Compensation Committee also:

•	Receives ongoing training regarding best practices for executive compensation;

•

Regularly reviews its responsibilities and governance practices in light of ongoing changes in the legal and regulatory arena and trends in corporate governance, in which review it is aided by the Company’s management, compensation consultants, and, when deemed appropriate, independent legal counsel;

•	Annually reviews its charter and proposes any desired changes to the Board of Directors;

•	Annually conducts a self-assessment of its performance that evaluates the effectiveness of the Committee’s actions and seeks ideas to improve its processes and oversight; and

•	Regularly reviews and assesses whether the Company’s executive compensation programs are having the desired effects.

Compensation Committee Report

Review with Management.    The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” presented in this proxy statement starting on page 20. Members of management with whom the Compensation Committee discussed the “Compensation Discussion and Analysis” included the Company’s Chief Executive Officer, Chief Financial Officer, and Vice President, Human Resources.

Discussions with Independent Executive Compensation Consultant.    The Compensation Committee has discussed with Towers Perrin, an independent executive compensation consulting firm, the executive compensation programs of the Company, as well as specific compensation decisions made by the Compensation Committee. Towers Perrin is retained directly by the Compensation Committee, independent of the management of the Company. The Compensation Committee has received written disclosures from Towers Perrin concerning other work performed for the Company by Towers Perrin, has discussed with Towers Perrin its independence from ConocoPhillips, and believes Towers Perrin to be independent of management.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in ConocoPhillips’ proxy statement on Schedule 14A (and, by reference, included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2007).

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

William E. Wade, Jr., Chairman

Norman R. Augustine

Harold W. McGraw III

Harald J. Norvik

William R. Rhodes

Compensation Discussion and Analysis

Our discussion and analysis of our executive compensation programs is arranged in three parts:

➢	Compensation Objectives and Process (beginning on page 20) — This section provides a summary of the goals of our compensation program for executives and the structure in place to align our program with those goals.

➢	Compensation Program Elements (beginning on page 25) — This section provides an overview of the programs we have in place to compensate our executives and an analysis of the function of each program in achieving the goals and objectives discussed in the first section.

➢	Compensation Analysis (beginning on page 32) — This section provides an analysis of compensation decisions for 2007 and how such information relates to the amounts reported in the Executive Compensation Tables.

Compensation Objectives and Process

Executive Compensation Goals, Philosophy, and Principles

Our Goals:    Our goals are to attract, retain and motivate high-quality employees and maintain high standards of principled leadership so that we can responsibly deliver energy to the world and provide sustainable value for our stakeholders, now and in the future.

Our Philosophy:    We believe that our ability to responsibly deliver energy and to provide sustainable value is driven by superior individual performance. We believe that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees. Moreover, we believe employees in a leadership role within the organization are motivated to perform at their highest levels by making performance-based pay a significant portion of their compensation.

Our Principles:    To achieve our goals, we implement our philosophy through the following guiding principles:

•	Establish target compensation levels competitive with those of other companies with whom we compete for executive talent;

•

Link pay to performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation and the granting of long-term incentive awards, including stock options and performance-based restricted stock or performance-based restricted stock units;

•	Allow executives to share in ConocoPhillips’ successes and failures by varying performance-based compensation from target levels based upon business performance;

•

Motivate individual performance by considering the specific accomplishments of individual executives and the demonstration of leadership principles and ConocoPhillips’ values in determining individual compensation;

•	Encourage talented individuals to stay with the company until retirement; and

•	Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.

The Compensation Committee

As discussed under “Role of the Compensation Committee” on page 18, the Compensation Committee (the Committee) is charged with all compensation actions related to our Senior Officers, including all of our Named Executive Officers.

A complete listing of the authority and responsibilities of the Compensation Committee is set forth in its Charter, which can be found on our website at www.conocophillips.com under the caption “Corporate Governance.”

The Compensation Committee’s charter permits the Committee to delegate authority to subcommittees or other committees of the Board. In 2007, the Committee made no delegations of its authority over compensation matters relating to our Named Executive Officers.

External Advisors

The Compensation Committee is specifically authorized in its charter to retain external legal, accounting or other advisors and consultants at the Company’s expense. Since 2004, the Compensation Committee has retained Towers Perrin as its independent executive compensation consultant. In September 2005, the Committee adopted specific guidelines for outside compensation consultants retained to advise the Committee. The guidelines require (and Towers Perrin provides an annual attestation regarding compliance with such guidelines) that work done for the Company at management’s request be approved in advance by the Committee, require a review of the advisability of independent consultant rotation after a period of five years, and prohibit the Company from employing any individual who worked on the Company’s account for a period of one year after leaving the employ of the independent consultant. The Committee strongly discourages proposals to retain the independent consultants for any work other than advising the Committee and does not approve any work proposed by management for the Company that would compromise the independence of the consultants.

Since the adoption of the independence guidelines, the Committee has approved only two such requests. One request was to continue purchasing multi-company non-executive compensation surveys in the ordinary course of business at a nominal cost. The other request was to hire Towers Perrin, for a minimal sum, to assist on a one-time basis with a country-specific workforce planning project in 2005 because of their special expertise in related matters. In the view of the Committee, neither of these requests compromised the independence of Towers Perrin as a consultant to the Committee, and the Committee concurred with management’s assessment that Towers Perrin was better suited to provide the requested services than alternative providers.

Towers Perrin attends most regularly scheduled meetings of the Compensation Committee, as well as preparatory meetings with the Committee Chairman. Among other tasks assigned by the Committee, Towers Perrin typically:

•	Prepares an annual presentation on the competitiveness of compensation to be paid to our CEO;

•	Reviews the Committee’s proposed compensation decisions affecting our Named Executive Officers;

•	Reviews presentations on executive compensation and benefits to be delivered to the Committee; and

•	Advises the Committee of their opinions and conclusions regarding the presentations and issues before the Committee.

The Committee seeks counsel from Towers Perrin regarding whether the executive compensation programs, and the targets set under the programs for Named Executive Officers, are within the range of typical practice for the Company’s primary peers and that the total compensation actually paid to Named Executive Officers falls within the criteria established by the Committee. Towers Perrin also undertakes such other special projects as are assigned by the Committee. Additionally, Towers Perrin may attend executive sessions of the Committee as requested by the Committee.

Executive Support

The Committee is supported by the Vice President, Human Resources of the Company (“VPHR”), and such other executives and employees of the Company and consultants to the Company as the VPHR deems appropriate or the Compensation Committee requests. The Committee relies on the CEO and VPHR to implement its decisions.

The CEO and VPHR work with internal resources and the Company’s compensation consultant, Mercer Human Resource Consulting (“Mercer”), to design programs, implement Committee decisions, and recommend amendments to existing, or the adoption of new, compensation and benefits programs and plans applicable to Senior Officers (‘Senior Officer’ is defined in “Role of the Compensation Committee” on page 18) as well as to prepare necessary briefing materials for the Committee’s review as part of its decision-making process. Design and implementation of programs and plans for Senior Officers are generally reviewed with the Committee Chair, the Chief Executive Officer, the Chief Financial Officer, the VPHR, Mercer and Towers Perrin prior to being presented to the Committee.

The Committee annually reviews the Company’s compensation structure and programs; retirement, benefit and severance plans; and management succession plans. The Committee meets with the Committee on Directors’ Affairs each year to review the role of the CEO in the Company’s performance, his role in advancing the strategic objectives of the Company, and other factors relating to his individual performance during the year, as well as to establish performance objectives and compensation targets for the coming year.

The annual compensation process concludes at the Committee’s February meeting (the date of which is set at least a year in advance), when it evaluates the Company’s performance against criteria set for just-concluded performance periods, and determines the associated Corporate performance payout components, determines awards earned by Senior Officers under the Company’s short-term and long-term incentive programs for the concluded performance periods, and sets target compensation for Senior Officers for the upcoming year.

Before the Committee makes the foregoing determinations, the CEO provides his recommendations to the Compensation Committee on compensation actions for all Senior Officers, other than himself. The CEO and the Compensation Committee also discuss the CEO’s assessment of the performance of our Senior Officers and any other factors that the CEO believes the Compensation Committee should consider. The Compensation Committee reviews benchmarking data for similarly situated executives at other large, publicly-held energy companies (as well as large publicly-held non-energy companies, for staff executives) compiled by Mercer and reviewed by Towers Perrin.

With respect to our CEO, the Compensation Committee, with the input of Towers Perrin and Mercer, reviews and decides upon salary adjustments, incentive program payouts for the most recently concluded one and three-year performance periods and any awards under the stock option program. Likewise, the Compensation Committee also sets compensation targets for the upcoming one- and three-year performance periods based upon benchmarking studies for other CEOs within our primary peer group for benchmarking purposes.

Compensation Program Design

Our compensation programs for executives take into account marketplace compensation for executive talent, internal equity with our employees, past practices of the Company, corporate, business unit and individual results and the talents, skills and experience that each individual executive brings to ConocoPhillips.

The Compensation Committee begins by establishing target levels of total compensation for our Senior Officers for a given year. The targets take into account and reflect the considerations discussed in more detail below, including the use of peer benchmarking, internal pay equity and salary grade structure. Once an overall target compensation level is established, the Committee considers the weighting of each of our primary compensatory programs (Base Salary, Variable Cash Incentive Program, Stock Option Program and Performance Share Program) within the intended total target compensation.

Generally, our programs are designed to increase the proportion of performance-based or “at-risk” pay as a percentage of total compensation as an executive’s responsibilities increase. This is based upon the belief that our senior executives have more opportunity to affect the performance of the Company and that the executives’ performance will be enhanced by ensuring that a larger portion of their potential compensation is tied to the performance of the Company.

Salary Grade Structure

Each year, management, with the assistance of outside compensation consultants, undertakes a thorough examination of the scope and complexity of jobs throughout ConocoPhillips and a study of competitive compensation practices for such jobs. As a result of this work, management develops a compensation scale under which different positions are designated specific “grades.” Each grade has an associated base salary minimum, midpoint, and maximum and a target, which is expressed as a percentage of salary, for our annual bonus program. Eligible grades may also have an associated restricted stock unit and option target, also expressed as a percentage of salary. For our executives, the base salary midpoint increases at each increasing grade, but at a lesser rate than increases in target incentive compensation percentages. The result is an increased percentage of “at risk” compensation as the executive’s grade is increased. Modifications to our salary grade structure to reflect marketplace trends are reviewed annually and, with respect to our Senior Officers, approved by the Compensation Committee. The Compensation Committee also approves any salary grade changes for our Senior Officers, including our Named Executive Officers.

Benchmarking

In setting target compensation, we, with assistance from Mercer, refer to multiple relevant compensation surveys that include but are not limited to large energy companies. We then compare that information to the base salary ranges and incentive compensation targets by salary grade to determine any necessary changes so that the cumulative target, which includes base salary and all incentive compensation, for each salary grade is broadly at the 50th percentile for similar positions as indicated by the survey data.

An individual analysis is then conducted for our Named Executive Officers in which we seek to obtain compensation data for our primary peer group, as well as other relevant groups, such as companies within the Fortune 50 Index, for benchmarking purposes specific to the position. For example, we focus on large, publicly-held energy companies as the proper primary peer group for benchmarking purposes in determining targets for our CEO, while we often include broader measures, such as other publicly-held energy companies for our operating executives, as well as other large publicly-held non-energy companies for staff executives. The conclusions are reviewed and independently confirmed by the Compensation Committee’s independent compensation consultant, Towers Perrin. The Compensation Committee uses the results of these surveys as a factor in setting compensation structure and targets relating to our Named Executive Officers.

The Compensation Committee’s use of primary peer groups in the context of our compensation programs generally falls into two broad categories: setting compensation targets and measuring Company performance.

-	Setting Compensation Targets

As discussed above, before setting individual compensation targets under each of our primary compensation programs, the Compensation

Committee establishes target levels of total compensation for our Senior Officers each year. This includes a review of targets for ongoing performance periods. Once total compensation targets are established, the Committee sets targets for future performance periods within each program. In setting total compensation targets and targets within each individual program, the Compensation Committee uses the following primary peer group for benchmarking purposes—ExxonMobil Corporation, Royal Dutch Shell plc, BP p.l.c., and Chevron Corporation.

The Committee also utilizes a secondary group of peer companies for benchmarking the compensation of our Named Executive Officers—Valero Energy Corporation, Marathon Oil Corporation, Sunoco, Inc., Hess Corporation, Occidental Petroleum Corporation, and, for staff executives, other large publicly-held non-energy companies.

We utilize the primary peer group in setting compensation targets because these companies are broadly reflective of the industry in which we compete for business opportunities, as well as executive talent, and because they provide a good indicator of the current range of compensation for executives.

-	Measuring Performance

In assessing our actual performance for a given performance period under our performance-based programs, we use ExxonMobil, Royal Dutch Shell, BP, Total S.A., and Chevron as our primary peer group for performance measurement because we believe our performance is best measured against the largest publicly-held, international, integrated oil and gas companies against which we compete in our business operations.

Developing Performance Measures

We have attempted to develop performance metrics that assess the performance of the Company relative to its primary peer group rather than absolute performance. This is based on the belief that absolute performance can be affected positively or negatively by industry-wide factors over which our executives have no control, such as prices for crude oil and natural gas. We have also attempted to isolate the underlying performance necessary to enable achievement of those goals considering our unique circumstances within the industry. We have selected multiple metrics, as described below, because we believe no one metric is sufficient to capture the performance we are seeking to drive, and any metric in isolation is unlikely to promote the well-rounded executive performance necessary to enable us to achieve long-term success. We recognize, however, that no metric or set of metrics can reliably measure actual performance in light of unanticipated opportunities and challenges. We reassess the performance metrics periodically to respond to these changing circumstances.

Internal Pay Equity

We believe our salary grade structure provides a framework for an equitable compensation ratio between executives, with higher targets for jobs at salary grades having greater duties and responsibilities. Taken as a whole, our compensation program is designed so that the individual target level rises as salary grade level increases, with the portion of performance-based compensation rising as a percentage of total targeted compensation. One result of this structure is that actual total compensation of an executive as a multiple of the total compensation of his or her subordinates is designed to increase in periods of above-target performance and decrease in times of below-target performance.

Alignment of Interests

We place a premium on aligning the interests of executives with those of our stockholders. Our Stock Ownership Guidelines require executives to own stock valued at a multiple of base salary, ranging from 1.8 times salary, for lower-level executives, to 6 times salary, for the CEO. The multiple of equity held by each of our Named Executive Officers exceeds our established guidelines for their positions. Employees have five years from the date they become subject to the Guidelines to comply with the Guidelines.

We have historically required our executives to hold restricted stock units received under the Performance Share Program, and in predecessor programs, until death, disability, retirement, layoff, or severance after a change in control. The units are generally forfeited if an executive voluntarily leaves the Company’s employ when not retirement eligible. We are informed by both Mercer and Towers Perrin that this is a highly unusual feature. We have employed the holding period to align our executives’ interests with those of our stockholders for the duration of their career with the Company and to encourage executives to stay with the Company. A result is that our Named Executive Officers do not vest in a substantial part of their compensation for the duration of their employment by the Company. Thus, amounts shown under “Stock Awards” in the “Outstanding Equity Awards at Fiscal Year End” table beginning on page 47 reflect accumulated restricted stock and restricted stock units from each Named Executive Officer’s entire tenure as an executive and, therefore, are higher than they would be for a comparably compensated executive at another company whose performance incentives vested after a period of a few years, which we are advised is more typical. In light of this fact, the Compensation Committee has considered our programs and determined, for performance periods beginning in 2009, it will allow our Senior Officers to elect to have restrictions lapse on restricted stock unit awards five years from the anniversary of the grant date. The Compensation Committee believes this change in future periods will ensure our executives’ maintain their focus on long-term performance, while also allowing the Company’s programs to be more competitive with those of our peers.

Statutory and Regulatory Considerations

In designing our compensatory programs, we consider and take into account the various tax, accounting and disclosure rules associated with various forms of compensation. The Compensation Committee also reviews and considers the deductibility of executive compensation under section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1 million that is paid to certain individuals. The Company generally will be entitled to take tax deductions relating to compensation that is performance-based or that will not be paid until the executive leaves the Company, which may include cash incentives, stock options, restricted stock, restricted stock units and other performance-based awards. The Compensation Committee seeks to preserve tax deductions for executive compensation to the extent consistent with the Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of our business goals. However, the Compensation Committee has also awarded compensation that might not be fully tax deductible when it believes such grants are nonetheless in the best interests of our stockholders.

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. The Company designs its compensation programs to be in compliance with these statutory provisions. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 55 under the heading “Nonqualified Deferred Compensation.”

Compensation Policies

ConocoPhillips is a global, integrated energy company with operations and employees worldwide and, as such, we must respond to local conditions, practices, and laws in our compensation programs. Therefore, no compensation arrangements are applicable to all of our salaried employees. However, since our Named Executive Officers are each United States-based salaried employees, we do not discuss benefit programs that are generally applicable to all United States-based salaried employees.

The Compensation Committee carefully considers aspects of shorter-term performance that will drive the long-term sustainable performance we seek, as well as the best measures of that performance. Where appropriate, performance criteria have been established relative to the performance of other energy companies rather than on an absolute basis. Although the Committee sets performance measures for performance-based programs, compensation under those programs is not mandated by attainment of specified performance levels. Rather, all employees are informed of the performance measures that will be used to evaluate their performance for a given period, such as relative annual total stockholder return, but also understand that no given performance under those measures will entitle them to any guaranteed resulting payments under these programs. The Compensation Committee gives great weight to the Company’s performance on these measures relative to our primary peer group for performance measurement. However, the Compensation Committee also retains discretion to consider other factors as the Committee seeks to determine the Company’s or business unit’s relative performance within the industry and the contribution of the individual to that performance. The Compensation Committee believes that the stockholders’ interests are best served by having the Committee retain discretion to implement the compensation philosophy described earlier.

Option Pricing

When the Committee grants options to its Named Executive Officers, the Company uses an average of the high and low of stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant) to determine the exercise price of the options. Grants of options are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later.

Employment Agreements

Our Named Executive Officers each serve without an employment agreement. All compensation for these officers is set by the Committee as described above.

Compensation Program Elements

Our executive compensation program has four primary components which are intended, collectively, to compensate and create incentives for our executives with respect to past, current and future performance. These four primary components are:

•	Base Salary;

•	Variable Cash Incentive Program;

•	Stock Option Program; and

•	Performance Share Program.

In addition to these primary components, the Company also provides its executives with retirement, severance, health and other personal benefits as described below.

Base Salary

Base salary is a major component of the compensation for all of our salaried employees, although it becomes a smaller component of total targeted compensation as an employee rises through the ConocoPhillips salary grade structure. Base salary is important, especially at lower salary grades, to give an individual financial stability for personal planning purposes. There are also motivational and reward aspects to base salary, as base salary can be increased or decreased from target to account for considerations such as individual performance and time in position.

Performance-Based Pay — Measures and Criteria

Performance Measures — We use corporate, business unit and individual performance criteria in determining individual payouts.

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Corporate Performance Criteria — At the beginning of each performance period, the Compensation Committee establishes, in consultation with management, performance criteria for the Company. At the conclusion of a performance period, the Compensation Committee makes a subjective evaluation of the performance of the Company against the pre-established criteria for such program. We utilize multiple measures of performance under our programs to ensure that no single aspect of performance is driven in isolation. We have employed the following measures of overall Company performance under our performance-based programs:

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Relative Total Stockholder Return — Total stockholder return represents the percentage change in a company’s common stock price from the beginning of a period of time to the end of the stated period, and assumes common stock dividends paid during the stated period are reinvested into that common stock. We use a total stockholder return measure because it is the most tangible measure of the value we have provided to our stockholders during the relevant program period. We recognize that total stockholder return is not a perfect measure. It can be affected by factors beyond management’s control and by market conditions not related to the intrinsic performance of the Company. It can also be driven in the short term to the detriment of long-term performance. We seek to mitigate the influence of industry-wide conditions on stock price by using total stockholder return relative to our primary peer group.

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Relative Adjusted Return on Capital Employed — Relative return on capital employed is a measure of the profitability of our capital employed in our integrated business compared with that of our peers. We calculate return on capital employed as a ratio, the numerator of which is income from continuing operations plus after-tax interest expense and minority interests, and the denominator of which is average common stockholders’ equity plus total debt and minority interests. Our businesses are capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. Therefore, we believe that a good indicator of long-term Company and management performance, both absolute and relative to our primary peer group, is the measure known as return on capital employed (ROCE). The use of ROCE as a comparative measure is complicated by the fact that two different accounting methods were used for business combinations prior to June 2001. Accounting for a combination on the “purchase” method generally resulted in a much higher amount of capital employed after the combination than did the “pooling-of-interests” method. While we were required to utilize the “purchase” method for all of our significant business combinations, several members of our primary peer group for performance measurement utilized the “pooling-of-interests” method for their significant combinations. Historically, in comparing our ROCE to our primary peer group for performance measurement, where necessary so that these amounts will be comparable, we adjusted the “capital employed” to reflect our estimate of significant business combinations using the “pooling” method of accounting, as well as for certain non-core earnings impacts. In 2007, the Compensation Committee approved a change in the way Adjusted ROCE is calculated under our performance-based programs. As a result, in measuring performance for 2007 and future years we no longer adjust our “capital employed” to reflect our estimate of “pooling” for significant business combinations. However, we do adjust the “capital employed” of our primary peer group for performance measurement to reflect our estimate of significant business combinations using the “purchase” method of accounting, and we continue to adjust the Company and peers for certain non-core earnings impacts. For performance periods beginning before 2005, our programs considered our improvement on Adjusted ROCE relative to our primary peer group for performance measurement. For performance periods beginning in 2005 through 2007, our programs considered our absolute Adjusted ROCE relative to our primary peer group for performance measurement during the program performance period.

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Relative Adjusted Income per Barrel of Oil Equivalent (BOE) — An important measure of operating efficiency and management performance is a comparison of the income earned by the Company per barrel of oil produced by our Exploration & Production business segment, or E&P, and per barrel of petroleum products sold by our Refining & Marketing business segment, or R&M. This measure allows us to compare our operating efficiency in producing and refining/marketing products against that of our primary peer group. The measure is calculated by dividing adjusted income attributable to our E&P and R&M segments by the number of barrels produced or petroleum products sold, respectively. A weighted average of these two segment-level metrics is then calculated, and compared against that of our peers. As with our calculation of Adjusted ROCE, we adjust both our own income and that of our peers to reflect certain non-core earnings impacts. We added this metric for performance periods beginning in 2007.

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Health, Safety and Environmental Performance — We seek to be a good employer, a good community member and a good steward of the environmental resources we manage. Therefore, we have historically incorporated metrics of health, safety and environmental performance in our annual incentive bonus program.

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Implementation of Strategic Plan — This measure is a subjective analysis of the Company’s progress in implementing its strategic plan over a given performance period. We added this metric for performance periods beginning in 2007.

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Business Unit Performance Criteria — There are over 100 discrete award units within the Company designed to measure performance and to reward employees according to business outcomes relevant to the award group. Although most employees participate in a single award unit designated for the operational or functional group to which such employee is assigned, a Senior Officer can participate in a blend of the results of more than one of these award units depending on the scope and breadth of his or her responsibilities over the performance period. Moreover, because our CEO is responsible for overall Company performance, his award is based solely on individual and overall Company performance.

At the beginning of each performance period, management establishes award units and the performance criteria for each award unit. Performance criteria are goals consistent with the Company’s operating plan and include quantitative and qualitative metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management. At the conclusion of a performance period, management makes a subjective determination of the unit’s performance for the year, which determination includes a subjective evaluation of performance versus the pre-established criteria for such award unit. The Compensation Committee approves or adjusts the recommendation from management regarding the performance of each award unit.

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Individual Performance Criteria — Individual adjustments for Senior Officers, including our Named Executive Officers, are approved by the Compensation Committee, based on the recommendation of the CEO (other than for himself). The CEO’s individual adjustment is determined by the Compensation Committee taking into account the prior review of his performance conducted jointly by the Compensation Committee and the Committee on Directors’ Affairs.

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Tax-Based Program Criteria — Our annual incentive program is also designed to conform to the requirements of section 162(m) of the Internal Revenue Code, which allows for deductible compensation in excess of $1 million if certain criteria, including the attainment of pre-established performance criteria, are met.

Performance-Based Pay Programs

Annual Incentive (Bonus) — The Variable Cash Incentive Program (VCIP) is a broadly-available annual incentive program for our employees throughout the world, and it is our primary vehicle for recognizing Company, business unit, and individual performance for the past year. We believe that having an “at risk” element for all of our employees gives them a financial stake in the achievement of our business objectives on an annual basis and therefore motivates them to use their best efforts to ensure the achievement of those objectives. We believe that one year is a valuable measurement period that should be included in a compensation program because we measure and report our business accomplishments annually, as do our primary peers and other public companies, and our valuation is derived, in part, from comparisons of such annual results with the results of our primary peers and relative to prior annual periods. We also believe that one year is a time period over which all employees who participate in the program can have the opportunity to establish and achieve their specified goals. The award is weighted equally for Company and Business Unit performance for named executive officers other than the CEO, and solely on Company performance for the CEO.

Long-Term Incentives — Our primary long-term incentive compensation programs for executives are the Stock Option and Stock Appreciation Rights

Program (Stock Option Program) and the Performance Share Program (PSP) which, along with VCIP, are each programs under our stockholder approved 2004 Omnibus Stock and Performance Incentive Plan (2004 Omnibus Plan). These programs evaluate and reward performance over longer periods than our annual incentive programs. The Stock Option Program provides annual grants of stock options to our executives, the amount of which is based on their salary, their salary grade level, and their performance during the preceding year. The PSP measures performance over three-year periods and, since the settlement of the award is made in restricted stock units which may not be transferred while an executive remains employed by the Company, has the effect of encouraging executives to stay with the Company and of aligning the interests of the executive with those of the stockholders for the balance of the executive’s career with the Company.

The combination of the Stock Option Program, the PSP, and the extended holding periods associated with the restricted stock units received under the PSP combine to provide a comprehensive package of medium and long-term compensation incentives for our executives that align their interests with those of our long-term stockholders. Such extended holding periods also enable the Company to more readily withdraw awards should circumstances arise that merit such action. To date, no Named Executive Officers have been subject to reductions or withdrawals of prior grants or payouts of restricted stock, restricted stock units or stock option awards. Circumstances meriting such withdrawal are determined at the discretion of the Compensation Committee, but could potentially include a material restatement or change in reported financial results for past periods for reasons other than the adoption of new accounting standards, or indicators of malfeasance by an executive, although there have been no such instances at ConocoPhillips.

As discussed in “Benchmarking — Setting Compensation Targets” on page 23, targets under our long-term incentive programs are based on a guideline value for restricted stock units and stock options as a percent of salary established for each salary grade level of management. Targets generally provide approximately 50 percent of the long-term incentive award in the form of stock options and 50 percent in the form of restricted stock units awarded under the PSP. In years prior to 2005, stock options were more heavily-weighted relative to restricted stock and restricted stock units, but changes were made to reflect, in part, ongoing trends in compensation at large companies, including the Company’s primary peers, accounting changes related to stock option grants, and recognition that both restricted stock units and stock options are useful compensatory devices for rewarding past individual performance, encouraging long-term corporate performance, and aligning the interests of the recipients with those of our stockholders. The Company began using restricted stock units rather than restricted stock in 2004 primarily in response to changes in U.S. tax laws that affected both the Company and its employees. However, these units are expected to be settled in Company stock when restrictions lapse.

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Stock Option Program — The Stock Option Program is designed to maximize medium- and long-term stockholder value. It is the practice under this program to set option exercise prices at not less than 100 percent of the fair market value of the Company’s stock at the time of the grant. For this purpose, the Company uses an average of the high and low of stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant). Grants are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later. Although the Committee retains discretion to adjust stock option awards up or down by up to 30 percent from the specified target, the Committee did not elect to exercise such discretion with respect to the Stock Option Awards granted in February 2007. Since the value of an option is derived solely from an increase in the Company’s stock price, the value of a stockholder’s investment in the Company must appreciate before an option holder receives any financial benefit from the option. We understand that stock options have been criticized for giving executives incentives to increase the price of the stock in the short term to the detriment of the long term. We believe these incentives are countered by the one-third annual vesting schedule for stock options combined with the impact of the PSP’s requirement to hold restricted stock units for an extended period of time. Likewise, our Stock

Option Program provides a valuable “completely at-risk” complement to the PSP.

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Performance Share Program (PSP) — The PSP rewards executives based on their individual performance and the performance of the Company over a three-year period. Beginning in 2003, each year the Committee has established a three-year performance period over which it compares the performance of the Company with that of its primary peer group for performance measurement under pre-established criteria for such period. Thus, in any given year, performance is being measured for purposes of three overlapping performance periods. Use of a multi-year performance period helps to focus management on longer-term results, but it can also provide compensation that may seem anomalous if compared only to performance in the current year (which may be better or worse relative to the multi-year period).

A guideline value determines the PSP targets for each PSP participant and is expressed in a number of restricted stock units, set at the beginning of the performance period. The guideline value takes into account a discount due to the estimated foregone dividend payments during the performance period for the targeted award (prior to issuance of the actual award).

Each executive’s individual award is subject to a performance adjustment at the end of the performance period. Although the Compensation Committee maintains final discretion to adjust compensation in accordance with any unique circumstances that may arise, and has done so in the past, program guidelines generally result in an award range between 0 to 200 percent of target. Final awards are based on the Committee’s subjective evaluation of the Company’s performance relative to the established metrics noted above and of each executive’s individual performance and long-term potential, considering input from the CEO for each participant other than himself. Targets for participants whose salary grades are changed during a performance period are prorated for the period of time such participant remained in each relevant salary grade.

-	Other Possible Awards — ConocoPhillips may make awards outside the Stock Option Program or the PSP (off-cycle awards). Off-cycle awards are awards granted outside the context of our regular compensation programs (these awards are also commonly referred to as “ad hoc” or “special purpose” awards). Currently, off-cycle awards are granted to certain incoming executive personnel, typically on the first day of employment, (1) to induce an executive to join the Company (occasionally replacing compensation that will be lost to the executive because of termination from the prior employer); (2) to induce an executive of an acquired company to remain with the Company long enough for the executive to be evaluated in the ConocoPhillips environment; and/or (3) to provide a pro-rata equity award to an executive joining the Company during an ongoing performance period under a plan for which he or she is ineligible because he or she joined the Company during the middle of the performance period. In the past, off-cycle awards have also been used as rewards for successful projects and, in such cases, the Compensation Committee has proposed a shorter period for restrictions on transfer associated with restricted stock units issued under the Performance Share Program which the Committee believes is consistent with the purpose of the award. While it retains discretion to do so, the Compensation Committee has indicated to our management that it does not expect to make off-cycle awards in connection with specific projects in the future. No off-cycle awards were made to any of our Named Executive Officers in 2007.

Pursuant to the Compensation Committee’s charter, any off-cycle awards to Senior Officers must be approved by the Compensation Committee.

Broadly-Available Plans

Our Named Executive Officers participate in the same basic benefits package as our other U.S. salaried employees. This includes a basic benefits package consisting of retirement, medical, dental, vision, life insurance and accident insurance plans, as well as flexible spending arrangements for health care and dependent care expenses.

Perquisites and Personal Benefits

We provide our Named Executive Officers with a limited number of perquisites. These are designed primarily to minimize the amount of time they devote to administrative matters other than Company business, promote a healthy work/life balance, provide opportunities for developing business relationships, and put a human face on our social responsibility programs. However, with respect to our executive life insurance coverage and our defined contribution and defined benefit plans, our primary goal is to provide a competitive package of compensation and benefits. All such programs are approved by the Compensation Committee.

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Financial Planning — We reimburse our Named Executive Officers for their costs associated with financial planning up to certain limits. We do this to facilitate tax preparation and the creation of a sound personal investment strategy for our executives.

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Comprehensive Security Program — Our Board of Directors has adopted a comprehensive security program for our executives in recognition that our executives face personal safety risks in their roles as representatives of a global, integrated energy company. Under this program, our Manager of Global Security monitors changing developments in risk and threat analysis and security systems and services and recommends to management appropriate security measures. Other than in the case of a serious and immediate risk of harm, changes to the program are approved by our Board of Directors. In the Summary Compensation Table in the “All Other Compensation” column, we have reflected certain costs associated with this program, such as personal use of Company aircraft, the use of Company automobiles, and home security expenses. Although the Company does not believe that these services are compensatory in nature, we are required to classify them as personal benefits.

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Personal Entertainment — We purchase tickets to various cultural, charitable, civic, entertainment and sporting events for business development and relationship-building purposes, as well as to maintain our involvement in communities in which the Company operates. Occasionally, our employees, including our executives, make personal use of tickets that would not otherwise be used for business purposes. We believe these tickets offer an opportunity to significantly increase morale at a very low or no incremental cost to the Company.

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Tax Gross-Ups — Certain of the perquisites and personal benefits received by our executives are deemed to be taxable income to the individual by the Internal Revenue Service. When we believe that such income is incurred for purposes more properly characterized as Company business than personal benefit, we provide further payments to the executive to reimburse the cost of the inclusion of such item in the executive’s taxable income. Most often, these tax gross-up payments are provided for travel by a family member or other personal guest of an executive to attend a meeting or function in furtherance of Company business, such as Board meetings, Company-sponsored events, and industry and association meetings where spouses or other guests are invited or expected to attend.

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Matching Gift Program — Each of our executives is eligible for our charitable matching gift program. This program provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per executive (or $7,500 for retired executives) during any one calendar year. We provide this program to support personal charitable giving by our executives because we believe such support encourages executive involvement in community activities which furthers our mission of being a good community citizen and because we believe our Company image is enhanced by the personal involvement of our executives in charitable activities.

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Executive Life Insurance — We maintain life insurance policies and/or death benefits for all of our U.S. based salaried employees (at no cost to the employee) with a face value approximately equal to their annual salaries. For our executives, we maintain an additional life insurance policy and/or death benefits (at no cost to the executive) with a value equal to their annual salary. These two programs combine to provide an executive with life insurance equal to two times annual salary at no cost to the executive (other than imputed income for tax purposes, which we do not gross up). In addition to these two plans, we also provide our executives the option of purchasing group variable universal life insurance in an amount up to five times their annual salary. We believe this is a benefit valued by our executives that can be provided at no cost to the Company.

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Defined Contribution Plans — We maintain the following nonqualified defined contribution plans for our executives. These plans allow deferred amounts to grow tax-free until distributed, and also allow the Company to utilize the money for the duration of the deferral period for general corporate purposes.

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Voluntary Deferred Compensation Plans — The purpose of our voluntary nonqualified deferred compensation plans is to allow executives to defer a portion of their salary and bonus. By making such deferrals, the executive defers paying taxes on such amounts until the year in which distributions are made from the plans. While in these plans, the executives are allowed to direct the investment of deferred amounts held on their behalf.

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Make-Up Plans —The purpose of our nonqualified defined contribution make-up plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

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Defined Benefit Plans — We also maintain nonqualified defined benefit plans for our executives. The primary purpose of these plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

Severance Plans and Changes in Control

We maintain plans to address severance of our executives in certain circumstances as described under the heading “Executive Severance and Changes in Control” beginning on page 57. The use and structure of these plans is competitive within the industry and is intended to aid the Company in attracting and retaining executives.

The Executive Severance Plan was approved by the Compensation Committee and provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause. This plan was adopted to provide the Company with flexibility to make personnel changes at the executive level when executives impacted by such changes would not be entitled to the layoff benefits provided in the broad-based severance plan for employees. We believe this plan aids us in recruiting executives externally when necessary as it provides new hires a measure of protection, and it enables us to avoid negotiating individual severance arrangements with newly hired executives or departing executives. We also believe this plan reduces the likelihood and extent of litigation from executive severance.

The Compensation Committee also approved a Change in Control Severance Plan to provide similar benefits in the event of a discharge of covered executives after a change in control of the Company. The Change in Control Severance Plan provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause following a change in control. In our view, the severance level provided under the plan is appropriate as it is the current standard for senior executives in many U.S. industries. The Change in Control Severance Plan also incorporates a provision to deal with the impact of the federal excise tax on excess parachute payments. The so-called “golden parachute” tax rules subject “excess parachute payments” to a dual penalty: the imposition of a 20 percent excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise stock options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we believe that the provision of the excise tax gross-up in the Change in Control Severance Plan is appropriate.

Compensation Analysis

In determining performance-based compensation awards for our Named Executive Officers for performance periods concluding in 2007, the Compensation Committee began by considering overall Company performance, including the following accomplishments and operating conditions:

•	Strong financial performance relative to peers, ranking 1st in three- and five-year total stockholder return and 2nd in one-year total stockholder return;

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Reserve replacement of 186 percent for the three years ending December 31, 2007, including the impact of the Burlington Resources acquisition, our additional equity investment in LUKOIL, the EnCana business venture, and the expropriation of our Venezuelan oil assets;

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Strong financial performance in 2007, with net income of $11.9 billion, or $7.22 per diluted share, including the effects of an impairment of $4.5 billion related to the expropriation of the Company’s oil assets in Venezuela;

•	Improved health, safety and environmental operational performance;

•	Advancement of strategic initiatives, including formation and development of the EnCana business ventures; and

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Execution of financial strategies, including share repurchases of $7 billion and debt reduction of $5.4 billion resulting in a reduction in the debt-to-capital ratio to 19 percent at the end of 2007 from 24 percent at the end of 2006.

The Committee then considered any adjustments to the awards under our three performance-based compensation programs (VCIP, Stock Option Program and PSP) in accordance with their terms and pre-established criteria, while retaining the discretion to adjust awards based solely on the Committee’s determination of appropriate payouts.

As a result, the Committee made the following award decisions under the Company’s performance-based compensation programs.

2007 VCIP Awards

In determining award payouts under VCIP for 2007, the Compensation Committee considered the following performance criteria:

-	Company Performance for 2007 — In 2007, our VCIP program used both quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking 2nd in annual total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Royal Dutch Shell, BP, Total, and Chevron);

•	Ranking 4th in annual adjusted return on capital employed compared with the same primary peer group for performance measurement noted above;

•	Ranking 4th in income per BOE compared with the same primary peer group for performance measurement noted above; and

•	The Compensation Committee also reviewed our health, safety and environmental performance.

Based on such review, the Committee determined that the Company’s performance under these measures in 2007 merited payment of 140% of the targeted amount.

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Business Unit Performance in 2007 — In determining award unit performance, the Committee used quantitative and qualitative performance measures relating to separate business units, including, but not limited to:

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Quantitative metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management;

•	Health, safety and environmental performance within each business unit;

•	Success in developing and implementing strategic plans;

•	Contribution to the growth and success of ConocoPhillips;

•	Leadership in the industry and community; and

•	Social and ethical responsibility.

Mr. Lowe participated in all award units within the E&P segment, Mr. Gallogly participated in all award units within the R&M segment, and Mr. Berry participated in the award units within the E&P segment over which he had responsibility. The Committee determined that the performance of the applicable award units merited awards of 113.5% of target for Mr. Lowe, 117.3% of target for Mr. Gallogly, and 107.6% of target for Mr. Berry. Messrs. Carrig, Cornelius and Gates, participated in staff award units over which they have, or had, responsibility and the Committee determined that performance of these award units merited awards of 109.3%, 106.0%, and 109.3% of target, respectively. As noted under “Business Unit Performance Criteria” beginning on page 27, because our CEO is responsible for overall Company performance, his award is based solely on individual and overall Company performance.

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Individual Performance Adjustments — Finally, the Committee considered individual adjustments for each Named Executive Officer’s 2007 VCIP award based upon a subjective review of the individual’s impact on the Company’s financial and operational success during the year. The Committee considered the totality of the executive’s performance and long-term potential, and the performance and long-term potential of the management team as a whole in deciding the individual adjustments. In this regard, the Committee believed that the strength of the management team merited substantially similar individual adjustments. There was no single material factor of individual performance that resulted in the individual adjustments. Based on the foregoing and in the sole discretion and judgment of the Compensation Committee, the Committee approved, at its February 2008 meeting, individual performance adjustments of 30% for Mr. Mulva, 25% for Mr. Carrig and 20% for each of Messrs. Gallogly, Lowe and Cornelius. No individual adjustments were approved for Messrs. Berry or Gates, who announced their retirements in 2007.

Stock Option Awards

Although the Committee retains discretion to adjust stock option awards up or down by up to 30 percent from the specified target, the Committee did not elect to exercise such discretion with respect to the Stock Option Awards granted in February 2007.

PSP Awards (2005-2007)

In February 2005, the Compensation Committee established the third performance period under the PSP, for the three-year period beginning January 1, 2005, and ending December 31, 2007 (PSP III). In determining awards under the PSP for this period, the Committee considered quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking 1st in relative total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total);

•	Ranking 2nd in relative adjusted return on capital employed compared with the same primary peer group for performance measurement; and

•	Each executive’s individual performance and long-term potential.

Based on such review, the Committee determined that the Company’s performance under the stated criteria during the three-year performance period merited payment of 175% of the targeted amount. With respect to individual adjustments, similar to the 2007 VCIP program, the Committee considered PSP individual adjustments for each Named Executive Officer in recognition of the individual’s contribution to the Company’s financial and operational success over the three-year performance period. The Committee considered the totality of the executive’s performance and long-term potential, and the performance and long-term potential of the management team as a whole in deciding the individual adjustments. In this regard, the Committee believed that the strength of the management team merited substantially similar individual adjustments. There was no single material factor of individual performance that resulted in the individual adjustments. Based on the foregoing and in the sole discretion and judgment of the Compensation Committee, the Committee approved, at its February 2008 meeting, individual performance adjustments of 14% for each of our Named Executive Officers (other than Messrs. Berry and Gates, who announced their retirements in 2007 and who each received awards of 100% of targeted amounts for the performance period).

Supplement to Summary Compensation Table

The Executive Compensation Tables beginning on page 39, together with the accompanying narrative disclosures and notes, provide information concerning the total compensation of our Named Executive Officers. However, further explanation is necessary to transparently show how the programs, processes and decisions described within this “Compensation Discussion and Analysis” are reflected in the Executive Compensation Tables. As we discussed in “Compensation Objectives & Process – Compensation Program Designs” beginning on page 22, the Compensation Committee sets targets under each of our four primary compensation programs for our Named Executive Officers. Following the close of the relevant performance periods, Company, business unit and individual performance are considered and actual awards are adjusted as appropriate in light of such performance.

The amounts considered by the Committee for annual or program-specific awards both in setting targets and making awards are not necessarily reflected in the amounts shown under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table on page 39. This difference occurs primarily because the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table do not reflect solely the values of awards made for a particular year while the amounts considered by the Committee reflect solely the values of awards made for a particular year or program.

The Summary Compensation Table columns include the Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payment” (FAS 123(R)) expense recognized by the Company in the year for all outstanding stock and option awards, which, because of the current “hold-until-retirement” feature of our restricted stock/restricted stock unit programs, can be a substantial amount. Because we currently require our executives to hold restricted stock and restricted stock unit awards for an extended holding period (until retirement for program periods commencing prior to 2009 or, for program periods ending after 2010, the earlier of retirement and at least 5 years following completion of the program period), any appreciation in our stock price during a given year results in the Company recognizing the value of such appreciation with respect to certain previously-earned awards in its financial statements, and therefore, in the Summary Compensation Table. The Compensation Committee does not consider the effect of stock price appreciation or depreciation on prior performance-vested awards in making target or award decisions. The Compensation Committee recognizes that the extended holding periods may result in larger amounts being reflected in the Summary Compensation Table than would be the case for awards that fully-vested at the conclusion of the performance period. In the case of such awards, a change in stock price would have no effect on values reported in the Summary Compensation Table. However, the Committee believes our programs best align the interests of executives with those of our stockholders over the long-term.

Other factors we are required to take into account in determining the FAS 123(R) value that is reported in the Summary Compensation Table do not necessarily affect Compensation Committee decisions. The Committee does not consider the age or proximity to retirement of an individual executive in making target or award decisions. However, FAS 123(R)

requires that an executive’s age and proximity to retirement eligibility be considered in determining the financial statement impact of his or her stock based awards. As a result, for FAS 123(R) and Summary Compensation Table purposes, an individual who is retirement-eligible will, generally speaking, have a larger amount recognized as compensation expense for the same award than will an executive who is not retirement-eligible.

Finally, changes in accounting rules or our interpretation of the application of those rules to our programs may affect the FAS 123(R) value of all or some outstanding awards in the year in which the change in rule or interpretation occurs, resulting in an increase or decrease in the amount reported in the “Stock Awards” and/or “Options Awards” columns of the Summary Compensation Table. However, in making target and award decisions, the Committee considers the value of the awards then being considered under then-prevailing rules and interpretations, and does not consider changes in the value of previously-granted awards resulting from rule or interpretation changes.

The Supplement to the Summary Compensation Table below reconciles the targeted and awarded amounts considered by our Compensation Committee under each of our compensation programs for each Named Executive Officer (other than Messrs. Berry and Gates, who announced their retirement in 2007) with the amount that is required to be reported for 2007 in the Summary Compensation Table on page 39. Targets for equity awards are expressed in dollar amounts (using the assumptions identified in the notes to the table).

SUPPLEMENT TO SUMMARY COMPENSATION TABLE

	J.J. Mulva		J.A. Carrig		J.L. Gallogly		J.E. Lowe		S.L. Cornelius
	Target	Actual	Target	Actual	Target	Actual	Target	Actual	Target	Actual
Salary	$1,500,000	$1,500,000	$817,500	$817,500	$858,666	$858,666	$660,400	$660,400	$515,000	$515,000
VCIP— Feb 2008	2,025,000	3,442,500	792,975	1,186,291	832,906	1,237,698	605,365	888,638	417,150	596,607
Stock Options—2007	4,937,500	4,938,290	1,442,125	1,443,088	1,695,275	1,696,700	975,150	975,156	638,400	639,388
PSP III—Feb 2008(1)	4,620,000	18,161,826	1,317,803	5,180,498	989,000	3,887,556	907,168	3,566,226	592,933	2,330,994
Total Compensation Awarded in 2007	13,082,500	28,042,616	4,370,403	8,627,377	4,375,847	7,680,620	3,148,083	6,090,420	2,163,483	4,081,989
Items attributable to FAS 123(R):
-Mark to market, amortization and true-ups on prior awards	N/A	25,498,172	N/A	5,344,202	N/A	—	N/A	2,634,613	N/A	1,233,949
-Accruals on future awards	N/A	5,314,976	N/A	1,552,377	N/A	1,734,122	N/A	—	N/A	350,831
-Amount to be recognized in other periods on PSP III	N/A	(11,025,822)	N/A	(852,893)	N/A	(2,360,088)	N/A	(3,566,226)	N/A	(2,330,994)
-Amortization of prior year option awards	N/A	603,885	N/A	189,369	N/A	604,721	N/A	378,353	N/A	243,986
-Amount to be recognized in future years on stock option award	N/A	—	N/A	—	N/A	—	N/A	(683,509)	N/A	(417,326)
Other items:
Change in pension value	N/A	1,727,552	N/A	1,424,708	N/A	1,046,381	N/A	705,492	N/A	1,088,376
All other compensation	N/A	387,647	N/A	131,239	N/A	135,002	N/A	119,749	N/A	84,684
Amount per Summary Compensation Table	N/A	50,549,026	N/A	16,416,379	N/A	8,840,758	N/A	5,678,892	N/A	4,335,495

(1)	As described in our Compensation Discussion and Analysis, our PSP is based on a three-year performance cycle. As such, the target amounts shown above related to the three-year performance period ending December 31, 2007 (PSP III) reflect the initial targeted compensation that was established in February 2005 for the 2005-2007 performance period, including adjustments for promotions that occurred during the period. As also described in our Compensation Discussion and Analysis, the Performance Share Program converts targeted compensation to share units based on the Company’s stock price at the beginning of the performance period, including an adjustment for foregone dividends. Without giving effect to share price appreciation throughout the three-year performance period, the “Actual” amount reported above for PSP III would have been $9,239,983 for Mr. Mulva, $2,635,601 for Mr. Carrig, $1,977,996 for Mr. Gallogly, $1,814,333 for Mr. Lowe and $1,185,864 for Mr. Cornelius. The difference between these amounts and the amounts shown in the Actual column above is attributable to stock price appreciation of 103 percent during the 2005-2007 performance period.

SUPPLEMENTAL TABLE — 2008 TARGET COMPENSATION

In addition to determining the 2007 compensation payouts, the Compensation Committee, at its December 2007 and February 2008 meetings, established the targets for 2008 compensation for our Named Executive Officers (other than Messrs. Berry and Gates, who announced their retirements in 2007) under our four primary compensation programs.

As discussed under “Performance-Based Pay Programs” beginning on page 28, with the exception of salary, the targeted amounts shown below are performance-based and, therefore, actual amounts received under such programs, if any, may differ from the targets shown below.

Name	Salary	2008 VCIP Target Value	2008 Stock Option Award Target Value	PSP VI (2008-2010) Target Value	Total 2008 Target Compensation
J.J Mulva	$1,500,00	$2,025,000	$5,737,500	$5,737,500	$15,000,000
J.A Carrig	927,000	899,000	1,747,000	1,747,000	5,320,000
J.L Gallogly	925,000	897,000	1,799,000	1,799,000	5,420,000
J.E Lowe	830,000	805,000	1,565,000	1,565,000	4,765,000
S.L Cornelius	582,000	483,000	857,000	857,000	2,779,000

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total stockholder return over the five-year period from December 31, 2002, to December 31, 2007. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our performance peer group of companies consisting of BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. The comparison assumes $100 was invested on December 31, 2002, in ConocoPhillips stock, in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Five Years Ended December 31, 2007

	December 31,
	Initial	2003	2004	2005	2006	2007
ConocoPhillips	$100.00	$139.50	$189.10	$258.40	$326.80	$409.70
Peer Group(1)	100.00	125.30	153.50	173.30	216.00	263.50
S&P 500	100.00	128.70	142.70	149.70	173.30	182.90

(1)	Performance Peer Group consists of BP, Chevron, ExxonMobil, Royal Dutch Shell and Total

Executive Compensation Tables

The following tables and accompanying narrative disclosures and footnotes provide information concerning total compensation paid to the Chief Executive Officer, the Chief Financial Officer, and certain other officers of ConocoPhillips (the “Named Executive Officers”). Please also see our discussion of the relationship between the “Compensation Discussion and Analysis” to these tables under “Compensation Analysis” beginning on page 32. The data presented in the tables that follow include amounts paid to the Named Executive Officers by ConocoPhillips or any of its subsidiaries in 2007. Information about stock and stock-based awards has been adjusted in the tables below to reflect the 2-for-1 split of the Company’s common stock that was effective on June 1, 2005.

SUMMARY COMPENSATION TABLE

As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The Summary Compensation Table below reflects amounts earned with respect to 2007 under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. Our Named Executive Officers each serve without an employment agreement. Salary and other compensation for these officers are set by the Compensation Committee of the Board of Directors, as described in the Compensation Discussion and Analysis. Based on the salary and total compensation amounts for Named Executive Officers for 2007 shown in the table below, salary accounted for approximately 5.3 percent of the total compensation of the Named Executive Officers and incentive compensation programs (stock awards, option awards, and non-equity incentive plan compensation) accounted for approximately 86.9 percent of the total compensation for Named Executive Officers. For the CEO alone in 2007, salary accounted for approximately 3.0 percent of the total compensation and incentive compensation programs accounted for approximately 92.9 percent of the total compensation. These numbers reflect the emphasis placed by the Company on performance-based pay, as discussed in the Compensation Discussion and Analysis section of this proxy statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
J.J. Mulva	2007	$1,500,000	$—	$37,949,152	$5,542,175	$3,442,500	$1,727,552	$387,647	$50,549,026
Chairman, CEO & President	2006	$1,500,000	—	26,396,778	6,340,259	3,383,775	5,449,910	373,302	43,444,024
J.A. Carrig	2007	$817,500	—	11,224,184	1,632,457	1,186,291	1,424,708	131,239	16,416,379
Executive Vice President, Finance & CFO	2006	$695,000	—	6,238,265	1,698,868	1,017,967	1,931,140	101,195	11,682,435
J.L. Gallogly(8)	2007	$858,666	—	3,261,590	2,301,421	1,237,698	1,046,381	135,002	8,840,758
Executive Vice President, Refining Marketing and Transportation	2006	$612,747	—	1,867,784	532,879	882,037	103,786	170,455	4,169,688
J.E. Lowe	2007	$660,400	—	2,634,613	670,000	888,638	705,492	119,749	5,678,892
Executive Vice President, Exploration & Production	2006	$583,500	—	(2,050,163)	570,356	856,221	787,016	79,329	826,259
S.L. Cornelius	2007	$515,000	—	1,584,780	466,048	596,607	1,088,376	84,684	4,335,495
Senior Vice President, Strategy Planning and Corporate Affairs	2006	$451,000	—	(688,065)	357,501	472,648	813,930	64,881	1,471,895
W.B. Berry	2007	$837,833	—	9,833,687	2,676,156	1,006,121	1,018,825	156,559	15,529,181
Executive Vice President	2006	$817,000	—	379,629	1,388,747	804,377	2,289,243	111,645	5,790,641
S.F. Gates	2007	$611,001	—	5,172,043	1,133,093	631,885	419,011	123,641	8,090,674
Senior Vice President	2006	$591,170	—	(858,012)	650,766	593,712	—	176,901	1,154,537

(1)	Includes any amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan.

(2)	Because our primary bonus arrangement for salaried employees (the Variable Cash Incentive Program or VCIP) has mandatory performance measures that must be achieved before there is any payout to Named Executive Officers, amounts paid under VCIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the bonus column. In proxy statements relating to annual meetings prior to 2007, these amounts were shown in the bonus column. See Note 5 below for a discussion of VCIP awards shown in the table above.

(3)	Amounts shown in the Stock Awards column represent the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007, and December 31, 2006, as applicable, as determined under FASB Statement No. 123(R) (“FAS 123(R)”). FAS 123(R) may require us to include amounts attributable to awards approved both in and prior to the applicable year. See the “Share-Based Compensation Plans” section of Note 23 in the Notes to Consolidated Financial Statements in the Company’s 2007 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination.

The amounts shown for stock awards are from our Performance Share Program (PSP), from long-term incentive programs of predecessor companies and off-cycle awards. These may include awards that were originally set as target awards as early as 1998 and may extend to actual awards that are expected to be finalized as late as 2010. No new awards were made by the Company in 2007 or 2006 under long-term incentive programs of predecessor companies, but in accordance with FAS 123(R), values under these programs are taken into account for long periods of time after the actual approval of an award. The amounts shown for awards from PSP relate to performance periods that began in the years presented or earlier. Performance periods under PSP generally cover a three-year period and, as a new performance period has begun each year since the program commenced in 2003, there are three overlapping performance periods ongoing at any time. Amounts during 2006 may include reversals of prior year expense associated with the implementation of FAS 123(R).

In February 2006, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2003 and ended in 2005. In December 2006, the Compensation Committee approved the commencement of a performance period covering 2007 through 2009. In February 2007, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2004 and ended in 2006. In December 2007, the Compensation Committee approved the commencement of a performance period covering 2008 through 2010. In February 2008, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2005 and ended in 2007.

Awards under PSP are made in restricted stock or restricted stock units that will generally be forfeited if the employee is terminated prior to age 65 (other than for death or following disability or after a change in control). In the event of termination due to layoff or early retirement after age 55 with five years of service, a value for the forfeited restricted stock or restricted stock units will generally be credited to a deferred compensation account for the employee for awards made prior to 2005; for later awards, restrictions lapse in the event of termination due to layoff or early retirement after age 55 with five years of service, unless the employee has elected to defer receipt of the stock until a later time. With regard to Mr. Gates, in accordance with an agreement entered into at the time of his initial hire, April 3, 2003, he will retain the right to participate in PSP for performance periods that began prior to 2008 as his retirement prior to the completion of 5 years of service was by mutual agreement of Mr. Gates and the Company. Any restricted stock units issued to Mr. Gates will have the restrictions lapse on the later of issuance or the earlier of his death or six months after his retirement.

We set forth the cost to the Company under FAS 123(R), using the modified prospective transition method required by the Securities Exchange Commission for purposes of this disclosure. Thus, if a Named Executive Officer has attained the early retirement age of 55 with 5 years of service before July of the year in which final payouts are made, amounts shown reflect a ratable portion of the FAS 123(R) value for a targeted award under PSP. If a Named Executive Officer is not projected to attain age 55 with 5 years of service before July of the year in which such awards are made, no expense is recognized when a target is established. In this circumstance, expense is recognized only with a final award, and that cost is amortized over the period remaining until the Named Executive Officer will attain age 55 with 5 years of service.

(4)	Amounts represent the FAS 123(R) valuation for the years ended December 31, 2007, and December 31, 2006 and, thus, may include amounts attributable to awards approved in and prior to the applicable year. All such options were awarded under the Company’s Stock Option (and Stock Appreciation Rights) Program. Options awarded to Named Executive Officers under that program generally vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. However, in the event that a Named Executive Officer has attained the early retirement age of 55 with 5 years of service, the value of the options granted is taken in the year of grant or over the number of months until the executive attains age 55 with 5 years of service. Therefore, the amounts shown for Messrs. Mulva, Carrig, Gallogly, Berry and Gates include either the full grant value of the options granted in 2007 or amortization based on the time until the executive attains age 55 with 5 years of service. The amounts include approximately one-third of the value of options granted in 2005, one-third of the value of options granted in 2006 and one-third of the value of options granted in 2007 for Messrs. Lowe and Cornelius. See the “Share-Based Compensation Plans” section of Note 23 in the Notes to Consolidated Financial Statements in the Company’s 2007 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. Furthermore, for Mr. Gates, in accordance with an agreement entered into at the time of his initial hire, April 3, 2003, options outstanding on January 2, 2008, vested in full due to his retirement on January 2, 2008, by mutual agreement between Mr. Gates and the Company.

Option awards are made in February of each year at a regularly-scheduled meeting of the Compensation Committee. Occasionally, option awards may be made at other times, such as upon the commencement of employment of an individual. In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes-Merton-based methodology to value the options. In February 2008, the Compensation Committee determined option awards for that year, which become exercisable on the anniversary date of the grant in years 2009, 2010, and 2011, so some of the value will be shown in subsequent proxy statements. In February 2007, the Compensation Committee determined option awards for that year, which will vest on the anniversary date of the grant in years 2008, 2009, and 2010, so some of the value will be shown in subsequent proxy statements and in February 2006, the Compensation Committee determined option awards for that year, which will become exercisable on the anniversary date of the grant in years 2007, 2008, and 2009, so some of the value will be shown in subsequent proxy statements. With respect to Mr. Gallogly, amounts in 2006 also reflect the award made in connection with the commencement of his employment.

(5)	Includes amounts paid under VCIP, our primary non-equity incentive arrangement and includes amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan. For the 2007 program year, payments were made in February 2008 and for the 2006 program year payments were made in February 2007. See also note (2) above.

With regard to Named Executive Officers, the Compensation Committee sets two tiers of performance criteria. First, performance criteria under VCIP apply to all eligible employees, including the Named Executive Officers. The Compensation Committee assessed individual performance of Senior Officers, including all of the Named Executive Officers, at its February 2008 meeting for the 2007 program year, and at its February 2007 meeting for the 2006 program year. Under VCIP, the amounts of individual awards are discretionary, but are expected, except in extraordinary cases, to range from 0 to 200 percent of the target amount for the award year, based on the Compensation Committee’s assessment of total Company and business unit performance, with an award for individual performance available of up to an additional 50 percent. At its February 2008 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers, for the 2007 program year. At its February 2007 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers, for the 2006 program year. Individual awards for other employees were approved by the CEO effective at the same time.

In addition, in order for a Named Executive Officer to receive any award under VCIP a second set of threshold criteria must be met. This tier of performance measure and methodology is designed to meet requirements for deductibility of this item of compensation under section 162(m) of the Internal Revenue Code. Pursuant to this tier, a maximum payment for the performance period under VCIP is set, but it is subject to downward adjustment through the application of the generally applicable methodology for VCIP awards discussed in the prior paragraph, so it effectively establishes a ceiling for VCIP payments to each Named Executive Officer. Performance criteria for the 2007 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in return on capital employed (adjusted to pooling accounting); (2) Top two-thirds of specified companies in total stockholder return; (3) Top two-thirds of specified companies in income per barrel-of-oil-equivalent; or (4) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $14.5 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2008 meeting, the Compensation Committee determined that this threshold had been achieved. Performance criteria for the 2006 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in return on capital employed (adjusted to pooling accounting); (2) Top two-thirds of specified companies in total stockholder return; or (3) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $9 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2007 meeting, the Compensation Committee determined that this threshold had been achieved.

(6)	Amounts shown in the Change in Pension Value and the Nonqualified Deferred Compensation Earnings column represent the actuarial increase in the present value of the Named Executive Officer’s benefits under all pension plans maintained by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

(7)	As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The table below reflects amounts earned under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. All Other Compensation includes the following amounts, which were determined using actual cost paid by the Company unless otherwise noted:

Name		Personal Use of Company Aircraft(a)	Automobile Provided by Company(b)	Home Security(c)	Financial Planning(d)	Club Dues(e)	Executive Group Life Insurance Premiums(f)
J.J. Mulva	2007	$35,309	$22,740	$10,498	$20,000	$—	$11,880
	2006	41,154	23,257	1,315	20,000	—	11,190
J.A. Carrig	2007	—	—	—	—	—	4,219
	2006	—	—	—	—	—	1,902
J.L. Gallogly	2007	—	—	6,652	2,600	—	4,431
	2006	—	—	5,782	2,250	—	1,691
J.E. Lowe	2007	—	—	—	10,000	—	1,169
	2006	—	—	—	5,000	—	1,050
S.L. Cornelius	2007	—	—	—	10,000	1,306	1,405
	2006	—	—	—	10,000	—	1,245
W.B. Berry	2007	—	—	285	10,000	—	4,324
	2006	—	—	285	10,000	—	2,213
S.F. Gates	2007	—	—	—	12,500	—	4,840
	2006	—	—	—	10,000	—	4,422

Name		Tax Reimbursement Gross-Up(g)	Relocation(h)	Director Charitable Gift Program(i)	Matching Gift Program(j)	Matching Contributions Under the Tax-Qualified Savings Plans(k)	Company Contributions to Non-Qualified Defined Contribution Plans(l)
J.J. Mulva	2007	$8,427	$—	$43,628	$18,000	$22,668	$194,497
	2006	11,623	—	48,342	18,500	20,698	177,223
J.A. Carrig	2007	—	—	—	24,500	22,668	79,852
	2006	—	—	—	15,000	20,693	63,600
J.L. Gallogly	2007	2,943	—	—	5,000	22,668	90,708
	2006	1,387	133,607	—	—	20,829	4,909
J.E. Lowe	2007	733	—	—	27,500	22,668	57,679
	2006	1,374	—	—	3,600	20,693	47,612
S.L. Cornelius	2007	—	—	—	10,864	22,668	38,441
	2006	749	—	—	2,130	20,693	30,064
W.B. Berry	2007	2,610	—	—	25,250	22,668	91,422
	2006	1,277	—	—	250	20,693	76,927
S.F. Gates	2007	3,941	—	—	22,500	22,668	57,192
	2006	852	83,750	—	7,500	20,693	49,684

(a)	The Comprehensive Security Program of the Company requires that Mr. Mulva fly on Company aircraft, unless a determination is made by the Manager of Global Security that other arrangements are an acceptable risk. Numbers above represent the approximate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest. Approximate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use in 2007 and 2006. Included in incremental costs reported is $20,551 in 2007 and $17,782 in 2006 associated with flights to the Company hangar or other locations without passengers, commonly referred to as “deadhead” flights. Effective June 22, 2007, the Company and Mr. Mulva entered into an agreement, the Time Share Agreement, with regard to certain of the Company’s aircraft, pursuant to which Mr. Mulva agreed to reimburse the Company for his personal use of the aircraft, subject to certain limitations required by the Federal Aviation Administration. The amounts shown for incremental costs related to the personal use of an aircraft by Mr. Mulva reflect the net incremental costs to the Company after giving effect to any reimbursements received under the Time Share Agreement.

(b)	The value shown in the table represents the approximate incremental cost to the Company of providing and maintaining an automobile, excluding Company security personnel. Approximate incremental cost was calculated using actual expenses incurred during the year. Other executives and employees of the Company may also be required to use Company-provided transportation and security personnel, especially when traveling or living outside of the United States, in accordance with risk assessments made by the Company’s Manager of Global Security.

(c)	The use of a home security system is required as part of ConocoPhillips’ Comprehensive Security Program for certain executives and employees, including the Named Executive Officers noted above based on risk assessments made by the Company’s Manager of Global Security. Amounts shown represent the approximate incremental cost to ConocoPhillips for the installation and maintenance of the home security system with features required by the Company in excess of the cost of a “standard” system typical for homes in the neighborhoods where the Named Executive Officers’ homes are located. The Named Executive Officer pays the cost of the “standard” system himself.

(d)	The Company has an Executive Financial Planning Program under which financial and tax planning expenses incurred by eligible executives are reimbursed by the Company up to $20,000 for the CEO and up to $10,000 for other Named Executive Officers. Included in the financial planning reimbursements for Mr. Gates are expenses incurred in both 2006 and 2007, and reimbursed in 2007 and incurred in both 2005 and 2006, and reimbursed in 2006.

(e)	The Company provides a nominal amount for membership in a social club to certain executives for use in conducting Company business. The amount shown here is for annual dues since it is possible for the executive to use the club for personal use. No other amounts for personal use were reimbursed or paid by the Company, although the company did pay or reimburse any other amounts for business use of the club, such as entertaining customers.

(f)	The amounts shown are for premiums paid by the Company for executive group life insurance provided by the Company, with a value equal to the employee’s annual salary. In addition, certain employees of the Company, including the Named Executive Officers, are eligible to purchase group variable universal life insurance policies for which the employee pays all costs, so that there is no incremental cost to the Company.

(g)	The amounts shown are for payments by the Company relating to certain taxes incurred by the employee. These primarily occur when the Company requests family members or other guests to accompany the employee to Company functions and, as a result, the employee is deemed to make a personal use of Company assets (for example, when a spouse accompanies an employee on a Company aircraft). The Company believes that such travel is appropriately characterized as a business expense and, therefore, in such circumstances, if the employee is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the employee for any increased tax costs.

(h)	Mr. Gallogly became an employee of the Company on April 1, 2006. The Company reimbursed Mr. Gallogly for certain of his relocation costs. Mr. Gates became an employee of the Company on May 1, 2003; however, Mr. Gates did not relocate until 2006 at which time the Company reimbursed Mr. Gates for certain of his relocation costs.

(i)	Mr. Mulva is a member of the Board of Directors and as such is entitled to participate in the Director Charitable Gift Program. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service on the Board, and Mr. Mulva is thus eligible. Donations are payable over five years following the death of the director. The approximate incremental cost to the Company of the program was calculated by amortizing the $1 million obligation for each eligible director over the period of time from first becoming eligible until final payout of the obligation (using a mortality assumption of age 82 for each director). The amount shown above represents Mr. Mulva’s proportionate share of the approximate total cost to the Company of the program.

(j)	The Company maintains a Matching Gift Program under which certain gifts by employees to qualified educational or charitable institutions are matched. For executives, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company during the year.

(k)	Under the terms of its tax-qualified defined contribution plans, the Company makes matching contributions and allocations to the accounts of its eligible employees, including the Named Executive Officers.

(l)	Under the terms of its nonqualified defined contribution plans, the Company makes contributions to the accounts of its eligible employees, including the Named Executive Officers. See the narrative, table, and notes to the “Nonqualified Deferred Compensation Table” for further information.

(8)	Mr. Gallogly became an employee of ConocoPhillips on April 1, 2006. Prior to joining ConocoPhillips, Mr. Gallogly was President and Chief Executive Officer for Chevron Phillips Chemical Company LLC. ConocoPhillips owns a 50 percent interest in Chevron Phillips Chemical Company LLC. None of the compensation or benefits earned by Mr. Gallogly as an employee of Chevron Phillips Chemical Company LLC is included in the Table.

(9)	Messrs. Berry and Gates retired effective December 31, 2007 and January 2, 2008, respectively.

GRANTS OF PLAN-BASED AWARDS TABLE

The Grants of Plan-Based Awards Table is used to show participation by the Named Executive Officers in the incentive compensation arrangements described below.

The columns under the heading Estimated Future Payouts Under Non-Equity Incentive Plan Awards show information regarding the ConocoPhillips Variable Cash Incentive Program (VCIP), a performance-based bonus program that sets a target level and minimum and maximum cash payouts for each one-year performance cycle. These targets are set as a percentage of salary, which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Maximum possible payouts are set at $10 million for each of the Named Executive Officers, under a limitation of the program designed to comply with section 162(m) of the Internal Revenue Code. This maximum was set at the December 2006 meeting of the Compensation Committee, at which it also approved separate performance criteria for any VCIP payment to the Named Executive Officers with regard to the 2007 program year. In practice, that limit has never been reached in the history of the program, due to the Compensation Committee exercising its discretion to reduce any award from the maximum payout level. Within the parameters of the program, a second (lower) maximum possible payout related to corporate and business unit performance is set at 200 percent of the target level, with a further possible adjustment of up to 50 percent of the target level for individual performance. This applies to all participants in VCIP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it is permitted to grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table are shown at 250 percent of target. The amounts shown in the Table are those applicable to the 2007 program year using a minimum of zero and a maximum of 250 percent of VCIP target for each participant and do not represent actual payouts for that program year. Actual payouts for the 2007 program year were made in February 2008 and are shown in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

The columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards show information regarding the ConocoPhillips Performance Share Program (PSP), a performance-based program that sets a target level and minimum and maximum restricted stock unit payouts at the conclusion of the three-year performance period. The Compensation Committee, at its annual compensation review and approval meeting in February, approves targets for each of the Senior Officers of the Company, including each of the Named Executive Officers. These targets are set as a percentage of salary, which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Within the parameters of the program, the maximum possible payout is set at 200 percent of the target level. This applies to all participants in PSP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it may grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table for Named Executive Officers are shown at 200 percent of target. The amounts shown in the Table are those set for 2007 compensation tied to the 2007 through 2009 program period under PSP (PSP V) and do not represent actual payouts for that program year. Actual payouts of restricted stock or restricted stock units, if any, for PSP V are not expected to be made until February 2010, after the close of the three-year performance period.

The All Other Stock Awards column reflects any off-cycle stock awards or any other stock awards outside of PSP. There were no such awards to our Named Executive Officers approved in 2007.

The All Other Option Awards column reflects option awards granted in 2007 to our Named Executive Officers. Option awards are generally granted under our Stock Option (and Stock Appreciation Rights) Program (SOP), although off-cycle option awards or other option awards outside of SOP are possible under the 2004 Omnibus Stock and Performance Incentive Plan. In 2007, there were no option awards to Named Executive Officers other than those made under SOP. Targets for option awards under SOP are set as a percentage of salary, which varies by salary grade level. The option awards shown were granted on the same day that the target was approved. For the 2007 program year under SOP, targets were set and awards granted at the regularly scheduled February 2007 meeting of the Compensation Committee.

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price Of Options Awards Average Price ($Sh)(5)	Exercise or Base Price Of Options Awards Closing Price ($Sh)(6)	Grant Date Fair Value of Stock and Options Awards(7)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.J. Mulva	2/8/2007	—	$2,025,000	$5,062,500	—	—	—	—	—	$—	$—	$—
	2/8/2007	—	—	—	—	72,727	145,454	—	—	—	—	4,826,891
	2/8/2007	—	—	—	—	—	—	—	276,500	66.37	66.87	4,938,290
J.A. Carrig	2/8/2007	—	792,975	1,982,438	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	21,242	42,484	—	—	—	—	1,409,832
	2/8/2007	—	—	—	—	—	—	—	80,800	66.37	66.87	1,443,088
J.L. Gallogly	2/8/2007	—	832,906	2,082,265	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	24,970	49,940	—	—	—	—	1,657,259
	2/8/2007	—	—	—	—	—	—	—	95,000	66.37	66.87	1,696,700
J.E. Lowe	2/8/2007	—	605,365	1,513,413	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	14,363	28,726	—	—	—	—	953,272
	2/8/2007	—	—	—	—	—	—	—	54,600	66.37	66.87	975,156
	9/1/2007	—	—	—	—	2,035	4,070	—	—	—	—	167,267
	9/1/2007	—	—	—	—	5,436	10,872	—	—	—	—	446,812
	9/1/2007	—	—	—	—	6,756	13,512	—	—	—	—	555,309
S.L. Cornelius	2/8/2007	—	417,150	1,042,875	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	9,403	18,806	—	—	—	—	624,077
	2/8/2007	—	—	—	—	—	—	—	35,800	66.37	66.87	639,388
	9/1/2007	—	—	—	—	816	1,632	—	—	—	—	67,071
	9/1/2007	—	—	—	—	2,132	4,264	—	—	—	—	175,240
	9/1/2007	—	—	—	—	2,501	5,002	—	—	—	—	205,570
W.B. Berry(8)	2/8/2007	—	812,698	2,031,745	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	24,970	49,940	—	—	—	—	1,657,259
	2/8/2007	—	—	—	—	—	—	—	95,000	66.37	66.87	1,696,700
S.F. Gates(8)	2/8/2007	—	507,131	1,267,828	—	—	—	—	—	—	—	—
	2/8/2007	—	—	—	—	13,826	27,652	—	—	—	—	917,632
	2/8/2007	—	—	—	—	—	—	—	52,600	66.37	66.87	939,436

(1)	The grant date shown is the date on which the Compensation Committee approved the target awards under the compensation programs discussed in the narrative above and reflected in the table, except, with regard to the September 1, 2007, awards shown for Messrs. Lowe and Cornelius. Under the terms of the Performance Share Program, an adjustment in the target and maximum awards under three ongoing performance periods automatically occurred on the effective date of their promotion, which promotion was effective September 1, 2007, and was approved in advance by the Compensation Committee.

(2)	Threshold and maximum are based on the program provisions under VCIP. Actual awards earned can range from zero to 200 percent of the target awards for corporate and business unit performance, with a further possible adjustment of up to 50 percent of the target awards for individual performance. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout.

(3)	Threshold and maximum are based on the program provisions under PSP. Actual awards earned can range from zero to 200 percent of the target awards. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout. Messrs. Lowe and Cornelius were promoted effective September 1, 2007, resulting, under the terms of the Performance Share Program, in an adjustment in the target and maximum awards under three ongoing performance periods. This adjustment is shown as separate awards on that date.

(4)	These amounts represent stock options granted during 2007.

(5)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant (or on the last preceding date for which there was a reported sale, in the absence of any reported sales on the grant date); therefore, on the grant date, the option has no immediately realizable value and any potential payout reflects an increase in share price after the grant date. The Company’s stockholder-approved 2004 Omnibus Stock and Performance Incentive Plan provides for the use of such an average price in setting the exercise price on options, unless the Compensation Committee directs otherwise.

(6)	The closing price is the closing price of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant.

(7)	For equity incentive plan awards, these amounts represent the grant date fair value at target level under PSP as determined pursuant to FAS 123(R). For option awards, these amounts represent the grant date fair value of the option awards using a Black-Scholes-Merton-based methodology to value the options in accordance with FAS 123(R). Actual value realized upon option exercise depends on market prices at the time of exercise. For other stock awards, these amounts represent the grant date fair value of the restricted stock or restricted stock unit awards determined pursuant to FAS 123(R). See the “Share-Based Compensation Plans” section of Note 23 in the Notes to Consolidated Financial Statements in the Company’s 2007 Annual Report on Form 10-K, for a discussion of the relevant assumptions used in this determination. Under the terms of the Performance Share Program, Messrs. Lowe and Cornelius received incremental targeted awards on the three ongoing performance periods due to a change in their salary grade.

(8)	With regard to the retirements of Messrs. Berry and Gates, awards under VCIP and PSP (the target award levels of which are reflected in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards and Estimated Future Payouts Under Equity Incentive Plan Awards columns) are usually reduced to reflect service for less than the full time of the relevant performance period, subject to the discretion of the Compensation Committee to set actual payout. The amounts shown above reflect the gross amount prior to any such reductions. The actual payout for VCIP for Messrs. Berry and Gates for the 2007 program year is shown in the Summary Compensation Table. The payout for PSP performance in the 2007 through 2009 performance period shown in the Table above is not expected to be determined by the Compensation Committee until the 2010 meeting at which it makes compensation decisions, which is expected to occur in February of that year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards(1)					Stock Awards(7)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J.J. Mulva	149,000	—	—	23.145	10/12/2008	—	—	—	—
	136,204	—	—	26.330	7/26/2009	—	—	—	—
	3,796	—	—	26.330	7/26/2009	—	—	—	—
	233,600	—	—	23.440	10/11/2009	—	—	—	—
	335,600	—	—	31.140	10/9/2010	—	—	—	—
	478,000	—	—	27.385	10/8/2011	—	—	—	—
	1,500,000	—	—	25.655	11/17/2011	—	—	—	—
	1,500,000	—	—	32.065	11/17/2011	—	—	—	—
	12,738	—	—	23.550	10/22/2012	—	—	—	—
	413,062	—	—	23.550	10/22/2012	—	—	—	—
	606,000	—	—	24.370	2/10/2013	—	—	—	—
	745,200	—	—	32.810	2/8/2014	—	—	—	—
	261,866	130,934(3)	—	47.830	2/4/2015	—	—	—	—
	89,600	179,200(4)	—	59.075	2/10/2016	—	—	—	—
	—	276,500(5)	—	66.370	2/8/2017	—	—	—	—
						2,646,404	233,677,473	163,673	14,452,326
J.A. Carrig	40,000	—	—	31.140	10/9/2010	—	—	—	—
	2,800	—	—	28.170	2/12/2011	—	—	—	—
	70,200	—	—	27.385	10/8/2011	—	—	—	—
	49,662	—	—	23.550	10/22/2012	—	—	—	—
	122,200	—	—	24.370	2/10/2013	—	—	—	—
	126,200	—	—	32.810	2/8/2014	—	—	—	—
	69,732	34,868(3)	—	47.830	2/4/2015	—	—	—	—
	26,166	52,334(4)	—	59.075	2/10/2016	—	—	—	—
	—	80,800(5)	—	66.370	2/8/2017	—	—	—	—
						384,450	33,946,935	47,805	4,221,182
J.L. Gallogly	700	—	—	26.565	9/13/2009	—	—	—	—
	2,100	—	—	26.565	9/13/2009	—	—	—	—
	3,472	—	—	23.440	10/11/2009	—	—	—	—
	1,800	—	—	31.470	9/26/2010	—	—	—	—
	21,066	42,134(6)	—	64.770	4/4/2016	—	—	—	—
	—	95,000(5)	—	66.370	2/8/2017	—	—	—	—
						48,974	4,324,404	53,594	4,732,350
J.E. Lowe	97,800	—	—	32.810	2/8/2014	—	—	—	—
	46,800	23,400(3)	—	47.830	2/4/2015	—	—	—	—
	16,966	33,934(4)	—	59.075	2/10/2016	—	—	—	—
	—	54,600(5)	—	66.370	2/8/2017	—	—	—	—
						259,575	22,920,473	43,149	3,810,057
S.L Cornelius	45,000	—	—	32.810	2/8/2014	—	—	—	—
	31,732	15,868(3)	—	47.830	2/4/2015	—	—	—	—
	10,833	21,667(4)	—	59.075	2/10/2016	—	—	—	—
	—	35,800(5)	—	66.370	2/8/2017	—	—	—	—
						97,261	8,588,146	25,021	2,209,354

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

(Continued)

	Option Awards(1)					Stock Awards(7)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W.B. Berry(8)	12,738	—	—	23.550	10/22/2012	—	—	—	—
	17,662	—	—	23.550	10/22/2012	—	—	—	—
	151,800	—	—	24.370	2/10/2013	—	—	—	—
	193,600	—	—	32.810	2/8/2014	—	—	—	—
	96,400	48,200(3)	—	47.830	2/4/2015	—	—	—	—
	30,766	61,534(4)	—	59.075	2/10/2016	—	—	—	—
	—	95,000(5)	—	66.370	2/8/2017	—	—	—	—
						219,060	19,342,998	56,196	4,962,107
S.F. Gates(9)	109,400	—	—	25.145	5/1/2013	—	—	—	—
	99,000	—	—	32.810	2/8/2014	—	—	—	—
	49,200	24,600(3)	—	47.830	2/4/2015	—	—	—	—
	16,233	32,467(4)	—	59.075	2/10/2016	—	—	—	—
	—	52,600(5)	—	66.370	2/8/2017	—	—	—	—
						109,949	9,708,497	30,275	2,673,283

(1)	All options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the terms for exercise may be shorter, and in certain circumstances, the options may be forfeited and cancelled. All awards shown in the table have associated restrictions upon transferability.

(2)	The options shown in this column vested and became exercisable in 2007 or prior years (although under certain termination circumstances, the options may still be forfeited). Following the merger of Conoco and Phillips, options become exercisable in one-third increments on the first, second and third anniversaries of the grant date.

(3)	Represents the final one-third vesting of the February 4, 2005 grant, which became exercisable on February 4, 2008.

(4)	Represents the final two-thirds vesting of the February 10, 2006 grant, half of which became exercisable on February 10, 2008, and the other half will become exercisable on February 10, 2009.

(5)	Represents the February 8, 2007 grant, one-third of which became exercisable on February 8, 2008, one third of which will become exercisable on February 8, 2009 and the final third will become exercisable on February 8, 2010.

(6)	Represents the final two-thirds of a stock option award granted upon employment, half of which will become exercisable on April 4, 2008 and the other half of which will become exercisable on April 4, 2009.

(7)	No stock awards were made to the Named Executive Officers in 2007 except as a long-term incentive award under the Company’s Performance Share Program (shown in the columns labeled “Stock Awards”) or pursuant to elections made by a Named Executive Officer to receive cash compensation in the form of restricted stock units. Amounts above include PSP awards for the three-year performance period ending December 31, 2007 (PSP III), as follows: Mr. Mulva, 228,796 shares; Mr. Carrig, 65,262 shares; Mr. Gallogly 48,974 shares Mr. Lowe 44,926 shares; Mr. Cornelius, 29,365 shares; Mr. Berry, 32,368 shares; and Mr. Gates, 21,448 shares. Stock awards shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested (#) and Market Value of Shares or Units of Stock That Have Not Vested ($) continue to have restrictions upon transferability. Under PSP, stock awards are made in the form of restricted stock units or restricted stock, the former having been used in the most recent awards. The terms and conditions of both are substantially the same, requiring restriction on transferability until separation from service from the Company. Forfeiture is expected to occur if the separation is not the result of death, disability, layoff, retirement after the executive has reached the age of 55 with 5 years of service, or after a change of control, although the Compensation Committee has the authority to waive forfeiture. Restricted stock awards have voting rights and pay dividends. Restricted stock unit awards have no voting rights and pay dividend equivalents. Dividend equivalents, if any, on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. Neither pays dividends or dividend equivalents at preferential rates. Restricted stock held by the Named Executive Officers prior to November 17, 2001 was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. In addition to stock awards actually granted, the Table reflects potential stock awards to Named Executive Officers under ongoing performance periods for PSP, for the performance periods from 2006 through 2008 and 2007 through 2009. These are shown at target levels in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($). There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods, as the determination of whether to make an actual grant and the amount of any actual grant for Named Executive Officers is within the discretion of the Compensation Committee. Until an actual grant is made, these target awards have no voting rights and pay no dividends or dividend equivalents. Stock awards shown reflect closing price at the end of 2007 ($88.30 as of December 31, 2007).

Amounts presented in Number of Shares or Units of Stock That Have Not Vested and Market Value of Shares or Units of Stock That Have Not Vested represent restricted stock and restricted stock unit awards granted with respect to prior periods. The plans and programs under which such grants were made provide that awards made in the form of restricted stock and restricted stock units be held in such form until the recipient retires. If such awards immediately vested upon completion of the relevant performance period, as we are informed by our compensation consultant is more typical for restricted stock programs, the amounts reflected in this column would be zero.

(8)	Mr. Berry retired effective December 31, 2007. With regard to the option awards for Mr. Berry reflected in the Option Awards columns, the terms and conditions generally allow them to be exercised for up to 10 years from the date of the initial grant. Grants made in 2005 and 2006 became exercisable in one-third increments on the anniversary dates of the grants, and Mr. Berry’s retirement did not accelerate or terminate that exercisability. With regard to stock awards, target awards under PSP (the target award levels which are reflected in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)) are usually reduced to reflect service for less than the full time of the relevant performance period, subject to the discretion of the Compensation Committee to set actual payout. The amounts shown reflect the gross amounts prior to that expected reduction. The payout for PSP performance in the 2006 through 2008 performance period shown in the Table above is not expected to be determined by the Compensation Committee until its 2009 meeting at which it makes compensation decisions, which is expected to occur in February of that year. Restrictions on all other outstanding stock awards (including the 32,368 shares awarded in February 2008 with regard to PSP for the performance period from 2005 through 2007) lapsed due to the retirement of Mr. Berry, but the awards will not be released from escrow and distributed to Mr. Berry until 6 months after his retirement.

(9)	Mr. Gates retired effective January 2, 2008. On April 3, 2003, at the time of his initial hire by the Company, the Company entered into an agreement that provided for Mr. Gates’ continued participation in PSP if he retired with the mutual agreement of the Company. With regard to stock awards, target awards under PSP (the target award levels of which are reflected in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)) are usually reduced to reflect service for less than the full time of the relevant performance period, subject to the discretion of the Compensation Committee to set actual payout. The amounts shown reflect the gross amounts prior to that expected reduction. The payout for PSP performance in the 2006 through 2008 performance period shown in the Table above is not expected to be determined by the Compensation Committee until its 2009 meeting at which it makes compensation decisions, which is expected to occur in February of that year. Restrictions on all other outstanding stock awards (including the 21,448 shares awarded in February 2008 with regard to PSP for the performance period from 2005 through 2007) lapsed due to the retirement of Mr. Gates, but the awards will not be released from escrow and distributed to Mr. Gates until 6 months after his retirement. This is reflected in the Stock Awards column. With regard to the option awards for Mr. Gates reflected in the Option Awards column, the terms and conditions generally allow them to be exercised for up to 10 years from the date of the initial grant. Mr. Gates’ retirement on January 2, 2008 accelerated the vesting (but not the exercisability) of his option awards, pursuant to the April 3, 2003 agreement.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
J.J. Mulva(1)	20,272	$1,275,109	—	$—
J.A. Carrig(2)	—	—	21,232	1,761,513
J.L. Gallogly	—	—	—	—
J.E. Lowe(2)	98,000	4,444,075	21,232	1,761,513
S.L. Cornelius	113,806	5,772,766	—	—
W.B. Berry(3)	58,560	3,119,627	—	—
S.F. Gates(3)	—	—	—	—

(1)	Mr. Mulva was granted the award underlying these options on January 12, 1998, and the options were set to expire on January 12, 2008. In exercising the options, Mr. Mulva used a method known as “net share settlement” exercise, which allows the option holder to receive the net number of shares after withholding for payment of the exercise price and after required tax withholding, but does not require the option holder or the employer to make a market transaction or non-market sale with regard to the shares, as would be usual with other methods of cashless exercise of options. The number of options needed to provide value to pay the exercise price and tax withholding are cancelled, and the employer remits cash to the taxing authorities to meet the withholding obligation. The number of shares and value shown in the table reflects the gross number of options exercised by Mr. Mulva or cancelled by the company pursuant to the exercise method, and the value of the gross number of shares subject to the exercise valued at the average of the high and low prices on December 20, 2007, the date of exercise. Due to the use of the net share settlement method of exercising the options, Mr. Mulva actually received only 10,833 shares of company stock as a result of this transaction.

(2)	Messrs. Carrig and Lowe were granted an award of 21,232 restricted stock units on October 22, 2002 associated with the merger of Conoco and Phillips. The restriction period ended on October 22, 2007; however, as permitted by the terms and conditions of the award, Mr. Carrig elected to defer the value into his Key Employee Deferred Compensation Plan account and Mr. Lowe elected to receive unrestricted stock. This award has been valued using the average of the high and low share price as of October 22, 2007.

(3)	With regard to the retirements of Messrs. Berry and Gates, under the terms and conditions of the stock awards that were in the form of restricted stock and restricted stock units, restrictions upon transferability lapsed and amounts will be delivered 6 months after retirement in unrestricted shares or shares were forfeited and the value credited to the Key Employee Deferred Compensation Plan. These awards are shown in the Outstanding Equity Awards at Fiscal Year End Table rather than in the Table above, since delivery is delayed until after retirement.

PENSION BENEFITS

ConocoPhillips maintains several defined benefit plans for its eligible employees. With regard to U.S.-based salaried employees, the primary defined benefit plan that is qualified under the Internal Revenue Code is the ConocoPhillips Retirement Plan (CPRP).

The CPRP is a non-contributory plan that is funded through a trust. The CPRP consists of four titles, each one corresponding to a different pension formula and having numerous other differences in terms and conditions. Employees are eligible for current participation in only one title, and eligibility is based on heritage company and time of hire. Of the Named Executive Officers, Messrs. Mulva, Carrig, Gallogly, Lowe, and Berry (having been employees of Phillips) are eligible for, and vested in, benefits under Title I of the CPRP, while Mr. Cornelius (having been an employee of Conoco) is eligible for, and vested in, benefits under Title IV, and Mr. Gates (having been hired after January 1, 2002) is eligible for, and vested in, benefits under Title II. Both Titles I and IV provide a final average earnings type of pension benefit for eligible employees payable at normal or early retirement from the Company. Under both Titles I and IV, normal retirement occurs upon termination on or after age 65. Under Title I, early retirement can occur at age 55 with 5 years of service (or if laid off after age 50 with 5 years of service), while under Title IV, early retirement can occur at age 50 with 10 years of service. Under Title I, early retirement benefits are reduced by 5 percent per year for each year before age 60 that benefits are paid, but for benefits that commence at age 60 through age 65, the benefit is unreduced. Under Title IV, early retirement benefits are reduced by 5 percent per year for each year before age 57 and 4 percent per year between ages 57 and 60. Mr. Berry was eligible for early retirement treatment when he retired in 2007, and Mr. Gates was eligible for early retirement treatment when he retired in 2008. Messrs. Mulva, Carrig, Gallogly, and Cornelius were eligible for early retirement at the end of 2007. Mr. Lowe was not eligible for early retirement at the end of 2007. Employees become vested in the benefits after five years of service, and all of the Named Executive Officers are vested in their benefits. Titles I, II, and IV allow the employee to elect the form of benefit payment from among several annuity types and a single sum payment option, but all of the options are actuarially equivalent. The election for form of benefit is made at retirement.

For both Title I and Title IV, the benefit formula applicable to our eligible Named Executive Officers is the same. Retirement benefits are calculated as the product of 1.6 percent times years of credited service multiplied by the final annual average eligible compensation. For Title I, final annual eligible average compensation is calculated using the three highest consecutive years in the last ten years before retirement. For Title IV, final annual eligible average compensation is calculated using the higher of the highest consecutive 36 months of compensation or the highest non-consecutive 3 years of compensation. In both cases, such benefits are reduced by the product of 1.5 percent of the annual primary Social Security benefit multiplied by years of credited service. The formula below provides an illustration as to how the retirement benefits are calculated. For purposes of the formula, “pension compensation” denotes the final annual eligible average compensation described above.

[	1.6%	×	Pension Compensation	×	Years of Credited Service	]	—	[	1.5%	×	Annual Primary SS Benefit	×	Years of Credited Service	]

Eligible pension compensation generally includes salary and bonus (shown in the Summary Compensation Table under the column titled Non-Equity Incentive Plan Compensation), and years of credited service generally include only actual years of service. However, under Title I, in the event that an eligible employee receives layoff benefits from the Company, eligible pension compensation includes the annualized salary for the year of layoff, rather than actual salary, and years of credited service are increased by any period for which layoff benefits are calculated. Furthermore, certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under Title I.

Benefits under Title II are based on monthly pay and interest credits to a cash balance account created on the first day of the month after a participant’s hire date. Pay credits are equal to a percentage of total salary and bonus.

Participants whose combined years of age and service total less than 44 receive a 6% pay credit, those with 44 through 65 receive a 7% pay credit, and those with 66 or more receive a 9% pay credit. Normal retirement age is 65, but participants may receive their vested benefit upon termination of employment at any age.

Eligible pension compensation under Titles I, II, and IV is limited in accordance with the Internal Revenue Code. In 2007, that limit was $225,000. The Internal Revenue Code also limits the annual benefit (expressed as an annuity) available under Titles I, II, and IV. In 2007, that limit was $180,000 (reduced actuarially for ages below 62).

In addition, the Company maintains several nonqualified pension plans. These are funded through the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the nonqualified pension plans. The plan available to the Named Executive Officers is the ConocoPhillips Key Employee Supplemental Retirement Plan (KESRP). This plan is designed to replace benefits that would otherwise not be received due to limitations contained in the Internal Revenue Code that apply to qualified plans. The two such limitations that most frequently impact the benefits to employees are the limit on compensation that can be taken into account in determining benefit accruals and the maximum annual pension benefit. In 2007, the former limit was set at $225,000, while the latter was set at $180,000. The KESRP determines a benefit without regard to such limits, and then reduces that benefit by the amount of benefit payable from the related qualified plan, the CPRP. Thus, in operation the combined benefits payable from the related plans for the eligible employee equals the benefit that would have been paid if there had been no limitations imposed by the Internal Revenue Code. Benefits under KESRP are generally paid in a single sum the later of age 55 or six months after retirement. When payments do not begin until after retirement, interest at the current six-month T-bill rates will, under most circumstances, be credited on the delayed benefits. Distribution may also be made upon a determination of disability.

Certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under KESRP. Also under KESRP, certain incentive payments approved by the Phillips Board of Directors in 2000, are considered as pension compensation. Otherwise, the benefit formulas under KESRP take into account only actual service with the employer and compensation arising from salary and bonuses (including bonuses that are performance-based and are included in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for that reason). The footnotes below provide further detail on extra credited service and compensation.

Except where otherwise noted, assumptions used in calculating the present value of accumulated benefits in the Table are found in Note 23 in the Notes to Consolidated Financial Statements in the Company’s 2007 Annual Report on Form 10-K.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)(3)
J.J. Mulva	Title I — ConocoPhillips Retirement Plan	36	$1,542,151	$—
	ConocoPhillips Key Employee Supplemental Retirement Plan		58,767,767	—
J.A. Carrig	Title I — ConocoPhillips Retirement Plan	30	959,568	—

	ConocoPhillips Key Employee Supplemental Retirement Plan		12,859,428	—
J.L. Gallogly	Title I — ConocoPhillips Retirement Plan	24	642,907	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		2,129,719	717,277
J.E. Lowe	Title I — ConocoPhillips Retirement Plan	27	564,000	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		6,688,776	—
S.L. Cornelius	Title IV — ConocoPhillips Retirement Plan	27	738,021	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		3,100,437	—
W.B. Berry(4)	Title I - ConocoPhillips Retirement Plan	31	996,752	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		8,724,568	—
S.F. Gates(4)	Title II — ConocoPhillips Retirement Plan	5	87,949	—
	ConocoPhillips Key Employee Supplemental Retirement Plan		331,062	—

(1)	Includes additional credited service for Messrs. Mulva, Carrig, Gallogly, Lowe and Berry, of 18.25, 7.5, 8.75, 5.25 and 10 months, respectively, related to foreign assignments. Please see note (2) for credited amounts related to such service.

(2)	In determining the present value of the accumulated benefit for each Named Executive Officer, the applicable pension compensation as of December 31, 2007, for each Named Executive Officer is: Mr. Mulva, $23,308,579; Mr. Carrig, $8,621,362; Mr. Gallogly, $2,353,450; Mr. Lowe, $7,665,514; and Mr. Cornelius, $1,049,290. In determining the present value of the accumulated benefit for Messrs. Mulva, Carrig, and Lowe, this takes into account as an element of pension compensation the value of an off-cycle award of restricted stock and of an off-cycle performance incentive award both approved by the Phillips Compensation Committee in 2000, but with regard to which the performance conditions were met in 2005. The value of the two off-cycle awards included as part of pension compensation for 2005 was $6,278,301 for Mr. Mulva and $3,139,151 for Messrs. Carrig and Lowe. With regard to the additional credited service for foreign service as noted above, the following amounts were included in the accumulated benefit shown in the pension table above: Mr. Mulva, $2,606,397; Mr. Carrig, $286,353; Mr. Gallogly, $88,147; Mr. Lowe, $118,529; and Mr. Berry, $248,460.

(3)	Mr. Gallogly rejoined ConocoPhillips in April 2006 after serving as Chief Executive Officer of ChevronPhillips Chemical Company, a 50% owned joint venture of ConocoPhillips. As a result, under terms of the Key Employee Supplemental Retirement Plan, this was treated as a separation from service under Section 409A of the Internal Revenue Code. Accordingly, Mr. Gallogly received a lump-sum distribution of his nonqualified pension benefit upon his attainment of age 55 with 5 years of service.

(4)	Mr. Berry retired effective December 31, 2007. Mr. Gates retired effective January 2, 2008.

NONQUALIFIED DEFERRED COMPENSATION

ConocoPhillips maintains several nonqualified deferred compensation plans for its eligible employees. Those available to the Named Executive Officers are briefly described below.

The Key Employee Deferred Compensation Plan of ConocoPhillips (KEDCP) is a nonqualified deferral plan that permits certain key employees to voluntarily reduce salary and request deferral of VCIP, or other similar bonus program payments, that would otherwise be received in the subsequent year. KEDCP permits eligible employees to defer compensation of up 100 percent of VCIP and up to 50 percent of salary. All of the Named Executive Officers are eligible to participate in KEDCP.

Under KEDCP, for amounts deferred and vested after December 31, 2004, the default distribution option in KEDCP is to receive a lump sum to be paid at least six months after separation from service. Participants may elect to defer payments from 1 to 5 years after separation, and to receive annual, semiannual or quarterly payments for a period of up to 15 years. For elections that set a date certain for payment, the distribution will begin in the calendar quarter following the date requested and will be paid out on the distribution schedule elected by the participant.

For amounts deferred prior to January 1, 2005, a one-time revision of the 10 annual installment payments schedule is allowed from 365 days to no later than 90 days prior to retirement at age 55 or above or within 30 days after being notified of layoff in the calendar year in which the employee is age 50 or above. Participants may receive distributions in 1 to 15 annual installments, 2 to 30 semi-annual installments or 4 to 60 quarterly installments.

The Defined Contribution Make-Up Plan of ConocoPhillips (DCMP) is a nonqualified restoration plan under which the Company makes employer contributions and stock allocations that cannot be made in the qualified ConocoPhillips Savings Plan (CPSP) — a defined contribution plan of the type often referred to as a 401(k) plan — due to certain voluntary reductions of salary under KEDCP or due to limitations imposed by the Internal Revenue Code. For 2007, the Internal Revenue Code limited the amount of compensation that could be taken into account in determining a benefit under the CPSP to $225,000. Employees make no contributions to DCMP.

Under DCMP, amounts vested after December 31, 2004, will be distributed as a lump sum 6 months after separation from service, or, at a participant’s election, in 1 to 15 annual payments, no earlier than 1 year after separation from service. For amounts vested prior to January 1, 2005, participants may, from 365 days to no later than 90 days prior to termination or within 30 days of being notified of layoff, indicate a preference to defer the value into their account under the KEDCP.

Each participant directs investments of the individual accounts set up for that participant under both KEDCP and DCMP. Participants may make changes in the investments as often as daily. All ConocoPhillips defined contribution nonqualified deferred compensation plans allow investment of deferred amounts in a broad range of mutual funds or other market-based investments, including ConocoPhillips stock. As market-based investments, none of these provide above-market return. Since each executive participating in each plan chooses the investment vehicle or vehicles and may change his or her allocations from time to time (as often as daily), the return on the investment will depend on how well the underlying investment fund performed during the time the executive chose it as an investment vehicle. The aggregate performance of such investment is reflected in the Nonqualified Deferred Compensation Table under the column “Aggregate Earnings in Last Fiscal Year.”

Benefits due under each of the plans discussed above are paid from the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy, participants would be unsecured general creditors.

Name	Applicable Plan(1)	Beginning Balance	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)(4)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(5)
J.J. Mulva	Defined Contribution Make-Up Plan of ConocoPhillips	$3,116,856	$ —	$194,497	$827,930	$ —	$4,139,283
	Key Employee Deferred Compensation Plan of ConocoPhillips	39,604,005	—	—	1,867,736	—	41,471,741

J.A. Carrig	Defined Contribution Make-Up Plan of ConocoPhillips	550,353	—	79,852	154,242	—	784,447
	Key Employee Deferred Compensation Plan of ConocoPhillips	5,755,961	2,511,678	—	576,284	—	8,843,923

J.L. Gallogly	Defined Contribution Make-Up Plan of ConocoPhillips	332,349	—	90,708	101,127	—	524,184
	Key Employee Deferred Compensation Plan of ConocoPhillips	2,032,210	—	—	104,505	—	2,136,715

J.E. Lowe	Defined Contribution Make-Up Plan of ConocoPhillips	258,461	—	57,679	59,270	—	375,410
	Key Employee Deferred Compensation Plan of ConocoPhillips	1,021,306	—	—	51,281	—	1,072,587

S.L. Cornelius	Defined Contribution Make-Up Plan of ConocoPhillips	143,979	—	38,441	19,053	—	201,473
	Key Employee Deferred Compensation Plan of ConocoPhillips	51,782	—	—	2,804	—	54,586

W.B. Berry	Defined Contribution Make-Up Plan of ConocoPhillips	413,084	—	91,422	121,470	—	625,976
	Key Employee Deferred Compensation Plan of ConocoPhillips	359,620	—	—	19,470	—	379,090

S.F. Gates	Defined Contribution Make-Up Plan of ConocoPhillips	171,668	—	57,192	54,949	—	283,809

(1)	Our primary defined contribution deferred compensation programs for executives (KEDCP and DCMP) make a variety of investments available to participants. As of December 31, 2007, there were a total of 74 investment options, of which 30 were the same as those available in the Company’s primary tax-qualified defined contribution plan for employees (its 401(k) plan, the ConocoPhillips Savings Plan) and 44 of which were other various mutual fund options approved by an administrator designated by the relevant plan.

(2)

Reflects $81,750 in salary deferred in 2007 (included in the “Salary” column of the Summary Compensation Table for 2007), $610,780 in VCIP deferral in 2007 (included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for

2006), and the deferral of restricted stock units vested on October 22, 2007, of which $514,012 of FAS 123(R) valuation was included in the “Stock Awards” column of the Summary Compensation Table for 2007.

(3)	Reflects contributions by the Company under the DCMP in 2007 (included in the “All Other Compensation” column of the Summary Compensation Table).

(4)	None of these earnings are included in the Summary Compensation Table for 2007.

(5)	Reflects contributions by our Named Executive Officers, contributions by the Company, and earnings on balances prior to 2006; plus contributions by our Named Executive Officers, contributions by the Company, and earnings for 2006 (the following amounts having been shown in the 2006 Summary Compensation Table: Mr. Mulva $927,223; Mr. Carrig $133,100; Mr. Gallogly $4,909; Mr. Berry $76, 927); plus contributions by our Named Executive Officers, contributions by the Company, and earnings for 2007 (shown in the appropriate columns of this table, with amounts that are included in the Summary Compensation Table for 2007 shown in Footnotes (2), (3) and (4) above).

Executive Severance and Changes in Control

Each of our Named Executive Officers serves without an employment agreement. Salary and other compensation for these officers is set by the Compensation Committee, as described in the “Compensation Discussion and Analysis” beginning on page 20 of this proxy statement. These officers may participate in the employee benefit plans and programs of the Company for which they are eligible, in accordance with their terms. The amounts earned by the Named Executive Officers for 2007 appear in the various Executive Compensation Tables beginning on page 39 of this proxy statement.

Each of our Named Executive Officers is expected to receive amounts earned during his term of employment unless he voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Such amounts include:

•	VCIP earned during the fiscal year;

•	Grants pursuant to the PSP for the most-recently completed performance period and ongoing performance periods in which the executive participated for at least one year;

•	Previously granted restricted stock and restricted stock units;

•	Vested stock option grants under the Stock Option Program;

•	Amounts contributed and vested under our defined contribution plans; and

•	Amounts accrued and vested under our pension plans.

While normal retirement age under our benefit plans is 65, early retirement provisions allow benefits at earlier ages if vesting requirements are met, as discussed in the sections of this proxy statement entitled “Pension Benefits Table” and “Nonqualified Deferred Compensation Table.” For our compensation programs (VCIP, SOP, and PSP), early retirement is generally defined to be termination at or after the age of 55 with five years of service.

Messrs. Mulva, Carrig and Gallogly have each met the early retirement criteria under both our benefit plans and our compensation programs. Mr. Cornelius has met the early retirement criteria under the title of the pension plan for which he is eligible, but has not met the early retirement criteria for our compensation programs. Therefore, as of December 31, 2007, any voluntary resignations of Messrs. Mulva, Carrig and Gallogly would have been treated as retirements. Since Messrs. Mulva, Carrig and Gallogly are eligible for early retirement under these programs, they would be able to resign and retain all awards earned under the PSP and earlier programs. As a result, Messrs. Mulva, Carrig and Gallogly’s awards under such programs are not included in the incremental amounts reflected in the tables below. Furthermore, any voluntary resignation of Mr. Cornelius as of December 31, 2007, would have been treated as a retirement for purposes of his pension benefits, but not under our compensation programs, and this is reflected in the tables below.

Mr. Lowe has not yet met either the criteria under our benefit plans or our compensation programs as of December 31, 2007. Mr. Berry met the early retirement criteria under both our benefit plans and our compensation programs at the time of his retirement on December 31, 2007. Mr. Gates met the early retirement criteria under the title of the pension plan for which he was eligible at the time of his retirement on January 2, 2008. While he had not met the criteria for early retirement under our compensation programs at that time, provisions of an agreement entered into by the Company on April 3, 2003 at the time of Mr. Gates’ initial hire, gave Mr. Gates rights substantially the same as being eligible for early retirement under our compensation programs. Messrs. Berry and Gates actually retired effective at the end of 2007 and the beginning of 2008, respectively, and therefore we show payments made or expected to be made to each of them under “Quantification of Severance Payments” below. Please see “Outstanding Equity Awards at Fiscal Year End” beginning on page 47 for more information.

In addition, specific severance arrangements for executive officers, including the Named Executive Officers, are provided under two severance plans of ConocoPhillips, one being the ConocoPhillips Executive Severance Plan, available to a limited number of senior executives; and the other being the ConocoPhillips Key Employee Change in Control Severance Plan, also available to a limited number of senior executives, but only upon a change in control. These arrangements are described below. Executives are not entitled to participate in both plans as a result of a single event, that is, executives receiving benefits under the ConocoPhillips Key Employee Change in Control Severance Plan would not be entitled to benefits potentially payable under the ConocoPhillips Executive Severance Plan relating to the event giving rise to benefits under the ConocoPhillips Key Employee Change in Control Severance Plan. Mr. Berry became eligible for payment under the ConocoPhillips Executive Severance Plan at his departure from the Company effective December 31, 2007. The payment is reflected under “Quantification of Severance Payments” below.

ConocoPhillips Executive Severance Plan

The ConocoPhillips Executive Severance Plan (CPESP) covers executives in salary grades generally corresponding to vice president and higher. The CPESP provides that if the Company terminates the employment of a participant in the plan other than for cause, as defined in the plan, upon executing a general release of liability and, if requested by the Company, an agreement not to compete with the Company, the participant will be entitled to:

•	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target VCIP;

•

A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional one-and-a-half or two years;

•	A pro rata portion of the annual VCIP for which the employee is eligible in the year of termination; and

•

Treatment as a layoff under the various compensation and equity programs of the Company — generally, layoff treatment will allow executives to retain awards previously made and continue their eligibility under ongoing Company programs, thus, actual program grants as restricted stock or restricted stock units would vest and the executive would remain eligible for awards attributable to ongoing performance periods under the PSP in which they had participated for at least one year.

The CPESP may be amended or terminated by the Company at any time. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

ConocoPhillips Key Employee Change in Control Severance Plan

The ConocoPhillips Key Employee Change in Control Severance Plan (CICSP) covers executives in salary grades generally corresponding to vice president and higher. The CICSP provides that if the employment of a participant in the plan is terminated by the Company within two years of a “change in control” of ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target VCIP or previous two years’ average VCIP;

•

A lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional two or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	A lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional two or three years;

•	A pro rata portion of the higher of the employee’s target VCIP payment or previous two year’s average bonus; and

•

If necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment, although if the applicable payments are not more than 110 percent of the “safe harbor” amount under section 280G of the Internal Revenue Code, the payments are “cut back” to the safe harbor amount rather than a gross-up payment being made.

Upon a change in control, the participant becomes eligible for vesting in all equity awards and lapsing of any restrictions, with continued ability to exercise stock options for their remaining terms. After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

Quantification of Severance Payments

Mr. Berry retired from the Company effective December 31, 2007, and Mr. Gates retired effective January 2, 2008. Mr. Berry met the criteria for early retirement under both our benefit plans and our compensation programs and was eligible for severance payments under our Executive Severance Plan in the amount of $3,591,036. Mr. Gates met the criteria for early retirement under the title of our pension plan for which he was eligible and, pursuant to the agreement between him and the Company entered into at the time of his initial hire, was entitled to treatment substantially similar to early retirement treatment under our compensation programs. Mr. Gates was not eligible for severance payments under our Executive Severance Plan.

The tables below reflect the amount of incremental compensation payable in excess of the items listed above to each of our Named Executive Officers (other than Messrs. Berry and Gates) in the event of termination of such executive’s employment other than as a result of voluntary resignation. The amount of compensation payable to each Named Executive Officer (other than Messrs. Berry and Gates) upon involuntary not-for-cause termination, for-cause termination, termination following a change-in-control (CIC) (either involuntarily without cause or for good reason) and in the event of the death or disability of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2007, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

The following tables reflect additional incremental amounts to which each of our Named Executive Officers (other than Messrs. Berry and Gates) would be entitled if their employment were terminated due to the events described above.

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.J. Mulva†
Base Salary	$3,000,000	$ —	$4,500,000	$ —	$ —
Short-term Incentive	4,050,000	—	12,276,078	—	—
Variable Cash Incentive Program	—	(2,025,000)	2,067,026	—	—
2005 — 2007 (performance period)	—	—	—	—	—
2006 — 2008 (performance period)	—	(5,353,688)	—	—	—
2007 — 2009 (performance period)	—	(2,140,598)	—	—	—
Restricted Stock/Units from prior performance	—	(3,337,740)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	(16,599,664)	—	—	—
Incremental Pension	2,032,676	—	2,032,676	—	—
Post-employment Health & Welfare	50,148	—	78,434	—	—
Life Insurance	—	—	—	3,000,000	—
280G Tax Gross-up	—	—	7,603,373	—	—

	$9,132,824	$(29,456,690)	$28,557,587	$3,000,000	$ —

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.A. Carrig†
Base Salary	$1,684,000	$ —	$2,526,000	$ —	$ —
Short-term Incentive	1,633,480	—	3,292,092	—	—
Variable Cash Incentive Program	—	(816,740)	280,624	—	—
2005 — 2007 (performance period)	—	—	—	—	—
2006 — 2008 (performance period)	—	(1,563,675)	—	—	—
2007 — 2009 (performance period)	—	(625,223)	—	—	—
Restricted Stock/Units from prior performance	—	(3,569,969)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	(4,712,513)	—	—	—
Incremental Pension	3,245,146	—	4,594,184	—	—
Post-employment Health & Welfare	22,907	—	37,884	—	—
Life Insurance	—	—	—	1,684,000	—
280G Tax Gross-up	—	—	4,207,415	—	—

	$6,585,533	$(11,288,120)	$14,938,199	$1,684,000	$ —

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.L. Gallogly†
Base Salary	$1,734,000	$—	$2,601,000	$ —	$ —
Short-term Incentive	1,681,980	—	2,646,111	—	—
Variable Cash Incentive Program	—	(840,990)	41,047	—	—
2005 — 2007 (performance period)	—	—	—	—	—
2006 — 2008 (performance period)	—	(1,684,999)	—	—	—
2007 — 2009 (performance period)	—	(734,950)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	(3,074,763)	—	—	—
Incremental Pension	2,491,542	—	2,952,895	—	—
Post-employment Health & Welfare	21,113	—	34,882	—	—
Life Insurance	—	—	—	1,734,000	—
280G Tax Gross-up	—	—	3,335,493	—	—

	$5,928,635	$(6,335,702)	$11,611,428	$1,734,000	$ —

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.E. Lowe†
Base Salary	$1,508,400	$ —	$2,262,600	$ —	$ —
Short-term Incentive	1,463,148	—	2,672,094	—	—
Variable Cash Incentive Program	731,574	—	890,698	731,574	731,574
2005 — 2007 (performance period)	3,966,966	—	3,966,966	3,966,966	3,966,966
2006 — 2008 (performance period)	1,296,833	—	1,296,833	1,296,833	1,296,833
2007 — 2009 (performance period)	621,603	—	621,603	621,603	621,603
Restricted Stock/Units from prior performance	12,788,754	—	12,788,754	12,788,754	12,788,754
Stock Options/SARs:
Unvested and Accelerated	3,036,316	—	3,136,097	3,136,097	3,136,097
Incremental Pension	840,991	—	1,184,947	—	—
Post-employment Health & Welfare	15,197	—	29,376	—	—
Life Insurance	—	—	—	1,508,400	—
280G Tax Gross-up	—	—	7,768,535	—	—

	$26,269,782	$ —	$36,618,503	$24,050,227	$22,541,827

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
S.L. Cornelius†
Base Salary	$1,088,000	$ —	$1,632,000	$ —	$ —
Short-term Incentive	903,040	—	1,716,417	—	—
Variable Cash Incentive Program	451,520	—	572,139	451,520	451,520
2005 — 2007 (performance period)	2,592,930	—	2,592,930	2,592,930	2,592,930
2006 — 2008 (performance period)	772,154	—	772,154	772,154	772,154
2007 — 2009 (performance period)	350,374	—	350,374	350,374	350,374
Restricted Stock/Units from prior performance	5,995,217	—	5,995,217	5,995,217	5,995,217
Stock Options/SARs:
Unvested and Accelerated	1,995,066	—	2,060,490	2,060,490	2,060,490
Incremental Pension	1,110,617	—	1,704,580	—	—
Post-employment Health & Welfare	14,326	—	25,014	—	—
Life Insurance	—	—	—	1,088,000	—
280G Tax Gross-up	—	—	2,806,419	—	—

	$15,273,244	$ —	$20,227,734	$13,310,685	$12,222,685

†Notes Applicable to All Termination Tables—In preparing each of the tables above, certain assumptions have been made. Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown. The following additional assumptions were also made:

•

Short-Term Incentives — For the short-term incentive amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects two times current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the higher of three times current VCIP target or three times the average of the prior two VCIP payouts.

•

Variable Cash Incentive Program — For the VCIP amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects the employee’s pro rata current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the higher of the employee’s current pro rata target or the average of the prior two VCIP payouts. If the Named Executive Officer had reached retirement eligibility, the amount is only the increment between the pro rata VCIP target and or the average of the prior two VCIP payouts. Targets for VCIP are for a full year, and are pro-rata for the Named Executive Officers based on time spent in their respective positions.

•

Long-Term Incentives — For the performance periods related to PSP, amounts for the 2005-2007 period are shown at the payout amount that was awarded in February 2008, while amounts for other periods are prorated to reflect the portion of the performance period completed by the end of 2007. For the PSP awards, for restricted stock and restricted stock units, amounts reflect the closing price of ConocoPhillips common stock at the end of 2007 ($88.30 on December 31, 2007).

•

Stock Options — For stock options, amounts reflect intrinsic value as if the options had been exercised on December 31, 2007, but only with regard to options that the executive would have retained for the specific termination event.

•

Incremental Pension Values — For the incremental pension value, the amounts reflect the single sum value of the increment due to an additional two years of age and service with associated pension compensation in the event of regular involuntary termination (three years in the event of a CIC termination) regardless of whether the value is provided directly through a defined benefit plan or through the relevant severance plan. Executives over the age of 60 will not generally receive an increased incremental pension value from such additional age and service because it would be offset by the normal value under the Company’s defined benefit plans at such age.

•

280G Tax Gross-up — Each Named Executive Officer is entitled to under the relevant change in control plan, to an associated “excise tax gross-up” to the extent any change in control payment triggers the golden parachute excise tax provisions under Section 4999 of the Internal Revenue Code (within certain limitations). The following material assumptions were used to estimate executive excise taxes and associated tax gross-ups:

•	Equity and PSP awards were valued at the average of the high and the low of the Company’s stock price on December 31, 2007 of $88.415;

•	Options are assumed exchanged and valued using a Black-Scholes-Merton-based option methodology;

•	Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Treas. Reg. Section 1.280G-1 Q&A 24(c); and

•	Calculations assume certain performance-based pay such as PSP awards and pro-rata bonus payments are reasonable compensation for services rendered prior to the CIC.

Non-Employee Director Compensation

The primary elements of our non-employee director program consist of an equity compensation program and a cash compensation program.

Objectives and Principles

Compensation for directors is reviewed annually by the Committee on Directors’ Affairs with the assistance of such third-party consultants as the Committee deems advisable, and set by action of the Board of Directors. The Board’s goal in designing director’s compensation is to provide a competitive package that will enable it to attract and retain highly skilled individuals with relevant experience and that reflects the time and talent required to serve on the board of a complex, multinational corporation. The Board seeks to provide sufficient flexibility in the form of delivery to meet the needs of different individuals while ensuring that a substantial portion of directors’ compensation is linked to the long-term success of ConocoPhillips. In furtherance of ConocoPhillips’ commitment to be a socially responsible member of the communities in which it participates, the Board believes that it is appropriate to extend ConocoPhillips’ matching gift program to charitable contributions made by individual directors and to provide a charitable gift program the proceeds of which are contributed at the designation of individual directors, each as more fully described below.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board.

ConocoPhillips grants issued prior to 2005 had restrictions that lapsed after three years from the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Settlement for grants before 2005 could be delayed at the election of the director and settled in either cash or stock, also at the election of the director. For grants that remained unvested at the beginning of 2005, directors were allowed to make an election prior to March 15, 2005, to set the time of settlement and whether settlement was to be in a lump sum or over a period of years. Restricted stock units granted to directors who are not from the United States may have modified terms to comply with laws and tax rules that apply to them. Thus, the restricted stock units granted to Messrs. Auchinleck and Norvik lapse only in the event of retirement, death, or loss of office.

Cash Compensation

All non-employee directors receive $100,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

•	Director presiding over meetings of the non-employee directors — $25,000

•	Chair of the Audit and Finance Committee — $20,000

•	Chair of the Compensation Committee — $15,000

•	Chair of the other committees — $10,000

•	All other Audit and Finance Committee members — $7,500

The total annual compensation is payable in monthly cash installments. Directors may elect, on an annual basis, to receive all or part of their cash compensation in unrestricted stock or in restricted stock units (such unrestricted stock or restricted stock units are issued on the last business day of the month valued using the average of the high and the low market prices of our common stock on such date), or to have the amount credited to the director’s deferred compensation account. The restricted stock units issued in lieu of cash compensation are subject to the same restrictions as the annual restricted stock units granted since 2005 and described above under “Equity Compensation.” Due to differences in the tax laws of other countries, the Board, at its July 1, 2003 meeting approved modification of the compensation for directors who are taxed under the laws of other countries. Effective in 2004, Canadian directors (then and currently, Mr. Auchinleck) were able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office. Effective in 2007, Norwegian directors (currently Mr. Norvik) receive compensation that would otherwise have been received as cash only as restricted stock units.

Deferral of Compensation

Directors can elect to defer their cash compensation into the Deferred Compensation Program for Non-Employee Directors of ConocoPhillips (Director Deferral Plan). Deferred amounts are deemed to be invested in various mutual funds and similar investment choices (including ConocoPhillips common stock) selected by the director from a list of investment choices available under the Director Deferral Plan. Mr. Auchinleck (from Canada) and Mr. Norvik (from Norway) do not have the opportunity to defer cash compensation in this manner.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and Phillips continues to be deferred and is deemed to be invested in various mutual funds as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, may be funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Program

On July 1, 2003, the Board adopted a charitable gift program for directors. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service. Donations are payable over five years following the death of the director. This program may be funded through the purchase of life insurance policies on the lives of the directors, although in many instances they are not. The Company is the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program. This provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries.

Perquisites

The Board believes that it is important for spouses/significant others of directors and executive officers to attend certain meetings to enhance the collegiality of the Board. The cost of such attendance is treated by the Internal Revenue Service as income, and as such is taxable to the recipient. The Board believes that such costs are expenses of creating a collegial environment that enhances the effectiveness of the Board and so it reimburses directors for the cost of resulting income taxes. Amounts are contained in the “All Other Compensation” column representing this reimbursement.

Stock Ownership

Directors are expected to own as much stock as the amounts of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

Supplement to Non-Employee Director Compensation Table

The Non-Employee Director Compensation Table beginning on page 63, together with the accompanying narrative disclosures and footnotes, provide information concerning total compensation paid to our Non-Employee Directors. However, further explanation is necessary to transparently show how the programs, processes and decisions described within the foregoing discussion of our Non-Employee Director Compensation programs are reflected in the Non-Employee Director Compensation Table.

The amounts shown under the “Stock Awards” column of the Non-Employee Director Compensation Table on page 67 do not reflect solely the values of awards made for a particular year. Instead, this column includes the Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payment” (FAS 123(R)) expense recognized by the Company in the year for all outstanding stock and option awards, which, because of the extended holding period associated with our restricted stock/restricted stock unit programs, can be a substantial amount. The extended holding periods associated with our restricted stock and restricted stock unit awards mean that appreciation in our stock price and the value of dividend equivalents during a given year may result in the Company recognizing the value of such appreciation and/or dividend equivalents with respect to certain previously-earned awards in its financial statements, and therefore, in the Non-Employee Director Compensation Table. The Committee on Directors’ Affairs recognizes that the extended holding periods may result in larger amounts being reflected in the Non-Employee Director Compensation Table than would be the case for awards of fully-vested stock. In the case of such awards, a change in stock price would have no effect on values reported in the Non-Employee Director Compensation Table. However, the Committee believes our programs best align the interests of the Board with those of our stockholders over the long-term.

Other factors we are required to take into account in determining the FAS 123(R) value that is reported in the Non-Employee Director Compensation Table do not necessarily affect Committee on Directors’ Affairs decisions with respect to Board Compensation. For instance, changes in accounting rules or our interpretation of the application of those rules to our programs may affect the FAS 123(R) value of all or some outstanding awards in the year in which the change in rule or interpretation occurs, resulting in an increase or decrease in the amount reported in the “Stock Awards” column of the Non-Employee Director Compensation Table. However, in setting annual equity compensation for Directors, the Committee considers the value of the equity compensation then being considered under then-prevailing rules and interpretations, and does not consider changes in the value of previously-granted equity compensation resulting from rule or interpretation changes.

The Supplement to the Non-Employee Director Compensation Table below reconciles the annual equity compensation awards set by the Committee on Directors’ Affairs for each Director with the amount that is required to be reported for 2007 in the Non-Employee Director Compensation Table on page 67.

SUPPLEMENT TO NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Cash Compensation	Grant Date Value of Stock Awards by Board in 2007	Total Compensation Awarded in 2007	FAS 123(R) and other accruals on prior awards	All Other Compensation per Non-Employee Director Compensation Table	Amount per Non-Employee Director Compensation Table
R.L. Armitage	$100,000	$120,000	$220,000	$3,726	$43,628	$267,354
R.H. Auchinleck	115,000	120,000	235,000	37,425	43,628	316,053
N.R. Augustine	112,500	120,000	232,500	237,157	75,988	545,645
J.E. Copeland, Jr.	120,000	120,000	240,000	14,739	61,756	316,495
K.M. Duberstein	129,167	120,000	249,167	36,924	60,899	346,990
R.R. Harkin	102,500	120,000	222,500	24,911	50,878	298,289
C.C. Krulak	101,875	120,000	221,875	34,403	61,115	317,393
H.W. McGraw III	100,000	120,000	220,000	6,516	43,628	270,144
H.J. Norvik	106,250	120,000	226,250	6,516	43,628	276,394
W.K. Reilly	100,000	120,000	220,000	39,457	73,910	333,367
W.R. Rhodes	100,000	120,000	220,000	24,911	44,357	289,268
J.S. Roy	100,000	120,000	220,000	21,652	61,237	302,889
B.S. Shackouls	100,000	120,000	220,000	3,726	60,505	284,231
V.J. Tschinkel	110,208	120,000	230,208	256,605	50,647	537,460
K.C. Turner	106,250	120,000	226,250	181,335	53,628	461,213
W.E. Wade, Jr.	103,750	120,000	223,750	3,726	60,628	288,104

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table and accompanying narrative disclosures provide information concerning total compensation paid to the non-employee directors of ConocoPhillips in 2007 (for compensation paid to our sole employee director, Mr. Mulva, please see our Executive Compensation Tables beginning on page 39).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
R.L. Armitage	$100,000	$123,726	$ —	$ —	$ —	$43,628	$267,354
R.H. Auchinleck	115,000	157,425	—	—	—	43,628	316,053
N.A. Augustine	112,500	357,157	—	—	—	75,988	545,645
J.E. Copeland, Jr.	120,000	134,739	—	—	—	61,756	316,495
K.M. Duberstein	129,167	156,924	—	—	—	60,899	346,990
R.R. Harkin	102,500	144,911	—	—	—	50,878	298,289
C.C. Krulak	101,875	154,403	—	—	—	61,115	317,393
H.W. McGraw III	100,000	126,516	—	—	—	43,628	270,144
H.J. Norvik	106,250	126,516	—	—	—	43,628	276,394
W.K. Reilly	100,000	159,457	—	—	—	73,910	333,367
W.R. Rhodes	100,000	144,911	—	—	—	44,357	289,268
J.S. Roy	100,000	141,652	—	—	—	61,237	302,889
B.S. Shackouls	100,000	123,726	—	—	—	60,505	284,231
V.J. Tschinkel	110,208	376,605	—	—	—	50,647	537,460
K.C. Turner	106,250	301,335	—	—	—	53,628	461,213
W.E. Wade	103,750	123,726	—	—	—	60,628	288,104

(1)	Reflects annual cash compensation of $100,000 payable to each non-employee director. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

°	Director presiding over meetings of non-employee directors — $25,000
°	Chair of the Audit and Finance Committee — $20,000
°	Chair of the Compensation Committee — $15,000
°	Chair of the other committees — $10,000
°	All other Audit and Finance Committee members — $7,500

Compensation amounts reflect adjustments related to various changes in Committee assignments by Board members throughout the year. Amounts shown include prorated amounts attributable to Committee reassignments which may occur during the year. Amounts shown in the Fees Earned or Paid in Cash column include any amounts that were voluntarily deferred to the Directors’ Deferred Compensation Plan, received in ConocoPhillips common stock, or received in restricted stock units.

(2)	Value reported determined in accordance with FAS 123(R). Under our Non-Employee Director compensation program, non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant based on the average of the high and low price for our common stock on such date. Shares with a value of $120,000 were granted on January 15, 2007 to all persons who were directors on that date.

(3)	The following table reflects, for each director, the aggregate number of stock awards outstanding as of December 31, 2007. Although ConocoPhillips compensation programs for non-employee directors have not historically included stock options, certain directors below acquired options as directors of predecessor companies which converted to options to purchase ConocoPhillips stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
R.L. Armitage	—	—	—	—	—	2,284
R.H. Auchinleck	—	—	—	—	—	34,684
N.A. Augustine	—	—	—	—	—	50,005
J.E. Copeland, Jr.	—	—	—	—	—	14,491
K.M. Duberstein	4,014	—	—	29.9337	6/1/2010	—
	—	—	—	—	—	33,638
R.R. Harkin	3,650 4,116 4,014 —	— — — —	— — — —	24.5884 29.0785 29.9337 —	10/20/2008 6/1/2009 6/1/2010 —	— — — 18,334
C.C. Krulak	4,014 —	— —	— —	29.9337 —	6/1/2010 —	— 23,796
H.W. McGraw III	—	—	—	—	—	7,370
H.J. Norvik	—	—	—	—	—	5,318
W.K. Reilly	—	—	—	—	—	32,431
W.R. Rhodes	3,650 4,116 4,014 —	— — — —	— — — —	24.5884 29.0785 29.9337 —	10/20/2008 6/1/2009 6/1/2010 —	— — — 15,370
J.S. Roy	—	—	—	—	—	17,105
B.S. Shackouls	—	—	—	—	—	2,284
V.J. Tschinkel	—	—	—	—	—	45,634
K.C. Turner	—	—	—	—	—	36,354
W.E. Wade, Jr.	14,425	—	—	13.2370	3/31/2009	—
	5,770	—	—	14.4415	3/31/2009	—
	5,770	—	—	16.6528	3/31/2009	—
	5,770	—	—	22.8640	3/31/2009	—
	5,770	—	—	34.3454	3/31/2009	—
	—	—	—	—	—	3,506

(4)	Includes the amounts attributable to the following:

Name	Tax Reimbursement Gross-Up(a)	Director Charitable Gift Program(b)	Matching Gift Amounts(c)	Total
R.L. Armitage	$ —	$43,628	$ —	$43,628
R.H. Auchinleck	—	43,628	—	43,628
N.A. Augustine	2,360	43,628	30,000	75,988
J.E. Copeland, Jr.	3,128	43,628	15,000	61,756
K.M. Duberstein	2,271	43,628	15,000	60,899
R.R. Harkin	—	43,628	7,250	50,878
C.C. Krulak	2,487	43,628	15,000	61,115
H.W. McGraw III	—	43,628	—	43,628
H.J. Norvik	—	43,628	—	43,628
W.K. Reilly	282	43,628	30,000	73,910
W.R. Rhodes	729	43,628	—	44,357
J.S. Roy	2,609	43,628	15,000	61,237
B.S. Shackouls	1,877	43,628	15,000	60,505
V.J. Tschinkel	2,171	43,628	4,848	50,647
K.C. Turner	—	43,628	10,000	53,628
W.E. Wade, Jr.	—	43,628	17,000	60,628

(a)	The amounts shown are for payments by the Company relating to certain taxes incurred by the director. These primarily occur when the Company requests spouses or other guests to accompany the director to Company functions, including Board and Committee meetings, and as a result, the director is deemed to make a personal use of Company assets (for example, when a spouse accompanies a director on a Company aircraft). In such circumstances, if the director is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the director for the increased tax costs.

(b)	The Company maintains a Director Charitable Gift Program. This program allows an eligible director to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Donations are payable over five years following the death of the director. A director becomes vested in the program after one year of service on the Board. ConocoPhillips also maintains similar programs with regard to directors of companies that it has acquired, including, most recently, Burlington Resources Inc. Messrs. Shackouls and Wade are eligible under the Burlington Resources Inc. program (and will not become eligible under the regular ConocoPhillips program), while all of the other directors are eligible under the ConocoPhillips program. Although eligibility, time of payment, and other provisions may differ under these programs, each has the same general purpose of allowing directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon the director’s death. The approximate incremental cost to the Company of the program was calculated by amortizing the $1 million obligation for each eligible director over the period of time from first becoming eligible until final payout of the obligation (using a mortality assumption of age 82 for each director). The amounts shown above are for each eligible director’s proportionate share of the approximate incremental cost to the Company of the program. Due to insurance policies in place with respect to certain of our directors and other factors, the actual incremental cost may vary among directors. Mr. Mulva is also eligible for the Director Charitable Gift Program. Information on the value of his share is shown on the Summary Compensation Table on page 39 and the notes to that table. For 2007, the ConocoPhillips Director Charitable Gift Program and all of the similar programs of acquired companies that are maintained by the Company had 62 eligible directors or former directors, with a total approximate incremental cost of $2.7 million.

(c)	The Company maintains a Matching Gift Program under which certain gifts by directors to qualified educational institutions are matched. For directors, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company in 2007. Mr. Mulva is eligible for the Program as an executive of the Company, rather than as a director. Information on the value of matching gifts for him is shown on the Summary Compensation Table on page 39 and the notes to that table.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2007:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	13,431,685	(3)	$57.6300	55,691,530	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	13,431,685		$57.6300	55,691,530

(1)	Includes awards issued from the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 5, 2004.

(2)	Excludes (a) options to purchase 37,704,085 shares of ConocoPhillips common stock at a weighted average price of $27.84, (b) 3,307,067 restricted stock units, and (c) 65,734 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. These awards, which were excluded from the above table, were issued from the 1998 Stock and Performance Incentive Plan of ConocoPhillips, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Phillips Petroleum Company Stock Plan for Non-Employee Directors, the Incentive Compensation Plan of Phillips Petroleum Company, the 1998 and 2001 Global Performance Sharing Plans of Conoco Inc., the 1993 Burlington Resources Inc. Stock Incentive Plan, the Burlington Resources Inc. 1997 Employee Stock Incentive Plan, the Burlington Resources Inc. 2002 Stock Incentive Plan, the Burlington Resources Inc. 1992 Stock Option Plan for Non-Employee Directors, the Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors, and The Louisiana Land and Exploration Company 1988 Long Term Stock Incentive Plan. Upon consummation of the merger of Conoco and Phillips, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans. Likewise, upon the acquisition of Burlington Resources, Inc., all outstanding options to purchase and restricted stock units payable in common stock of Burlington Resources, Inc. were converted into options or rights to receive shares of ConocoPhillips common stock.

(3)	Includes an aggregate of 96,188 restricted stock units issued in payment of annual awards and dividend equivalents which were reinvested with regard to existing awards received annually, and 30,649 restricted stock units issued in payment of dividend equivalents with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips, or assumed in connection with the merger for services performed as a non-employee member of the Board of Directors for either Conoco Inc. or Phillips Petroleum Company. Also includes 44,807 restricted stock units issued in payment of dividend equivalents reinvested with respect to an off cycle award made to Mr. Mulva. Further includes 5,888 restricted stock units issued with respect to an option gain deferral election made by a retired Conoco executive pursuant to a heritage Conoco plan, assumed in connection with the merger. Dividend equivalents were credited under the 2004 Omnibus Stock and Performance Incentive Plan during the time period from May 5, 2004 to December 31, 2007. Also includes 40,771 restricted stock units issued in payment of a long-term incentive award for Mr. Mulva and an off cycle award for recently hired executive. In addition, 3,119,501 restricted stock units that are eligible for cash dividend equivalents were issued to U.S. and U.K. payrolled employees residing in the United States or the United Kingdom at the time of the grant; 1,097,645 restricted stock units that are not eligible for cash dividend equivalents due to legal restrictions were issued to non-U.S. or non-U.K. payrolled employees and U.S. or U.K. payrolled employees residing in countries other than the United States or United Kingdom at the time of the grant. Both awards vest over a period of five years, the restrictions lapsing in three equal annual installments beginning on the third anniversary of the grant date. Includes 1,387,407 restricted stock units issued to executives on 2/10/2006 and 1,217,890 restricted stock units issued to executives on 2/8/2007. These restricted stock units have no voting rights, are eligible for cash dividend equivalents and have restrictions on transferability that last until separation of service from the company. In addition, 138,654 restricted stock units that are not eligible for cash dividend equivalents were issued as retention bonuses; the awards vest over a period of three years, the restrictions lapsing in three equal annual installments beginning on the first anniversary of the grant dates. Further included are 6,252,284 non-qualified stock options with a term of 10 years and become exercisable in three equal annual installments beginning on the first anniversary of the grant date.

(4)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2004 Omnibus Stock and Performance Incentive Plan, no more than 40,000,000 shares of common stock may be issued for incentive stock options (139,603 have been issued with 39,860,397 available for future issuance) and no more than 40,000,000 shares of common stock may be issued with respect to stock awards (7,913,370 have been issued with 32,086,630 available for future issuance).

Stock Ownership

Holdings of Major Stockholders

The following table sets forth information regarding persons whom we know to be the beneficial owners of more than 5 percent of our issued and outstanding common stock (as of the date of such stockholder’s Schedule 13G filing with the SEC):

	Common Stock
Name and Address	Number of Shares	Percent of Class
Vanguard Fiduciary Trust Company(1) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	102,920,004	6.43%

(1)	Based on a Schedule 13G filed with the SEC on February 7, 2008, as amended February 14, 2008, by Vanguard Fiduciary Trust Company, in its capacity as trustee for ConocoPhillips’ Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips’ Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2008, by each ConocoPhillips Director, by each Named Executive Officer and by all of our Directors and Executive Officers as a group. Together these individuals beneficially own less than one percent (1%) of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our Directors and Executive Officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of March 1, 2008.

	Number of Shares or Units
Name of Beneficial Owner	Total Common Stock Beneficially Owned		Restricted/Deferred Stock Units(1)	Options Exercisable Within 60 Days(2)
Richard L. Armitage	505		3,747	—
Richard H. Auchinleck	5,686		34,480	—
Norman R. Augustine	22,851		49,017	—
William B. Berry	136,863		150,162	502,966
John A. Carrig	230,121		334,832	594,927
James E. Copeland, Jr.	21,842		16,201	—
Sigmund L. Cornelius	27,919		93,666	110,331
Kenneth M. Duberstein	13,093		28,401	4,014
James L. Gallogly	33,001		48,974	60,804
Stephen F. Gates	16,174		81,127	237,366
Ruth R. Harkin	15,249	(3)	20,023	11,780
Charles C. Krulak	2,562		22,697	4,014
John E. Lowe	79,294		213,407	220,132
Harold W. McGraw III	1,000		9,039	—
James J. Mulva	653,830		2,215,408	6,777,366
Harald J. Norvik	—		7,082	—
William K. Reilly	6,254		27,845	—
William R. Rhodes	49,442		16,833	11,780
J. Stapleton Roy	2,496		16,350	—
Bobby S. Shackouls	85,928		3,747	—
Victoria J. Tschinkel	17,216	(4)	43,119	—
Kathryn C. Turner	12,281		33,736	—
William E. Wade, Jr.	2,242	(5)	5,088	37,505
Directors and Executive Officers as a Group (23 Persons)(6)	1,328,911		3,340,745	8,019,385

(1)	Includes restricted or deferred stock units that may be voted or sold only upon passage of time.

(2)	Includes beneficial ownership of shares of common stock which may be acquired within 60 days of March 1, 2008 through stock options awarded under compensation plans.

(3)	Includes 46 shares held by Ms. Harkin’s daughter.

(4)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 13,067 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

(5)	Includes 367 shares of common stock owned by the Wade Family Trust.

(6)	Excludes shares owned by Messrs. Berry and Gates, who retired January 2, 2008 and are no longer executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10 percent of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely upon a review of the copies of such reports furnished to it and written representations of its officers and directors, during the year ended December 31, 2007, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis.

Audit and Finance Committee Report

The Audit and Finance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) assists the Board in fulfilling its responsibility to provide independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee currently comprises three non-employee directors. The Board has determined that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, James E. Copeland, Jr., is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on February 4, 2005, and which is available on our website www.conocophillips.com under the caption “Corporate Governance.” One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2007.

Review with Management.    The Audit Committee has reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2007, included therein.

Discussions with Independent Registered Public Accounting Firm.    The Audit Committee has discussed with Ernst & Young LLP, independent registered public accounting firm for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2007.

THE CONOCOPHILLIPS AUDIT AND FINANCE COMMITTEE

James E. Copeland, Jr., Chairman

Charles C. Krulak

Victoria J. Tschinkel

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2008. The Audit and Finance Committee has appointed Ernst & Young to serve as independent registered public accounting firm.

What services does the independent registered public accounting firm provide?

Audit services of Ernst & Young for fiscal year 2007 included an audit of our consolidated financial statements, an audit of the effectiveness of the Company’s internal control over financial reporting, and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain other services as described in the next question. In connection with the audit of the 2007 financial statements, we entered into an engagement agreement with Ernst & Young that sets forth the terms by which Ernst & Young will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

How much was the independent registered public accounting firm paid for 2007 and 2006?

Ernst & Young’s fees for professional services totaled $19.0 million for 2007 and $21.8 million for 2006. Ernst & Young’s fees for professional services included the following:

•

Audit Services — Fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $16.3 million for 2007 and $19.3 million in 2006.

•	Audit-Related Services — Fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $1.9 million for 2007 and $1.8 million in 2006.

•	Tax Services — Fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $0.8 million for 2007 and $0.7 million in 2006.

•	Other Services — Fees for other services were negligible in 2007 and 2006.

The Audit and Finance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

The Audit and Finance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Finance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Finance Committee. The Audit and Finance Committee has delegated to the Chair the authority to approve permitted services. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Finance Committee will reconsider the appointment.

What does the Board recommend?

THE AUDIT AND FINANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2008.

Stockholder Proposal:

Qualifications For Director Nominees

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Dr. Sydney K. Kay of 5718 Harvest Hill Road, Dallas, Texas 75230-1253. We will provide the number of the corporation’s voting securities that the proponent holds to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Dr. Kay are printed below verbatim from his submission.

What is the Proposal?

Dr. Kay has submitted the following proposal:

QUALIFICATIONS FOR DIRECTOR NOMINEES

WHEREAS Most Director nominees come from businesses totally unrelated to the corporation to which they have been nominated.

WHEREAS It is known, throughout the financial industry, that Chairmen and CEOs have the power to appoint their own Boards of Directors. John Kenneth Galbraith, the renown economist, said it bluntly: “Senior Executives in the great corporations of this country set their own salaries..... and stock option deals.... subject to the approval of the Board of Directors that they have appointed. Not surprisingly, the Directors go along.” (The Dallas Morning News, 1-16-2000, p. 1/10E);

WHEREAS Most corporate Boards in the United States consist of present or past Chairmen and/or CEOs and Presidents of other corporations who, back home, have or had the power to nominate their own Boards of Directors;

WHEREAS Directors, nominated in such a fashion, have been called “Puppets” by the author of this Proposal; “Flunkies” by David Broder of The Washington Post, and “Rubber-Stampers” by Steve Hamm of Business Week;

WHEREAS Paul Volcker, former Chairman of the Federal Reserve Board, said, “Stock options have been the principal source of egregious excesses in executive compensation over the past decade without exception.” (Nightly Business Report, PBS, 9-17-2002)

WHEREAS Arthur Levitt, past Chairman of the Securities and Exchange Commission, said, “I spoke time and time again of the failure of the Board of Directors to do anything but act like absolute lambs in the face of their management companies.” (Wall Street Week with Fortune, 11-8-2003, PBS-TV)

WHEREAS Sir J.E.E. Dalberg said, “Power tends to corrupt and absolute power corrupts absolutely”;

WHEREAS ALL the non-employee Directors, COMBINED, often do not own enough shares in the corporations to which they have been nominated to have genuine feelings of fiduciary responsibility to its shareholders. Their allegiance tends to be directed to the Chairmen of CEOs who appointed them, as revealed in the enormously distorted Compensation Packages awarded to these Principal Executives that are often totally unrelated to corporate Performance as measured by the “Net Income” reported to the SEC and recorded in the Annual Report.

WHEREAS Salaried employees shall NOT qualify as Director Nominees:

Their presence on the Board corrupts and destroys its function as a truly and totally independent executive governance body.

WHEREAS To have a truly and totally independent executive governance Board of Directors the nominees must come from sources over which Chairmen, Presidents, CEOs, and the other Principal Corporative Executives have no input or control whatsoever;

THEREFORE, IT is RECOMMENDED that, to return ethics to the selection process, beginning with the 2009 Annual Meeting of the shareholders, to qualify for nomination to the Board of Directors ALL nominees shall be:

1.	Individual Investors who shall, for at least the past three (3) years, have been, and currently are, the sole owner of at least three million dollars ($3,000,000) of the corporation’s shares, and/or:

2.	Individuals representing Mutual, Pension, State Treasuries of Teacher, Labor or Employee Funds, Foundations or Brokerages holding at least five million (5,000,000) voting shares in the corporation to which they stand for nomination.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board does not believe in the use of an arbitrary share-ownership criterion as a pre-determining factor in the selection of nominees for directors. In fact, it believes such a restriction would serve to severely and inappropriately limit the number and type of persons who could be considered to serve as a director of the Company.

The Board believes its members should reflect a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, domestic and international governments, leadership, and domestic and international oil and gas related industries sufficient to provide sound and prudent guidance with respect to ConocoPhillips’ operations and interests. And it has implemented this policy. Five members of our Board of Directors have professional backgrounds in the oil and gas industries, two have professional backgrounds in the environmental industry, five have professional backgrounds in government, one has a professional background in international finance, one has a professional background in accounting and three have a professional background leading large corporations. If this proposal were adopted, only very wealthy individuals could be considered as nominees, which would limit our ability to have a Board with the diversity of relevant experiences that the Board believes is in the stockholders’ best interests.

We do understand the value of share ownership in aligning the interests of our directors with those of our stockholders. To further that alignment, we have adopted share ownership guidelines that require our directors to achieve and maintain certain levels of share ownership in the Company as set forth on page 24 of this Proxy Statement.

Because the Proposal would limit the Board’s ability to select the most qualified nominees and because we have in place other mechanisms, such as our share ownership guidelines, to align the interests of our directors with the interests of our stockholders, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Report on Recognition of Indigenous Rights

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the Church of the Brethren Benefit Trust, Inc. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement are printed below verbatim from the proponent’s submission.

What is the Proposal?

WHEREAS:

ConocoPhillips understands that “respecting indigenous communities is an important part of addressing the company’s community impact” and has declared a commitment to “conduct our business in a way that promotes economic growth, a healthy environment and vibrant communities.” (ConocoPhillips Sustainability Report 2005)

Emerging standards on Indigenous Peoples rights, such as the principle of Free, Prior, and Informed Consent embedded in the recently adopted UN Declaration on the Rights of Indigenous Peoples will likely shape the laws and regulations of the countries in which we operate.

The Voluntary Principles on Human Rights and Security acknowledges that accurate assessment of human rights conditions present in a company’s operating environment is critical to the security of personnel, local communities and assets and to the promotion of human rights.

Since its acquisition of Burlington Resources in 2006 and new upstream investment, ConocoPhillips has become a major holder of oil concessions in Latin America, located particularly in remote rainforests where there are: 1) Indigenous Peoples who have expressed outright opposition to oil activities in their territory; and 2) where there are Indigenous Peoples living in voluntary isolation.

Burlington Resources faced legal challenges, protests, and accusations of using divisive tactics in attempts to obtain consent for its projects from Indigenous Peoples in Ecuador’s south-central Amazon. The oil blocks remain in force majeure due to community opposition

ConocoPhillips is a minority partner in Block 39, located in the Northern Peruvian Amazon, where substantial evidence indicates the presence of four groups of uncontacted Indigenous Peoples living in voluntary isolation, the Abijiras (or Aushiris), Taromenane, Arabela and Pananujuri. They are susceptible to epidemics and mass deaths because they lack immunological defenses. Contact through oil exploration could lead to their extinction.

ConocoPhillips’s operations impact Indigenous Peoples in other parts of the world as well, such as in the Southwestern United States where its natural gas operations in the San Juan Basin have caused concern regarding the impacts on remaining sacred cultural sites and wildlife resources, plus noise and odor impacts on nearby families, of the Navajo (Dine) Nation in northwestern New Mexico. The area is the Navajo’s ancestral homeland known as Dinetah.

Failure to obtain consent or respect Indigenous Peoples rights, as well as to understand the vulnerabilities of uncontacted Indigenous Peoples, may injure our company’s reputation. We believe that respect for Indigenous Peoples rights aids community development, advances the cause of human rights, and contributes to our company’s ultimate success.

RESOLVED: Shareholders request that the Board prepare a report by November 1, 2008, at reasonable cost and omitting proprietary information, on ConocoPhillips’s policies, procedures, and practices for obtaining consent of Indigenous Peoples affected by our activities — whether as operator or minority partner — through their recognized and official governance structures; and its policies to avoid contact with Indigenous Peoples living in voluntary isolation.

SUPPORTING STATEMENT:

Changing norms on Indigenous Peoples rights should inform our company’s policies and procedures for obtaining consent of Indigenous Peoples, thereby helping us maintain our reputation for leadership and achieve long-term success.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

As the proponents correctly note, the Company is committed to respecting indigenous communities. We are proud of our record in this regard. In fact, our interactions with indigenous communities in Alaska and Canada have contributed to our long term success.

In furtherance of our commitment, and to guide our activities, in 2006 we adopted a Human Rights Policy, which states as follows:

“Governments have the primary responsibility for protecting human rights. ConocoPhillips believes business has a constructive role to play to advance respect for human rights throughout the world as do Non-Government Organizations (NGOs) and other representative groups in Civil Society.

We recognize the dignity of all human beings and our core values embrace these inalienable rights for all people to live their lives free from social, political or economic discrimination or abuse.

Our Commitment…

ConocoPhillips will conduct its business consistent with the human rights philosophy expressed in the Universal Declaration of Human Rights (UDHR), and the International Labour Organization Declaration on Fundamental Principles and Rights at Work.

Our intent regarding human rights is also reflected in our Purpose and Values and in our business ethics policy and health, safety and environmental policy, found at www.conocophillips.com. These policies address how we conduct our business with respect for people and the environment, accountability and responsibility to communities, and ethical and trustworthy relationships with our stakeholders. We will maintain ongoing discussion with government, NGO and other business stakeholders through our participation in the Voluntary Principles on Human Rights and Security.”

We continue to expand our dialogue with members of communities in which we operate. One such initiative is our recent election to participate in the Extractive Industry’s Transparency Initiative. This initiative provides for improved transparency of operations in resource-rich countries through the publication and verification of a company’s payments to, and government revenues from, oil, gas and mining operations.

In summary, we are committed to respecting the rights of, and have a sound record of appropriately interacting with, indigenous peoples affected by our business activities. We openly discuss our record and listen to any specific issues with legitimately interested parties. We therefore believe that the report requested by the proponents is unnecessary and not a good use of resources.

The Board believes developing a special report on policies and procedures regarding consent of indigenous peoples is unnecessary and would not be value added and, therefore, recommends that you vote AGAINST this proposal.

Stockholder Proposal:

Advisory Vote on Executive Compensation

(Item 6 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the American Federation of State, County and Municipal Employees (AFSCME). We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of AFSCME are printed below verbatim from its submission.

What is the Proposal?

The American Federation of State, County and Municipal Employees (AFSCME) has submitted the following proposal:

RESOLVED, that stockholders of ConocoPhillips request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (“SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to stockholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

In our view, senior executive compensation at ConocoPhillips has not always been structured in ways that best serve stockholders’ interests. For example, in 2006 Chairman and CEO James Mulva received $373,302 in all other compensation, including $41,154 for personal use of ConocoPhillips provided aircraft and $11,623 in tax reimbursement gross-up payments.

We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practice, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation. A recent study of executive compensation in the U.K. before and after the adoption of the shareholder advisory vote there found that CEO cash and total compensation became more sensitive to negative operating performance after the vote’s adoption. (Sudhakar Balachandran et al., “Solving the Executive Compensation Problem through Shareholder Votes? Evidence from the U.K.” (Oct. 2007).)

Currently U.S. stock exchange listing standards require shareholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Shareholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages.

Similarly, performance criteria submitted for shareholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered compensation plans and policies in the previous year.

Accordingly, we urge ConocoPhillips’s board to allow stockholders to express their opinion about senior executive compensation by establishing an annual referendum process. The results of such a vote could provide ConocoPhillips with useful information about stockholders’ views on the company’s senior executive compensation, as reported each year, and would facilitate constructive dialogue between stockholders and the board.

We urge stockholders to vote for this proposal.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has considered this proposal and believes that adoption of this resolution is unnecessary and would not be in the best interests of ConocoPhillips or its stockholders.

The Board recognizes the importance of executive compensation to the overall long-term performance of ConocoPhillips. With this in mind, the Board has created a Compensation Committee comprised solely of independent directors that is responsible for providing independent, objective oversight for our executive compensation programs. The Compensation Committee, in turn, has taken great care in creating executive compensation programs that provide competitive long-term incentives tied to performance that take into account the levels and forms of compensation necessary to recruit and retain talented executives in a competitive environment. Likewise, we have taken great care to ensure that our “Compensation Discussion and Analysis” beginning on page 20 provides shareholders with a detailed and thorough description and analysis of the principles that underpin our executive compensation programs, the programs designed to implement these principles, and the decisions made by the Compensation Committee each year under these programs. One of our stockholders, the United Brotherhood of Carpenters and Joiners of America, has reviewed our CD&A, as well of those of other companies, both within and outside our industry, and noted:

“Our examination of ConocoPhillips’ executive compensation plan, as well as plans of its identified peer companies, indicates to us that the Company’s Compensation Committee has developed and implemented an executive compensation plan that is better than the plans of most of its peer companies. We found very positive features of the plan that comport with the pay-for-superior-performance principle. The Committee is to be commended for its work.”

The Board appreciates the underlying goal of this proposal, which is to provide stockholders with a way to convey their views regarding executive compensation to the Board and ConocoPhillips management. The Board agrees strongly with this goal and has already taken steps to ensure that ConocoPhillips stockholders have a variety of means through which to express their views regarding executive compensation — individually and collectively — to the Board and ConocoPhillips management.

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First, any stockholder may communicate directly in writing to the full Board, any board committee, or any individual director, by using the process indicated under “Corporate Governance Policies Matters and Communications with the Board” in this Proxy Statement.

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Second, stockholders may express their views on executive compensation to the Board and management in person or by proxy at ConocoPhillips’ annual stockholders meetings. At every meeting, ConocoPhillips provides an opportunity for stockholders to ask questions and express their views. These meetings are attended not only by the ConocoPhillips’ management, but also by the Board. Indeed, in accordance with the ConocoPhillips’ Corporate Governance Policy, all directors are expected to attend the annual meeting of stockholders.

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Third, on an ongoing basis, representatives of management have made themselves available to meet with stockholder representatives and corporate governance groups to discuss the Company’s executive compensation practices and philosophy. Similarly, directors respond to inquiries from, and, when appropriate, are available to meet with, stockholder representatives and corporate governance groups to discuss the Company’s executive compensation practices and philosophy.

The Board believes these approaches are a more effective means for ConocoPhillips stockholders to provide input to it than the means suggested by the proposal. The means already available allow stockholders to voice specific observations or objections directly to the decision-makers before decisions are made, as opposed to voting on the results of those decisions. In contrast, the after-the-fact vote suggested by the proponents is indirect, unclear and untimely.

Rather than simplify communications with the Board, the Board believes that this proposal would create confusion, and that the lack of clarity as to the meaning of the vote results would eliminate any benefits this proposal might enjoy. Stockholders vote “for” or “against” matters for many different reasons and the board and the Compensation Committee would be left to interpret the results under the proposed referendum. For example, if stockholders vote in favor of ratifying executive compensation, the Compensation Committee is not able to determine if the vote signifies approval of ConocoPhillips’ overall practices or if the vote merely signifies approval of a particular individual’s compensation or a particular component of the total compensation. Conversely, if stockholders voted against ratifying executive compensation, the Compensation Committee does not have clarity as to what aspect of executive compensation stockholders did not agree. Instead of encouraging stockholders to take advantage of ConocoPhillips’ current direct communication policy, this proposal advocates substituting a narrower, more confusing and less effective mechanism.

To ConocoPhillips’ knowledge, none of our peers and competitors would be similarly bound by a referendum on compensation. The Board believes that being so singled out would make it more difficult for ConocoPhillips to attract and retain senior management. In our industry, human capital is one of our most important assets, and we believe that adoption of this proposal could lead to a perception among senior executives and top producers that compensation opportunities at ConocoPhillips may be limited or negatively affected by the advisory vote when compared with opportunities at our competitors. In addition, if implemented, our Board’s decisions regarding executive compensation would be subject to second guessing, which may impair ConocoPhillips’ ability to attract and retain individuals willing to serve as a director of ConocoPhillips, to the detriment of our stockholders.

We believe (i) the Compensation Committee is in the best position to provide independent, objective oversight of our executive compensation programs and is providing appropriate oversight on behalf of our stockholders; (ii) our stockholders have the mechanisms to convey their views regarding executive compensation to the Board and ConocoPhillips management; and (iii) the adoption of an advisory vote on executive compensation by ConocoPhillips on a selective basis could put us at a competitive disadvantage in recruiting and retaining talent and, thus, negatively impact our stockholders. Therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Political Contributions

(Item 7 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by The Nathan Cummings Foundation. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of The Nathan Cummings Foundation are printed below verbatim from its submission.

What is the Proposal?

The Nathan Cummings Foundation has submitted the following proposal:

RESOLVED, that the shareholders of ConocoPhillips (“Conoco”) hereby request that the Company provide a report, updated semi-annually disclosing Conoco’s:

1.	Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.
2.	Monetary and non-monetary political contributions and expenditures not deductible under section 162(e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162(e)(1)(B) of the Internal Revenue Code. The report shall include the following:
a.	An accounting of Conoco’s funds that are used for political contributions or expenditures as described above:
b.	Identification of the person or persons in Conoco who participated in making the decisions to make the political contribution or expenditure; and
c.	The internal guidelines or policies, if any, governing Conoco’s political contributions and expenditures.

The report shall be presented to the board of directors’ audit committee or other relevant oversight committee and posted on the company’s website to reduce costs to shareholders.

Supporting Statement

As long-term shareholders of Conoco, we support transparency and accountability in corporate spending on political activities. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate.

According to www.fecinfo.com, Conoco contributed as least $172,000 in soft money during the 2003-04 election cycle. However, its payments to trade associations used for political activities are un-disclosed. Absent a system of accountability, company assets can be used for policy objectives that are not shared by and may be inimical to the interests of Conoco and its shareholders.

For example, Conoco has committed to taking action to expand its business planning processes to address greenhouse gas emissions and develop greenhouse gas targets for its operations. In contrast, the National Association of Manufacturers (NAM) — one of our country’s largest trade associations — continues to take a strong position against action on climate change.

NAM has also supported legislation that would weaken Occupational Safety & Health Administration (OSHA) enforcement and make it more difficult for OSHA to issue citations for job safety violations. Weakening OSHA is antithetical to Conoco’s stated commitment to safety and may promote dangerous conditions that could compromise our company’s operations, reputation and safety of its workforce.

Without disclosure, it is impossible for shareholders to know whether Conoco is a member of NAM, and if so whether Conoco’s payments to NAM are used for political purposes that conflict with company positions. Relying on publicly available data does not provide a complete picture of political expenditures.

We therefore urge you to vote YES for this proposal.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has considered this proposal and believes that adoption of this resolution is unnecessary and would not be in the best interests of ConocoPhillips or its shareholders.

We continuously make efforts to provide our shareholders useful information about our political activities and the Company’s Policies and Procedures for Political Related Activities can be found on our Web site at www.conocophillips.com. We also provide information on our Web site regarding political contributions to candidates every six months. In addition, ConocoPhillips complies with all disclosure requirements pertaining to political contributions under federal, state and local laws and regulations. These disclosures provide ample public information about the Company’s political contributions, as demonstrated by the Proponent’s reference to figures on political contributions previously made by ConocoPhillips.

In addition, our candidate contributions are reported regularly to, and overseen by, Company senior management and the Public Policy Committee of the Board. Independent audits of the Company and Spirit PAC’s political giving are performed each year.

The Board believes it has a responsibility to shareholders and employees to be engaged in the political process to both protect and promote their shared interests. The Board believes it is in the best interest of shareholders to support the legislative process by making corporate political contributions prudently to political organizations when such contributions are consistent with business objectives and are permitted by federal, state and local laws. The Board also believes in making the Company’s political contributions transparent to interested parties.

The Board believes that disclosure of dues paid to trade associations who engage in political activity would risk misrepresenting the Company’s political activity. ConocoPhillips’ purpose in joining trade associations, like the National Association of Manufacturers, is not for political purposes, nor does the Company agree with all positions taken by trade associations on issues. In fact, the Company publicly acknowledges that it does take contrary positions from time to time. The greater benefits ConocoPhillips receives from trade association membership are the general business, technical and industry standard setting expertise these organizations provide.

ConocoPhillips has adopted and published its Policies and Procedures for Political Related Activities, made available information on this Web site regarding political contributions to candidates, and complies with laws regarding disclosure of political giving; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Greenhouse Gas Reduction

(Item 8 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by New Covenant Funds. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of New Covenant Funds are printed below verbatim from its submission.

What is the Proposal?

New Covenant Funds has submitted the following proposal:

Resolution to ConocoPhillips on Greenhouse Gas Reduction Goals

Whereas: The American Geophysical Union, the world’s largest organization of earth, ocean and climate scientists, states that it is now “virtually certain” that global warming is caused by emissions of greenhouse gasses (GHG) and that the warming will continue.

The International Energy Agency warned in its 2007 World Energy Outlook that “urgent action is needed if greenhouse gas concentrations are to be stabilized at a level that would prevent dangerous interference with the climate system.”

The Kyoto Protocol obliges Annex I signatories (industrialized countries) to reduce national GHG emissions below 1990 levels by 2012. However, the Kyoto reduction targets may be inadequate to avert the most serious impacts of global warming. United Kingdom Prime Minister Gordon Brown says the EU should aim to reduce its carbon dioxide emission by 30% below 1990 levels by 2020, and by at least 60% by 2050.

Since Kyoto was adopted, the urgent need for action to prevent the most damaging effects of climate change has become increasingly clear.

The 2006 Stern Review on the Economics of Climate Change, led by the former chief economist at the World Bank, “...estimates that if we don’t act, the overall (worldwide) costs and risks of climate change will be equivalent to losing at least 5% of global GDP each year, now and forever.” In contrast, the costs of action would be about 1% of global GDP each year. While some may criticize this scenario, Nobel Prize economists have applauded this work, urging immediate responses.

ConocoPhillips spent $80 million in 2006 to develop technology for alternative and unconventional energy sources, and planned to increase such spending to $150 million in 2007. However, the company emitted 62.3 million metric tons of CO2 equivalent GHG emissions in 2006 from its own operations. Energy use per unit of production did not drop but remained steady.

Failure to reduce operational emissions or to offer lower-carbon products may necessitate the purchase of expensive carbon credits, even as competitors are generating new revenue through the sale of excess credits.

Resolved: Shareholders request that the Board of Directors adopt quantitative goals, based on current technologies, for reducing total greenhouse gas emissions from the Company’s products and operations; and that the Company report to shareholders by September 30, 2008, on its plan to achieve these goals. Such a report will omit proprietary information and be prepared at a reasonable cost.

Supporting Statement: ConocoPhillips has acknowledged the importance of addressing global climate change and the need to develop GHG targets for its operations. However, no targets for reductions have been established, and no progress on reducing energy use per unit of production is evident. We believe setting targets is an important step in the development of a comprehensive long term strategy to significantly reduce GHG emissions from operations and products.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips has demonstrated significant commitment to addressing the challenges and issues of climate change through active participation in, and funding of, internal and external programs to understand and reduce greenhouse gas emissions, and to develop sound government policy for their regulation. The process to properly address all of these challenges and issues should be undertaken in a well thought-out, orderly and timely fashion. While the company is currently conducting a thorough study of its greenhouse gas emissions impacts with the full intent to establish quantitative goals, at this time the company believes it is far too early to place aggressive timelines on such an important achievement. As such the Board does not believe it is in the best interest of the Company, and it would not be an efficient use of Company resources, to establish at this time quantitative goals for reducing total greenhouse gas emissions from the Company’s products and operations and issue a report on its plans to achieve these goals by September 30, 2008.

As stated in ConocoPhillips’ Climate Change Position Statement, “ConocoPhillips recognizes that human activity, including the burning of fossil fuels, is contributing to increased concentrations of greenhouse gases in the atmosphere that can lead to adverse changes in global climate. While uncertainties remain over the extent of human contributions and the timing and magnitude of future impacts, we are committed to taking action now to expand our business planning processes to address greenhouse gas (GHG) emissions and to develop greenhouse gas targets for our operations. Our commitment to sustainable development will provide the foundation for our actions.” Our Climate Change Position Statement also calls for public policy measures that will slow, stop and ultimately reverse the rate of growth in global greenhouse gas emissions.

ConocoPhillips believes climate change issues require serious attention and a logical approach to address them properly. As a result, in April, 2007 the company joined the U.S. Climate Action Partnership (USCAP) in support of a mandatory national framework to reduce greenhouse gas emissions. USCAP advocates federal legislation that is designed to achieve the goal of limiting global atmospheric GHG concentrations to a level that minimizes large-scaled adverse climate change impacts to human populations and the natural environment. In support of this, USCAP has recommended that Congress establish a mandatory emission reduction pathway to slow, stop and reverse the growth of U.S. emissions including an emission target zone aimed at reducing emissions by 60-80% from current levels by 2050.

ConocoPhillips has also pledged $1 million to support the Climate Change Policy Partnership, a four-year university-industry collaboration launched in 2006 to develop the appropriate remedial policies. In the meantime, the Company is working to understand and address the environmental, technological and economic impact of greenhouse gases and other emissions in its operations. ConocoPhillips is improving the energy efficiency of its refineries and investigating the potential use of carbon capture and storage technology as a means to reduce emissions. In December, 2007, ConocoPhillips joined the World Bank’s Global Gas Flaring Reduction partnership (GGFR). By joining GGFR, ConocoPhillips has committed to reduce gas flaring and to make efforts to minimize flaring practices by finding alternative uses for the gas associated with oil production. ConocoPhillips is also making additional progress on these issues as part of its response to the American Petroleum Institute’s Climate Action Challenge. Under this program, the Company has committed to improve the energy efficiency of its U.S. refineries by 10 percent between 2002 and 2012 (as measured by Solomon Energy Efficiency Index). And in 2006, ConocoPhillips reinforced its commitment to reduce methane emissions through participation in the U.S. Environmental Protection Agency’s Natural Gas STAR program.

ConocoPhillips is engaged in a wide range of activities related to the issues posed by greenhouse gas emissions and is undertaking an orderly process to address the matter in its operations. Before ConocoPhillips attempts to set such quantitative goals, further work and action is needed to understand the Company’s greenhouse gas emissions, to understand the technologies available to measure, reduce and control greenhouse gas emissions, and to understand and implement the greenhouse gas emission statutory and regulatory schemes for the various jurisdictions in which the Company operates. The proposed report would not add value to the Company’s efforts in this area; therefore the Board recommends you vote AGAINST this proposal.

Stockholder Proposal:

Community Accountability

(Item 9 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the Church Pension Fund. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the Church Pension Fund are printed below verbatim from its submission.

What is the Proposal?

The Church Pension Fund has submitted the following proposal:

ConocoPhillips

Community Accountability

RESOLVED, that the shareholders request the Board of Directors to report to shareholders, at reasonable cost and omitting proprietary information, on how the corporation ensures that it is accountable for its environmental impact in all of the communities where it operates. The report should contain the following information:

1.	how the corporation makes available reports regarding its emissions and environmental impacts on land, water, and soil—both within its permits and emergency emissions—to members of the communities where it operates;

2.	how the corporation integrates community environmental accountability into its current code of conduct and ongoing business practices; and

3.	the extent to which the corporation’s activities have negative health effects on individuals living in economically poor communities.

Supporting Statement

ConocoPhillips (COP) ranked 3rd on a 2002 list of the worst U.S. corporate air polluters in terms of the amount and toxicity of pollution, and the numbers of people exposed to it. http://www.peri.umass.edu/Toxic-100-Table.265.0.html

Most of this pollution is from COP’s refinery operations. In January 2005, COP entered a voluntary settlement with U.S. EPA in which our company agreed to pay a $4.5 million fine and spend $525 million to cut harmful air emissions from nine of its U.S. petroleum refineries in seven states. This was the largest of 13 EPA settlements with oil refiners.

Refineries account for 5 percent of the country’s dangerous air pollution, releasing sulfur dioxide and nitrogen oxide linked to lung and heart disease through stacks as well as cancer-causing benzene in wastewater. As a former EPA official explained, refinery pollution affects local communities more than power plants because it is released from short smokestacks and does not dissipate readily. “People are living cheek by jowl with refinery pollution.” (Washington Post 1/28/05)

http://www.washingtonpost.com/wp-dyn/articles/A43014-005Jan27.html?referrer=email

We believe that corporations have a moral responsibility to be accountable for their environmental impacts — not just effects on the entire ecosystem, but also direct effects on the communities that host their facilities. Communities are often the forgotten stakeholders in terms of corporate activities and impact. No corporation can operate without the resources that local communities provide, but it is often these communities that bear the brunt of corporate activities.

The proponents of this resolution are also particularly concerned about the effects of corporate activities on low-income areas and communities of color. At several COP refineries, the majority of the residents in the “fence-line communities” are African American. One study has found that facilities like oil refineries operated in more heavily African-American counties “seem to pose greater risk of accident and injury than those in counties with fewer African-Americans.” Environmental Justice: Frequency and Severity of U.S. Chemical Industry Accidents and the Socio-economic Status of Surrounding Communities, 58 Journal of Epidemiology and Community Health, 24-30 (2004).

The report requested in this resolution would do much to assure shareholders and other stakeholders that the corporation takes seriously its ethical responsibilities to all of the communities that host its facilities.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

For ConocoPhillips, sustainable development is about conducting its business to promote economic growth, a healthy environment and vibrant communities, now and into the future. As part of its commitment to sustainable development, ConocoPhillips issued its first Sustainable Development Report in 2005 and recently published an update to the Report based on progress made by the Company through mid-year 2007. This report, which will be updated biannually, is a compilation of the Company’s policies, business activities and progress to date in meeting its sustainable development commitments. The reports contain data on ConocoPhillips’ environmental and social performance and an overview of its progress and future objectives regarding sustainable development. Future reports will track ConocoPhillips’ performance and its evolving understanding of sustainable development as the Company continues to build on its knowledge base.

In 2003 ConocoPhillips established nine sustainable development commitments many of which involve the Company’s interactions with local communities. These include goals to “positively impact communities wherever we operate,” “minimize the environmental impact of our operations” and “be transparent and accountable by measuring and reporting both our financial and non-financial performance.” Our latest Sustainable Development Report provides (note p.68) a comprehensive progress report on these nine commitments. Numerous community engagement activities, including the use of citizen advisory councils/panels, help ensure accountability and are discussed more fully in the Report at pages 10-12 and pages 50-57. It is important to note that eleven of the Company’s twelve U.S. refineries, and the Humber refinery in the United Kingdom, have citizen advisory councils/panels active. The remaining U.S. refinery, the Ferndale refinery in Washington, engages its community by working through established local organizations.

Based on the fact that ConocoPhillips has publicly issued a comprehensive report on its sustainable growth objectives and its performance metrics, and that it will continue to make these reports publicly available as part of its commitment to be transparent and accountable, the Company believes it has already satisfied the intent of this stockholder proposal. The Board therefore recommends AGAINST adoption of the proposal because it would result in duplicative reporting.

Stockholder Proposal:

Drilling in Sensitive/Protected Areas

(Item 10 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Green Century Capital Management. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Green Century Capital Management are printed below verbatim from its submission.

What is the Proposal?

Green Century Capital Management has submitted the following proposal:

Drilling in Sensitive/Protected Areas

WHEREAS: in the 1998 Record of Decision, Secretary of the Interior Bruce Babbitt relied on extensive scientific evaluation in making his decision to protect certain critical wildlife habitat areas in the northeast portion of the National Petroleum Reserve — Alaska;

WHEREAS: approximately 580,000 acres were not made available for oil and gas leasing because the area encompasses key goose molting habitat and critical caribou habitat, and a smaller area of adjacent lands was open for leasing with language limiting surface exploration or development activities;

WHEREAS: this protected area includes the Teshekpuk Lake region, an area that encompasses the most important and sensitive wetland complexes in the circumpolar Arctic, and supports the highest density of nesting and molting waterfowl and shorebirds in the National Petroleum Reserve — Alaska;

WHEREAS: Babbitt stated “This is a balanced plan that carefully weighs the impacts on a fragile Arctic landscape and its abundant wildlife with the long-term economic future of Alaskans”;

WHEREAS: tens of thousands of geese, waterfowl, and caribou will be displaced by roads, pipelines, air strips, and gravel mines if this area is developed;

WHERAS: ConocoPhillips literature states, “For several decades, the company’s focus has been on preserving and protecting the habitats of birds all over the world. ConocoPhillips and its employees participate in a broad variety of projects to help refine scientific knowledge about birds, to protect and improve wildlife habitats and to provide educational programs about birds;”

WHERAS: in May 2007, more than a quarter of ConocoPhillips’ shareholders asked the company to consider a policy of refraining from drilling in and around Teshekpuk Lake and areas protected by the 1998 ROD;

WHERAS: in September 2006, a Federal District Court blocked the Interior Department proposed lease sale in the Northeast NPRA, specifically noting that the government had “violated the National Environmental Protection Act;”

WHEREAS: pledging not to drill in sensitive ecosystems will enhance our company’s image and reputation with consumers, elected officials, current and potential employees, and investors;

RESOLVED, Shareholders request that the Board of Directors prepare a report, at reasonable cost and omitting proprietary information, on the potential environmental damage that would result from drilling for oil and gas in the area inside the National Petroleum Reserve-Alaska originally protected by the 1998 ROD. The report should consider the implications of a policy of refraining from drilling in such areas and should be available to investors by the 2009 annual meeting.

Supporting Statement

Approximately 580,000 acres of the National Petroleum Reserve were not made available for oil and gas leasing because the area encompasses key goose molting habitat.

Drilling in the area protected by the 1998 ROD would not only harm the core wildlife habitats of the caribou and waterfowl, but it will also have a significant impact on the Alaskan Natives who use the area for subsistence fishing and hunting.

Vote YES for this proposal, which will enhance our Company’s reputation as a leader in environmentally responsible energy recovery.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

In 2006, the U.S. Bureau of Land Management (“BLM”) issued a Record of Decision (“ROD”) that amended the 1998 BLM ROD addressing oil and gas leasing in the northeast planning area of the National Petroleum Reserve-Alaska (“NE NPRA”), specifically with regard to oil and gas leasing in the Teshekpuk Lake area. In response to an appeal of the 2006 ROD, the United States District Court in Alaska ordered the BLM to perform additional analysis. The draft of the supplemental integrated activity plan/environmental impact statement (“SEIS”) providing the additional BLM analysis and a substantial number of proposed additional stipulations and mitigation measures was issued for public review and comment in the second half of 2007. Unlike in the 2006 EIS proceedings, this draft SEIS does not state a preferred alternative for oil and gas leasing. The input received from the public review of the draft SEIS must be considered prior to any decision-making by the agency. The final SEIS and subsequent ROD are anticipated to be issued, at the earliest, in late May and early June 2008 respectively. At this time, the agency has not issued any decision regarding future oil and gas leasing in this area, and it is very uncertain if, when, or under what conditions any future oil and gas leasing may take place in the NE NPRA.

ConocoPhillips works closely with government policymakers and regulatory agencies to ensure that its operations are environmentally responsible and sensitive areas are respected. Prior to new development in these areas, the Company conducts environmental studies and prepares reports that document baseline conditions. In addition, we work with federal, state, and local governments, local communities, and the appropriate non-governmental organizations to ensure all permitting activities are properly undertaken prior to any proposed oil and gas activities. The comprehensive permitting process, which is subject to public review, together with the stringent regulatory scheme of monitoring and reporting requirements and ConocoPhillips’ own strict standards, all require environmental protection and accountability for performance. ConocoPhillips operates in protected areas only where the government has legally authorized such operations and where the Company is confident it can comply with all regulatory requirements and protect sensitive areas. The Company is confident that it can simultaneously protect the environment and responsibly develop oil and gas reserves in areas like the Teshekpuk Lake region.

Due to the uncertainties regarding future oil and gas leasing in this area and our history of operating in sensitive areas around the world in a responsible manner, the Board believes that preparing a special report on the potential environmental impacts of drilling in this area of the NPRA and the policy implications of refraining from drilling in this area is unnecessary and would not be a beneficial use of Company resources; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Environmental Impact

(Item 11 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Trillium Asset Management. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Trillium Asset Management are printed below verbatim from their submission.

What is the Proposal?

Trillium Asset Management has submitted the following proposal:

WHEREAS

ConocoPhillips has considerable interests in oil sands operations in the Canadian boreal forest that mine and upgrade bitumen. ConocoPhillips holds a 9% interest in Syncrude, a joint venture expected to produced 350,000 barrels/day by 2010, and is the operating partner of the Surmont oil sands joint venture project, with a 50% equity stake (potential production: 200,000 barrels per day).

The boreal provides critical climate regulation and carbon storage for the earth as a whole. This ecosystem is the breeding ground for 30% of North American songbirds and 40% of our waterfowl.

Industrial logging and oil sands have reduced it to less than 40% of its original size; the remaining forest is fragmented, with harmful impacts on many species. According to the Canadian Parks and Wildness Association, it will take over 300 years before reclaimed areas become functioning forest again. The UN Environmental Program has identified the Canadian boreal as one of the world’s top 100 “hot spots” of environmental change.

Processing oil sands is highly resource intensive and environmentally damaging, requiring the draining of wetlands, diversion of rivers and the removal of all trees and vegetation. Tailing ponds from mining operations cover almost 20 square miles. Their pollutants are acutely toxic to aquatic life and threaten to leak into the groundwater system and surrounding soil and surface water.

Extracting one barrel of bitumen requires 2-5 barrels of fresh water. Less than 10% of the water withdrawn from the Athabasca River is returned, threatening the long term survival of numerous fish, songbird and waterfowl species. Current withdrawals from the Athabasca River for oil sands development are twice the amount used annually by the population of Calgary. The Pembina Institute predicts that withdrawals may increase by 50% within 6 years. Future demand for groundwater is also expected to increase exponentially.

On average, one barrel’s extraction requires enough natural gas to heat a Canadian home for 1.5-5.5 days, and the removal of four tons of earth. While processed sand must be replaced and the site reclaimed, in 40+ years of oil sands operations, not a single acre has received a reclamation certificate from the Canadian Government.

Oil Sands have made Alberta the largest emitter of industrial pollutants in Canada. They are the fastest growing source of Canada’s greenhouse gas emissions, generating 3x the amount during production as conventional oil. These emissions may more than quadruple by 2015.

RESOLVED

Shareholders request that an independent committee of the Board prepare a report (at reasonable cost and omitting proprietary information) on the environmental damage that would result from the company’s expanding oil sands operations in the Canadian boreal forest. The report should consider the implications of a policy of discontinuing these expansions and should be available to investors by May 2009.

SUPPORTING STATEMENT

The requested report should discuss the intense environmental and social impacts of oils sands operations that occur despite best efforts as mitigation, including: greenhouse gas emissions, water resources, biodiversity, and social impacts upon Albertans, including indigenous populations.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips has a proven track record of protecting sensitive environments while developing oil and gas resources. The Company believes development and protection are not inherently contradictory objectives. ConocoPhillips has publicly committed to set a high standard in environmental protection, and it regularly reports on its performance in such publications as the ConocoPhillips Sustainable Development Report. The Board believes that the report requested by Trillium Asset Management is unnecessary and not an efficient use of Company resources because it will not provide more, or better, information than the Company will be providing or obtaining through the regulatory process and its own internal protection protocols.

ConocoPhillips oil sands development portfolio is primarily focused on steam assisted gravity drainage (SAGD). This in-situ extraction method occurs within the reservoir deep underground and requires only a limited surface footprint for the plant site and well pads. It does not feature tailings, diversion of rivers, or withdrawals from or discharges to rivers or lakes.

Surmont’s SAGD operation currently recycles 90% of the water used in the process, and has a projected water intensity of less than 0.5 barrel of water per barrel of bitumen production. The water used for the Surmont project comes from deep non-potable, or saline, aquifers. Detailed groundwater aquifer mapping and monitoring will continue during the life of operations to ensure sustainability.

Syncrude employs significant efforts to ensure the efficient use of resources, responsible extraction of bitumen and careful reclamation of the land affected by their operations. Syncrude leads the industry with about 22% of their land, over 4,600 hectares, now reclaimed. Likewise, Syncrude manages air emissions in order to minimize any operational impact on the environment, operating in strict compliance with regulatory requirements. We and our partners continue to work in concert with communities, Aboriginal neighbors and other key stakeholders in our reclamation plans and activities.

ConocoPhillips was an early adopter of low-impact seismic practices that substantially reduce the amount of forest cleared and accelerate reforestation. Exploration wells drilled are abandoned and reclaimed promptly, with reclamation certificates generally received within 3 to 5 years. Other examples of reducing footprint include environmental constraint mapping to place facilities away from sensitive eco-sites such as wetlands, and integrated landscape planning with other companies to use common roads and reduce clearing, access, and ecosystem fragmentation. Ongoing research supported by ConocoPhillips to improve construction and reclamation practices will further enhance recovery of the footprint. In total, oil sands development by the industry is currently expected to impact less than 0.1% of the boreal forest located in Canada.

ConocoPhillips was a founding member of the Cumulative Environmental Management Association (CEMA), a, multi-stakeholder organization established in Fort McMurray in 2000 with members representing various levels of government, industry regulatory bodies, non-government environmental groups, Aboriginal groups, and the local health authority. CEMA’s mandate is to make recommendations on how to best manage cumulative impacts from industrial activity on the land, water and air in the region. This includes the development and application of environmental management tools, regional environmental guidelines, objectives and thresholds.

To enable ongoing improvement, ConocoPhillips and its partners plan to fund approximately $500 million of heavy oil technology and studies over the next 5 years, including technology to reduce GHG emissions, water use and land disturbance.

ConocoPhillips operates in sensitive areas only where the respective governmental entities have legally authorized such operations and where the Company is confident it can comply with all regulatory requirements. The Company is confident that it can simultaneously protect the environment and develop oil and gas reserves in areas like the Canadian oil sands region, just as it has in other environmentally sensitive locations.

The Board believes developing a special report by an independent committee of the Board on the environmental damage that would result from the Company’s oil sands operations in the Canadian boreal forest is unnecessary, duplicative and would not be value added; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Global Warming

(Item 12 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Action Fund Management, LLC. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Action Fund Management, LLC are printed below verbatim from their submission.

What is the Proposal?

Action Fund Management LLC has submitted the following proposal:

Global Warming Report

Resolved: The shareholders request that the Board of Directors prepare by October 2008, at reasonable expense and omitting proprietary information, a Global Warming Report. The report may describe and discuss how action taken to date by ConocoPhillips to reduce its impact on global climate change has affected global climate in terms of any changes in mean global temperature and any undesirable climatic and weather-related events and disasters avoided.

Supporting Statement:

ConocoPhillips says on its web site that it supports action on global warming. The company is a member of the U.S. Climate Action Partnership (USCAP), a group that lobbies for global warming regulation.

But scientific data show that atmospheric levels of carbon dioxide, the greenhouse gas of primary concern in global warming, do not drive global temperature. See e.g., http://youtube.com/watch?v=XDI2NVTYRXU.

Even assuming for the sake of argument that atmospheric carbon dioxide levels affect global temperatures, the U.S. Environmental Protection Agency recently projected that U.S. regulation of manmade greenhouse gas emissions would have a trivial impact on atmospheric concentrations of carbon dioxide over the next 90 years. See e.g.,

http://www.epa.gov/climatechange/downloads/s1766analysispart1.pdf and http://www.junkscience.comByTheJunkman/20071004.html.

So U.S. greenhouse gas regulation is not likely to discernibly affect global climate in the foreseeable future.

Global warming regulation is expected to harm the economy. The Congressional Budget Office, U.S. Department of Energy and prominent economists such as Alan Greenspan, Arthur Laffer and Greg Mankiw all say that cap-and-trade — a type of greenhouse gas regulation promoted by USCAP — would reduce economic growth. See e.g.,

http://www.junkscience.com/failure_to_disclose.pdf.

Shareholders want to know how ConocoPhillips’s actions relating to global warming may be affecting global climate.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips is actively engaged with a considerable number of other companies, governmental bodies, non-governmental organizations and academic institutions in discussions concerning global climate change and the best possible courses of action to address the issues raised. While there are no definitive answers to the myriad of questions raised by these issues, ConocoPhillips has taken a position on the global climate debate based on its analysis of the information and arguments to date. As stated in

ConocoPhillips’ Climate Change Position Statement, “ConocoPhillips recognizes that human activity, including the burning of fossil fuels, is contributing to increased concentrations of greenhouse gases in the atmosphere that can lead to adverse changes in global climate. While uncertainties remain over the extent of human contributions and the timing and magnitude of future impacts, we are committed to taking action now to expand our business planning processes to address greenhouse gas (GHG) emissions and to develop greenhouse gas targets for our operations. Our commitment to sustainable development will provide the foundation for our actions.” Our Climate Change Position Statement also calls for public policy measures that will slow, stop and ultimately reverse the rate of growth in global greenhouse gas emissions.

Additionally, in April, 2007 the company joined the U.S. Climate Action Partnership in support of a mandatory national framework to reduce greenhouse gas emissions. USCAP is a coalition of thirty three large U.S. corporations and environmental non-profit organizations, that “have joined together to recommend the prompt enactment of national legislation in the United States to slow, stop and reverse the growth of greenhouse gas (GHG) emissions over the shortest period of time reasonably achievable. ... In our view, the climate change challenge will create more economic opportunities than risks for the U.S. economy.” See the USCAP Call for Action at www.us-cap.org/USCAPCallForAction.pdf. ConocoPhillips believes it is important for the business community to constructively engage in the discussion of the best policies and practices to respond to the challenges and issues of climate change.

It is the Board’s opinion that it is not feasible or reasonable for ConocoPhillips to invest time and resources in an attempt to assess the Company’s impact on the global climate since climate change is a highly complex global phenomenon and subject to various diverse opinions. The Board believes the Company has taken a reasonable and practical approach to the issues surrounding the global warming debate and the proposed report would not add value to that approach; therefore the Board recommends you vote AGAINST this proposal.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired Mackenzie Partners, Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying Mackenzie Partners, Inc. a fee of $15,500, plus expenses.

Submission of Future Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal, including the nomination of directors, at the 2009 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 1, 2008.

Stockholders who wish to propose a matter for action at the 2009 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ By-Laws dealing with stockholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 14, 2009 and February 13, 2009. You can obtain a copy of ConocoPhillips’ By-Laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Corporate Governance” caption.

All written proposals should be directed to the Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by stockholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above and include the information required by our By-Laws and discussed on pages 16 and 17 of this proxy statement.

Available Information

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional printed copies of the Annual Report, as well as our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of our Board committees and our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from Broadridge Financial Solutions, Inc. (formerly ADP), regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may revoke your consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure documents.

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

ConocoPhillips’ Restated Certificate of Incorporation would be amended and restated by changing Article FIFTH, Sections A and B, as follows, with deletions indicated by strike-outs and additions indicated by underlining:

FIFTH: A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The total number of directors constituting the entire Board shall be not less than six nor more than twenty as determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected and until his successor shall be elected and shall qualify, subject however, to prior death, resignation or removal from office. Notwithstanding the immediately preceding sentence: the Class I directors in office immediately following the Merger Effective Time shall have an initial term ending on the date of the first annual meeting held after the date on which the mergers provided for in the Agreement and Plan of Merger dated as of November 18, 2001, by and among Phillips Petroleum Company, the Corporation, Porsche Merger Corp., Corvette Merger Corp. and Conoco Inc. became effective (the “Merger Effective Time”); the Class II directors in office immediately following the Merger Effective Time shall have an initial term ending on the date of the second annual meeting held after the Merger Effective Time; and the Class III directors in office immediately following the Merger Effective Time shall have an initial term ending on the date of the third annual meeting held after the Merger Effective Time. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting at which his term expires and until his successor shall be elected and shall qualify~~Effective at the annual meeting of stockholders scheduled to be held in 2009 and at each annual meeting of stockholders thereafter, all director nominees shall stand for election to terms expiring at the next succeeding annual meeting, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to prior death, resignation ~~or~~, removal ~~from office.~~or departure from the Board of Directors for other cause. The term of each director serving as of and immediately following the date of the 2008 annual meeting of stockholders shall expire at the next annual meeting of stockholders after such date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting of stockholders. Unless otherwise required by law, any vacancy on the Board of Directors or newly created directorship may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, ~~or by stockholders if such vacancy was caused by the action of stockholders (in which event such vacancy may not be filled by the directors or a majority thereof)~~there are no directors in office, and the directors so chosen shall hold office until the next election and until their successors are duly elected and qualified, or until their earlier death, resignation, removal or departure from the Board of Directors for other cause.

~~Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.~~

Notwithstanding the foregoing, whenever the holders of outstanding shares of one or more series of Preferred Stock are entitled to elect a director or directors of the Corporation separately as a series or together with one or more other series pursuant to a resolution of the Board of Directors providing for the establishment of such series, such director or directors shall not be ~~classified pursuant to or be~~ subject to the foregoing provisions of this Article FIFTH, and the election, term of office, removal and filling of vacancies in respect of such director or directors shall be governed by the resolution of the Board of Directors so providing for the establishment of such series and by applicable law.

A-1

B. Subject to applicable law, any ~~Any~~ director or the entire Board of Directors may ~~only~~ be removed ~~for~~with or without cause, such removal to be by the affirmative vote of the shares representing at least a majority of the votes entitled to be cast by the Voting Stock. ~~Unless the Board of Directors has made a determination that removal is in the best interests of the Corporation (in which case the following definition shall not apply), “cause” for removal of a director shall be deemed to exist only if (i) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the Directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction to have been guilty of willful misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.~~

Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

A-2

APPENDIX B

ConocoPhillips’ Amended and Restated By-Laws would be amended and restated in their entirety to include the following amendments with deletions indicated by strike-outs and additions indicated by underlining:

ARTICLE III

Directors

Section 1. Number, Classification and Qualification of Directors. (a) The size of the Board of Directors shall be not less than six and not more than twenty directors, with the exact number to be determined from time to time by the Board of Directors. ~~The directors shall be divided, as nearly equally as possible, into three (3) classes, designated Class I, Class II and Class III, as provided in the Certificate of Incorporation.~~Effective at the annual meeting of stockholders scheduled to be held in 2009 and at each annual meeting of stockholders thereafter, all director nominees shall stand for election to terms expiring at the next succeeding annual meeting, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to prior death, resignation, removal or departure from the Board of Directors for other cause. The term of each director serving as of and immediately following the date of the 2008 annual meeting of stockholders shall expire at the next annual meeting of stockholders after such date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting of stockholders. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders. Subject to applicable law and to the provisions of Article II of these By-Laws, any person shall be eligible for election as a director; provided that (i) in the case of a director who is also an employee of the Corporation any person (A) who shall have attained the age of 65 shall be ineligible for election or appointment as a director and (B) who ceases to be an employee of the Corporation shall be disqualified from continued service as a director and such person’s term of office as a director shall automatically terminate and (ii) in the case of any director, (A) any person who shall have attained the age of 72 shall be ineligible for election or appointment as a director and (B) a director’s term of office shall automatically terminate as of the Company’s next annual shareholder meeting following such director attaining the age of 72.

(b) There shall be no limitation on the qualification of any person to be a director or on the ability of any director to vote on any matter brought before the Board or any Board committee, except (i) as required by applicable law, (ii) as set forth in the Certificate of Incorporation or (iii) as set forth in the foregoing Section 1(a) of this Article III or (iv) in any By-Law adopted by the Board of Directors with respect to the eligibility for election as a director upon reaching a specified age or, in the case of employee directors, with respect to the qualification for continuing service of directors upon cessation of employment with the Corporation.

Section 2. Vacancies. Unless otherwise required by law or the Certificate of Incorporation, vacancies arising through death, resignation, removal, an increase in the number of directors or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, ~~or by the stockholders if such vacancy resulted from the action of stockholders (in which event such vacancy may not be filled by the directors or a majority thereof)there are no directors in office~~, and the directors so chosen shall hold office until the next election for such class and until their successors are duly elected and qualified, or until their earlier death, resignation, removal or departure from the Board of Directors for other cause.

Section 11. Removal. Subject to applicable law, a ~~A~~ director may ~~only~~ be removed ~~for~~, with or without cause, such removal to be by the affirmative vote of the shares representing a majority of the votes entitled to be cast by the Voting Stock. For purposes of these By-Laws, Voting Stock shall mean the then outstanding shares of capital stock entitled to vote generally in the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any dividend arrearages. ~~Unless the Board of Directors has made a determination that removal is in the best~~

B-1

~~interests of the Corporation (in which case the following definition shall not apply), “cause” for removal of a director shall be deemed to exist only if (i) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction to have been guilty of willful misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.~~ Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

B-2

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/14/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/30/08.

To request material:    Internet: www.proxyvote.com    Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CONOCOPHILLIPS

Vote In Person

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/17/08 is to be held on 5/14/08 at 9:30 AM CDT at: 13210 Katy Freeway Houston, TX

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079
(281) 558-8338

• Take I-10 West 3 miles past Sam Houston Tollway.
• Exit Eldridge Parkway, Exit 753A.
• Turn right (north) on Eldridge Parkway.
• The hotel will be immediately on your left.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS
	Nominees:	7.	Political Contributions
	01) Harold W. McGraw, III
	02) James J. Mulva
	03) Bobby S. Shackouls	8.	Greenhouse Gas Reduction

2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	9.	Community Accountability

3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2008.	10.	Drilling in Sensitive/Protected Areas
		11.	Environmental Impact

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.
		12.	Global Warming

4.	Qualifications for Director Nominees
		13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

5.	Report on Recognition of Indigenous Rights

6.	Advisory Vote on Executive Compensation

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONOP1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

CONOCOPHILLIPS UK, Australia, Emden-Germany, Norway Plans

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 14, 2008

The undersigned hereby directs that Halifax EES Trustees International Limited, Trustee of the ConocoPhillips Share Incentive Plan, ConocoPhillips Overseas Stock Savings Plan (Australia, Emden-Germany or Norway), Conoco Stock Ownership Plan, Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited, and/or Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 14, 2008, at 9:30 a.m., and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

In order for your vote to be counted, Broadridge, the Tabulator for the Trustee, Halifax EES Trustees International Limited, must receive this Voting Direction card no later than 11:59 p.m. EDT on May 7, 2008.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips common stock described on the back of the card representing your interest in the Plan.

Also enclosed is the Company’s 2007 Annual Report along with the Notice and Proxy Statement for the 2008 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees International Limited) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONOP3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

ConocoPhillips Savings Plan

and/or

ConocoPhillips Store Savings Plan

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 14, 2008

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) and ConocoPhillips Store Savings Plan (“CPSSP”), vote all (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction at the adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement. If Broadridge, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 11, 2008 at 11:59 p.m. EDT, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the internet or telephone on or before May 11, 2008, any shares in the CPDP or CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Important Information - I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP and/or CPSSP that I become a fiduciary of the CPSP and/or CPSSP for voting such shares; that I must act in the best interests of all participants of the CPSP and/or CPSSP when giving directions for voting shares not representing my part of the CPSP and/or CPSSP; that I have read and understand my duties as a fiduciary as they are described on pages 32 and 33 of the CPSP Employee Handbook dated January 1, 2008 and/or page 25 of the CPSSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips common stock described on the back of the card representing your interest in the CPSP and/or CPSSP Plan. Also enclosed is the Company’s 2007 Annual Report along with the Notice and Proxy Statement for the 2008 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONOP5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

CBT

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

CONOCOPHILLIPS ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2008

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 14, 2008, at 9:30 a.m., and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone.

If Broadridge, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by 11:59 p.m. EDT on May 13, 2008, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 13, 2008, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips common stock described on the back of the card.

Also enclosed is the Company’s 2007 Annual Report along with the Notice and Proxy Statement for the 2008 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONOP7	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

MAY 14, 2008

The stockholder(s) hereby appoint(s) James J. Mulva and Janet Langford Kelly, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ConocoPhillips that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m., Central Time on May 14, 2008, at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND AMENDED AND RESTATED BY-LAWS AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CONOCOPHILLIPS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AGAINST EACH OF THE STOCKHOLDER PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONOP9	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

ConocoPhillips Savings Plan

ConocoPhillips Store Savings Plan

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 14, 2008

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) and the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 14, 2008, at 9:30 a.m., and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, The Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by 11:59 p.m. EDT on May 11, 2008, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 11, 2008, any shares in the CPSP and/or CPSSP that you otherwise could have directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips common stock described on the back of the card representing your interest in the Plan.

Also enclosed is the Company’s 2007 Annual Report along with the Notice and Proxy Statement for the 2008 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONO11	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

Burlington Resources Inc. Retirement Savings Plan Confidential Voting Direction

ANNUAL MEETING OF STOCKHOLDERS

MAY 14, 2008

The undersigned hereby directs that The Charles Schwab Trust Company, Trustee of the Burlington Resources Inc. Retirement Savings Plan (“BR RSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 14, 2008, at 9:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustees, The Charles Schwab Trust Company, does not receive this Voting Direction card by 11:59 p.m. EDT on May 11, 2008, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 11, 2008, any shares in the BR RSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the BR RSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the BR RSP.

Also enclosed is ConocoPhillips Notice and Proxy Statement for the 2008 Annual Meeting and ConocoPhillips 2007 Annual Report. Please use these to help you to decide how to direct the way the Trustee (The Charles Schwab Trust Company) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONO13	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

ConocoPhillips Canada Employee Stock Ownership Plan Voting Direction

ANNUAL MEETING OF STOCKHOLDERS

MAY 14, 2008

The undersigned hereby directs that Computershare Trust Company of Canada, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 14, 2008, at 9:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 14, 2008.

If Broadridge, the Tabulator for the Trustees, Computershare Trust Company of Canada, does not receive this Voting Direction card by 11:59 p.m. EDT on May 11, 2008, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 11, 2008, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2008 Annual Meeting and the Company’s 2007 Annual Report. Please use these to help you to decide how to direct the way the Trustee (Computershare Trust Company of Canada) should vote.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CONO15	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Vote On Directors
1.	ELECTION OF DIRECTORS
		For	Against	Abstain
	Nominees:
	1a. Harold W. McGraw III	☐	☐	☐			For	Against	Abstain

	1b. James J. Mulva	☐	☐	☐	6.	Advisory Vote on Executive Compensation	☐	☐	☐

	1c. Bobby S. Shackouls	☐	☐	☐	7.	Political Contributions	☐	☐	☐
Vote On Proposals
2.	Proposal to amend Amended and Restated By-Laws and Restated Certificate of Incorporation to provide for the annual election of directors.	☐	☐	☐	8.	Greenhouse Gas Reduction	☐	☐	☐
3.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips independent registered public accounting firm for 2008.	☐	☐	☐	9.	Community Accountability	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-12.					10.	Drilling in Sensitive/Protected Areas	☐	☐	☐

4.	Qualifications for Director Nominees	☐	☐	☐	11.	Environmental Impact	☐	☐	☐

5.	Report on Recognition of Indigenous Rights	☐	☐	☐	12.	Global Warming	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐	13.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.					The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST proposals 4-12. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

MAY 14, 2008

The stockholder(s) hereby appoint(s) James J. Mulva and Janet Langford Kelly, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ConocoPhillips that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m., Central Time on May 14, 2008, at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND AMENDED AND RESTATED BY-LAWS AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CONOCOPHILLIPS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AGAINST EACH OF THE STOCKHOLDER PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The 2008 Annual Meeting of Stockholders of ConocoPhillips will be held on May 14, 2008 at 9:30 a.m. Central time at the Omni Houston Hotel at Westside in Houston Texas.

[We are again providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically OR Our records indicate you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically]. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 012345678901

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 14, 2008 except for stock you may hold through certain ConocoPhillips’ employee benefit plans, which, unless as otherwise specified, must be voted on or before 11:59 p.m. May 11, 2008.

If you would like to receive hard copies of the annual meeting materials, please call 1-xxx-xxx-xxxx. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

Dear ConocoPhillips U.S. Employee,

On December 14, 1995, the Compensation and Benefits Arrangement Stock Trust (“CBT”) was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 43 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (“Trustee”).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain U.S. and international employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements. If you direct the Trustee’s vote of ConocoPhillips common stock held in the CBT, you become a directing fiduciary of the CBT.

For your convenience, you may vote electronically via the Internet through 4:00 p.m., Eastern Time, May 13, 2008. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect vote, and those directions will govern the Trustee’s vote of approximately 96% of the 43 million shares. The remaining CBT share will be voted by international employees under similar arrangements.

All voting instructions are submitted to an independent proxy tabulator who is obligated to hold the votes in confidence and not to reveal your individual votes to any person, including ConocoPhillips, except as may be required by law.

To access the proxy materials and a confidential, electronic voting direction site for the 2008 Annual Meeting of Stockholders, click here.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addresses. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Broadridge immediately by returning this email to the originator.

Enclosure

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

Dear CPSP Active Employee Participant,

As an active employee participating in the ConocoPhillips Savings Plan (CPSP), you may direct Vanguard Fiduciary Trust Company, the Trustee of the CPSP, to vote the shares of ConocoPhillips common stock allocated to your account as of the March 17, 2008 record date for the May 14, 2008 Annual Meeting of Stockholders.

For you convenience, you may vote electronically via the Internet through 11:59 p.m. Eastern Time, May 11, 2008. All voting instructions are submitted to an independent proxy tabulator, Broadridge, who is obligated to hold the votes in confidence and not to reveal your individual vote to any person, including ConocoPhillips, except as may be required by law.

We are please to again provide you with electronic delivery of the ConocoPhillips 2007 Annual Report and the Notice and Proxy Statement for the 2008 Annual Meeting of Stockholders. Electronic delivery allows us to quickly and efficiently distribute proxy materials in an environmentally-sensitive manner.

To access the proxy materials and a confidential, electronic voting direction site for the 2008 Annual Meeting of Stockholders, click here.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Broadridge immediately by returning the e-mail to the originator.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

Dear CPSP Active Employee Participant,

As an active employee participating in the ConocoPhillips Savings Plan (CPSP), you may direct Vanguard Fiduciary Trust Company, the Trustee of the CPSP, to vote a pro rata portion of (1) all unallocated shares of ConocoPhillips common stock in the plan and (2) all shares of stock representing the interests of CPSP participants who fail to give voting direction to the Trustee regarding allocated shares for the May 14, 2008 Annual Meeting of Stockholders. By electing to direct the Trustee’s vote of shares which do not represent your own part of the CPSP, you become a fiduciary of the CPSP for voting such shares and you must act in the best interest of all participants of the CPSP. Fiduciary duties are described on pages 32 and 33 of the CPSP Employee Benefit Handbook dated January 1, 2008.

For you convenience, you may vote electronically via the Internet through 11:59 p.m. Eastern Time, May 11, 2008. All voting instructions are submitted to an independent proxy tabulator, Broadridge, who is obligated to hold the votes in confidence and not to reveal your individual vote to any person, including ConocoPhillips, except as may be required by law.

We are please to again provide you with electronic delivery of the ConocoPhillips 2007 Annual Report and the Notice and Proxy Statement for the 2008 Annual Meeting of Stockholders. Electronic delivery allows us to quickly and efficiently distribute proxy materials in an environmentally-sensitive manner.

To access the proxy materials and a confidential, electronic voting direction site for the 2008 Annual Meeting of Stockholders, click here.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Broadridge immediately by returning the e-mail to the originator.